UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05742

Name of Fund: BlackRock Funds

BlackRock Global Long/Short Credit Fund

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd

            Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2018

Date of reporting period: 07/31/2018

Explanatory Note:

BlackRock Global Long/Short Credit Fund (the “New Fund”), a newly created series of newly created BlackRock Funds IV, a Massachusetts business trust (the “New Trust”), is the successor to BlackRock Global Long/Short Credit Fund (the “Fund”), a series of BlackRock Funds,SM pursuant to a reorganization (the “Reorganization”) that took place on September 17, 2018. The New Fund was created for the purpose of receiving the assets of the Fund and carried on no business activities prior to the Reorganization. Upon consummation of the Reorganization, shareholders of the Fund became shareholders of the New Fund.

The New Fund has the same investment objective, strategies and policies, investment adviser and sub-advisers, portfolio management team and service providers as the Fund. The Fund is the performance and accounting survivor of the Reorganization, meaning that the New Fund assumed the performance and financial history of the Fund at the completion of the Reorganization.

Item 1 – Report	to Stockholders

JULY 31, 2018

ANNUAL REPORT

BlackRock FundsSM

➢	BlackRock Global Long/Short Credit Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended July 31, 2018, the strongest corporate profits in seven years drove the equity market higher, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy, risk-taking was tempered somewhat, as shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Strong equity performance worldwide was driven by synchronized economic growth across the most influential economies. However, volatility in emerging market stocks rose, as U.S.-China trade relations and debt concerns weighed heavily on the Chinese stock market, while Turkey became embroiled in a currency crisis shortly after the end of the reporting period.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession, but given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds declined slightly, and high-yield bonds posted modest returns.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates three times during the reporting period. The Fed also reduced its $4.3 trillion balance sheet by approximately $180 billion during the reporting period, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. Meanwhile, the European Central Bank announced that its bond-purchasing program would conclude at the end of the year, while also expressing its commitment to low interest rates. In contrast, the Bank of Japan continued to expand its balance sheet through bond purchasing while lowering its expectations for inflation.

The U.S. economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus; unemployment declined to 3.9%, wages increased, and the number of job openings reached a record high. Strong economic performance may justify a more rapid pace of rate hikes in 2018, as the headline inflation rate and investors’ expectations for inflation have already surpassed the Fed’s target of 2.0%.

While U.S. monetary policy is seeking to restrain economic growth and inflation, fiscal policy has produced new sources of growth that could nourish the economy for the next few years. Corporate tax cuts and repatriation of capital held abroad could encourage a virtuous cycle of business spending. Lower individual tax rates coupled with the robust job market may refresh consumer spending.

We continue to believe the primary risks to economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension. Given the deflationary forces of technology and globalization, a substantial increase in inflation is unlikely to materialize as long as the unemployment rate remains above 3.0%. However, we are closely monitoring trade protectionism and the rise of populism in Western nations. In particular, the outcome of trade negotiations between the United States and China is likely to influence the global growth trajectory and set the tone for free trade in many other nations.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	0.70%	16.24%
U.S. small cap equities (Russell 2000® Index)	6.75	18.73
International equities (MSCI Europe, Australasia, Far East Index)	(5.12)	6.40
Emerging market equities (MSCI Emerging Markets Index)	(11.94)	4.36
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.85	1.43
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(0.95)	(3.66)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.45)	(0.80)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.20	1.21
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.65	2.60
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of July 31, 2018	BlackRock Global Long/Short Credit Fund

Investment Objective

BlackRock Global Long/Short Credit Fund’s (the “Fund”) investment objective is to seek absolute total returns over a complete market cycle.

On September 17, 2018 (the “Closing Date”), BlackRock Global Long/Short Credit Fund, a series of BlackRock Funds IV (the “Acquiring Fund”), acquired the assets, subject to the liabilities, of BlackRock Global Long/Short Credit Fund, a series of BlackRock FundsSM (the “Predecessor Fund”) through a tax-free reorganization (the “Reorganization”). As a result of the Reorganization, shareholders of the Predecessor Fund received shares of the Acquiring Fund of the same class and with the same aggregate net asset value as their shares held in the Predecessor Fund as of the Closing Date. The Predecessor Fund is the accounting survivor of the Reorganization, which means the Acquiring Fund adopted the performance and financial history of the Predecessor Fund as of the Closing Date.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended July 31, 2018, the Fund underperformed the benchmark, the ICE BofAML 3-Month U.S. Treasury Bill Index.

What factors influenced performance?

The largest detractor from Fund returns was a short position in a European high yield crossover credit index. Similarly, strategies to manage risk through equity futures, options and exchange-traded funds detracted for the period. Exposure to European financials across the capital structure hurt performance given the significant volatility European risk assets experienced in the second quarter of 2018. Lastly, short positions in U.S. credit within the pharmaceutical and telecommunication services (“telecom”) industries detracted slightly.

The Fund’s U.S.-based strategies led positive contributions to performance for the period. Drivers of return included carry (income-oriented) strategies, particularly exposure to bank loans, collateralized loan obligations (“CLOs”), and enhanced equipment trust certificates. U.S. absolute return strategies were additive, in particular long positions in technology and telecom. Additionally, U.S. event-related trades in telecom and retail contributed to performance. Capital structure trades in energy and technology credits also helped relative performance. Relative value trades within low beta (less volatile) industrial credits contributed as well, along with directional risk in U.S. high yield assets within technology, cable & satellite and health care.

Directional risk in European assets such as high yield, capital securities and investment grade corporate bonds contributed positively. Short positions in the credit default swaps of European financials were additive as well.

As part of its investment strategy, the Fund uses derivatives to manage duration (sensitivity to interest rate movements) and currency risk. The Fund also has the flexibility to utilize derivatives in order to express a positive or negative view on a particular issuer or sector, or to manage overall credit risk. Derivatives may also serve as a more liquid way to express exposures depending on the market environment. During the period, the Fund’s derivative holdings had a net positive impact on performance. While derivatives such as options used to manage potential downside moves in the equity market or with respect to individual issuers detracted slightly, the use of forward foreign currency transactions to manage non-dollar currency exposures more than offset that loss.

The Fund’s cash exposure had no material impact on performance as the Fund may enter into long and short positions via credit default swaps and other derivatives, which do not require a cash outlay like that of traditional cash bonds.

Describe recent portfolio activity.

During the period, the Fund’s net long position was increased from 59% to 67% of notional net assets, with the majority of the increase coming from Europe as the region’s net long increased from 16% to 23% of notional net assets. The U.S. net long position slightly increased from 38% to 39% of notional net assets by the end of the period, while allocations to Asia and Emerging Markets remained essentially unchanged.

In both the United States and Europe, the Fund increased exposure to bank loans and CLOs, both of which have performed well as demand has been strong for floating rate assets.

In the United States, the Fund focused on absolute return strategies as the outlook for further spread compression has been modest. In terms of sectors, the Fund focused on technology, telecom and health care/pharmaceuticals based on opportunities around consolidation, liability management, and potential for an initial public offering. Along with the increase in carry-oriented strategies, this led to a significant increase in the Fund’s exposure to bank loans and high yield bonds. Directional risk also increased slightly as the Fund added to investment grade corporate bonds after the asset class underperformed other fixed income sectors in the second quarter of 2018.

The fourth quarter of 2017 saw an increase in merger & acquisition (“M&A”) activity in Europe. During this time, the Fund began to add to credits that had the potential for M&A, along with other catalyst-driven credits. The Fund’s financials exposure was increased in early 2018, but was reduced in the second quarter of 2018 on the potential for an increase in volatility surrounding geopolitical risks.

Describe portfolio positioning at period end.

The Fund maintained diversified exposure to credit risk, with a focus on idiosyncratic and catalyst-driven U.S. and European absolute return strategies. Overall directional risk remained fairly low relative to historical levels given the modest expectation for further credit spread compression.

The Fund ended the period with a net long credit position of 23% of net assets, in Europe 39% of net assets in the United States, 5% of net assets in Asia and Emerging Markets, and 67% of net assets overall.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2018 (continued)	BlackRock Global Long/Short Credit Fund

Total Return Based on a $10,000 Investment

(a)	Commencement of operations.
(b)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(c)

The Fund seeks to provide absolute total returns over a complete market cycle through diversified long and short exposure to the global fixed income markets. Under normal circumstances, the Fund invests at least 80% of its total assets in credit-related instruments.

(d)	An unmanaged index that tracks 3-month U.S. Treasury securities.

Performance Summary for the Period Ended July 31, 2018

				Average Annual Total Returns (a)
				1 Year		5 Years		Since Inception (b)
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	3.36%	3.35%	(0.77)%	1.16%	N/A	1.84%	N/A	2.66%	N/A
Investor A	2.98	2.98	(0.96)	0.81	(3.22)%	1.58	0.75%	2.40	1.79%
Investor C	2.38	2.38	(1.27)	0.20	(0.80)	0.84	0.84	1.66	1.66
Class K	3.41	3.41	(0.77)	1.34	N/A	1.90	N/A	2.70	N/A
ICE BofAML 3-Month U.S. Treasury Bill Index	—	—	0.85	1.43	N/A	0.45	N/A	0.35	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 7 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	The Fund commenced operations on September 30, 2011.

N/A — Not Applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	5

Fund Summary as of July 31, 2018 (continued)	BlackRock Global Long/Short Credit Fund

Expense Example

	Actual				Hypothetical (a)
			Including Dividend Expense and Interest Expense and Broker Fees and Expenses on Short Sales	Excluding Dividend Expense and Interest Expense and Broker Fees and Expenses on Short Sales		Including Dividend Expense and Interest Expense and Broker Fees and Expenses on Short Sales		Excluding Dividend Expense and Interest Expense and Broker Fees and Expenses on Short Sales
	Beginning Account Value (02/01/18)	Ending Account Value (07/31/18)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (02/01/18)	Ending Account Value (07/31/18)	Expenses Paid During the Period (b)	Ending Account Value (07/31/18)	Expenses Paid During the Period (c)
Institutional	$1,000.00	$992.30	$9.98	$5.24	$1,000.00	$1,014.80	$10.09	$1,019.54	$5.31
Investor A	1,000.00	990.40	11.75	6.51	1,000.00	1,013.00	11.88	1,018.25	6.61
Investor C	1,000.00	987.30	14.83	10.20	1,000.00	1,009.90	15.00	1,014.53	10.34
Class K	1,000.00	992.30	9.98	4.94	1,000.00	1,014.80	10.09	1,019.84	5.01

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.99% for Institutional Shares, 2.35% for Investor A Shares, 2.98% for Investor C Shares and 2.00% for Class K Shares), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(c)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.06% for Institutional Shares, 1.32% for Investor A Shares, 2.07% for Investor C Shares and 1.00% for Class K Shares), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

Portfolio Information

GEOGRAPHIC ALLOCATION

	Percent of Total Investments (a)
Country	Long	Short		Total
United States	44%	9%		53%
United Kingdom	5	1		6
Cayman Islands	4	—		4
France	3	1		4
Germany	3	1		4
Ireland	3	—	(c)	3
Canada	3	—	(c)	3
Netherlands	3	—	(c)	3
Spain	2	1		3
Switzerland	2	—		2
China	2	—	(c)	2
Other(b)	11	2		13
Total	85%	15%		100%

(a)	Total investments include the gross market values of long and short positions and exclude Short-Term Securities, Options Purchased and Options Written.
(b)	Includes holdings within countries that are 1% or less of long-term investments. Please refer to the Schedule of Investments for such countries.
(c)	Representing less than 0.5% of the Fund’s total investments.

CREDIT QUALITY ALLOCATIONS (a)

Credit Rating	Percent of Total Investments (b)
AAA/Aaa(c)	4%
AA/Aa	3
A	8
BBB/Baa	22
BB/Ba	24
B	31
CCC/Caa	3
C	—	(d)
D	—	(d)
NR	5

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low rating quality. Credit quality ratings are subject to change.

(b)	Total Investments exclude Short-Term Securities, Options Purchased, Options Written, Borrowed Bonds and Investments Sold Short.
(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

(d)	Representing less than 0.5% of the Fund’s total investments.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage by entering into reverse repurchase agreements.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Fund’s shareholders, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on the Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that the Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by the Fund’s shareholders and may reduce income.

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Share performance shown prior to the March 28, 2016 inception date is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end.

Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at NAV on the ex-dividend/payable dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

BENEFITS AND RISKS OF LEVERAGING / ABOUT FUND PERFORMANCE	7

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense example shown on the previous pages (which is based on a hypothetical investment of $1,000 invested on February 1, 2018 and held through July 31, 2018) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical example that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2018	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities — 12.0%

Cayman Islands — 5.2%(a)
Allegro CLO VI Ltd.(b):
Series 2017-2A, Class C, (LIBOR USD 3 Month + 1.80%), 4.14%, 01/17/31	USD	1,600	$1,576,174
Series 2017-2A, Class D, (LIBOR USD 3 Month + 2.75%), 5.09%, 01/17/31		500	494,871
Allegro CLO VII Ltd., Series 2018-1A, Class A, (LIBOR USD 3 Month + 1.10%), 3.49%, 06/13/31(b)		1,000	999,513
ALM VI Ltd.(b):
Series 2012-6A, Class BR3, (LIBOR USD 3 Month + 1.75%), 4.10%, 07/15/26		2,500	2,491,133
Series 2012-6A, Class CR3, (LIBOR USD 3 Month + 2.70%), 5.05%, 07/15/26		1,000	990,087
ALM VII Ltd., Series 2012-7A, Class A1R, (LIBOR USD 3 Month + 1.48%), 3.82%, 10/15/28(b)		12,000	12,065,706
ALM VIII Ltd., Series 2013-8A, Class A1R, (LIBOR USD 3 Month + 1.49%), 3.83%, 10/15/28(b)		2,750	2,752,981
ALM XVI Ltd., Series 2015-16A, Class CR2, (LIBOR USD 3 Month + 2.70%), 5.04%, 07/15/27(b)(c)		1,000	992,500
AMMC CLO XII Ltd., Series 2013-12A, Class CR, (LIBOR USD 3 Month + 1.90%), 4.25%, 11/10/30(b)		1,500	1,495,270
Anchorage Capital CLO 1-R Ltd.(b):
Series 2018-1RA, Class A1, (LIBOR USD 3 Month + 0.99%), 3.33%, 04/13/31		1,000	998,635
Series 2018-1RA, Class C, (LIBOR USD 3 Month + 1.80%), 4.14%, 04/13/31		1,300	1,276,598
Anchorage Capital CLO 3-R Ltd., Series 2014-3RA, Class B, (LIBOR USD 3 Month + 1.50%), 3.84%, 01/28/31(b)		2,000	1,992,494
Anchorage Capital CLO 7 Ltd., Series 2015-7A, Class CR, (LIBOR USD 3 Month + 1.70%), 4.04%, 10/15/27(b)		1,750	1,739,390
Anchorage Capital CLO 8 Ltd., Series 2016-8A, Class AR, (LIBOR USD 3 Month + 1.00%), 3.34%, 07/28/28(b)(c)		2,200	2,196,260
Anchorage Capital CLO Ltd.(b):
Series 2013-1A, Class BR, (LIBOR USD 3 Month + 2.15%), 4.49%, 10/13/30		1,000	1,000,656
Series 2013-1A, Class CR, (LIBOR USD 3 Month + 3.20%), 5.54%, 10/13/30		1,000	998,873
Apidos CLO XV(b):
Series 2013-15A, Class A1RR, (LIBOR USD 3 Month + 1.01%), 3.36%, 04/20/31		1,000	995,777
Series 2013-15A, Class CRR, (LIBOR USD 3 Month + 1.85%), 4.20%, 04/20/31		1,000	991,534
Apidos CLO XVIII, Series 2014-18A, Class CR, (LIBOR USD 3 Month + 3.25%), 5.60%, 07/22/26(b)		880	880,416
Apidos CLO XX, Series 2015-20A, Class CR, (LIBOR USD 3 Month + 2.95%), 5.29%, 07/16/31(b)(c)		1,000	1,000,000
Apidos CLO XXV, Series 2016-25A, Class A1, (LIBOR USD 3 Month + 1.46%), 3.81%, 10/20/28(b)		3,500	3,501,915
Ares XLIV CLO Ltd.(b):
Series 2017-44A, Class C, (LIBOR USD 3 Month + 3.45%), 5.79%, 10/15/29		1,000	1,005,553
Series 2017-44A, Class D, (LIBOR USD 3 Month + 6.55%), 8.89%, 10/15/29		1,000	1,018,917
Ares XLIX CLO Ltd., Series 2018-49A, Class B, (LIBOR USD 3 Month + 1.65%), 3.99%, 07/22/30(b)		1,000	998,076

Security		Par (000)	Value
Cayman Islands (continued)
Ares XLVII CLO Ltd.(b):
Series 2018-47A, Class D, (LIBOR USD 3 Month + 2.70%), 5.05%, 04/15/30	USD	5,300	$5,214,549
Series 2018-47A, Class E, (LIBOR USD 3 Month + 5.50%), 7.85%, 04/15/30		3,500	3,433,208
Ares XLVIII CLO(b):
Series 2018-48A, Class C, (LIBOR USD 3 Month + 1.80%), 4.14%, 07/20/30		1,000	987,555
Series 2018-48A, Class D, (LIBOR USD 3 Month + 2.70%), 5.04%, 07/20/30		1,000	983,065
Ares XXXIIR CLO Ltd.(b):
Series 2014-32RA, Class B, (LIBOR USD 3 Month + 1.80%), 4.16%, 05/15/30		500	491,716
Series 2014-32RA, Class C, (LIBOR USD 3 Month + 2.90%), 5.26%, 05/15/30		500	495,298
Series 2014-32RA, Class D, (LIBOR USD 3 Month + 5.85%), 8.21%, 05/15/30		1,000	1,003,442
Ares XXXVII CLO Ltd., Series 2015-4A, Class BR, (LIBOR USD 3 Month + 1.80%), 4.14%, 10/15/30(b)		1,750	1,745,771
Atlas Senior Loan Fund X Ltd.(b):
Series 2018-10A, Class C, (LIBOR USD 3 Month + 1.85%), 4.19%, 01/15/31		1,000	988,351
Series 2018-10A, Class D, (LIBOR USD 3 Month + 2.75%), 5.09%, 01/15/31		500	487,068
Benefit Street Partners CLO XII Ltd.(b):
Series 2017-12A, Class C, (LIBOR USD 3 Month + 3.05%), 5.39%, 10/15/30		1,250	1,246,950
Series 2017-12A, Class D, (LIBOR USD 3 Month + 6.41%), 8.75%, 10/15/30		1,500	1,518,337
Burnham Park CLO Ltd., Series 2016-1A, Class A, (LIBOR USD 3 Month + 1.43%), 3.78%, 10/20/29(b)		3,000	3,010,244
Carlyle Global Market Strategies CLO Ltd.(b):
Series 2013-4A, Class DRR, (LIBOR USD 3 Month + 2.65%), 4.37%, 01/15/31		800	784,558
Series 2014-2RA, Class A1, (LIBOR USD 3 Month + 1.05%), 3.03%, 05/15/31		1,000	996,563
Carlyle US CLO Ltd., Series 2017-2A, Class C, (LIBOR USD 3 Month + 3.70%), 6.05%, 07/20/31(b)		750	758,228
CBAM Ltd.(b):
Series 2017-3A, Class E1, (LIBOR USD 3 Month + 6.50%), 8.84%, 10/17/29		1,000	1,013,357
Series 2018-6A, Class A, (LIBOR USD 3 Month + 0.94%), 3.33%, 07/15/31(c)		1,000	996,500
Cedar Funding IX CLO Ltd., Series 2018-9A, Class E, (LIBOR USD 3 Month + 5.35%), 7.59%, 04/20/31(b)		1,000	952,638
Cedar Funding VII CLO Ltd., Series 2018-7A, Class A1, (LIBOR USD 3 Month + 1.00%), 3.35%, 01/20/31(b)		1,200	1,189,849
Cedar Funding VIII CLO Ltd.(b):
Series 2017-8A, Class D, (LIBOR USD 3 Month + 3.25%), 5.59%, 10/17/30		1,105	1,108,543
Series 2017-8A, Class E, (LIBOR USD 3 Month + 6.35%), 8.69%, 10/17/30		1,000	1,010,450
Cent CLO 17 Ltd.(b):
Series C17A, Class A1AR, (LIBOR USD 3 Month + 1.03%), 3.39%, 04/30/31		1,200	1,194,620
Series C17A, Class BR, (LIBOR USD 3 Month + 1.85%), 4.20%, 04/30/31		1,000	991,372
Series C17A, Class CR, (LIBOR USD 3 Month + 2.80%), 5.15%, 04/30/31		1,000	983,852

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Cayman Islands (continued)
Series C17A, Class DR, (LIBOR USD 3 Month + 6.00%), 8.36%, 04/30/31	USD	1,500	$1,499,454
CIFC Funding Ltd.:
Series 2013-2A, Class B1LR, (LIBOR USD 3 Month + 3.05%), 5.38%, 10/18/30(b)		1,000	1,000,712
Series 2014-2RA, Class A1, (LIBOR USD 3 Month + 1.05%), 3.16%, 04/24/30(b)		1,000	999,446
Series 2014-2RA, Class A3, (LIBOR USD 3 Month + 1.90%), 4.01%, 04/24/30(b)(c)		500	498,400
Series 2014-3A, Class C1R, (LIBOR USD 3 Month + 1.90%), 4.25%, 07/22/26(b)		1,375	1,375,787
Series 2014-3A, Class DR, (LIBOR USD 3 Month + 3.15%), 5.50%, 07/22/26(b)		1,500	1,500,637
Series 2014-4A, Class D, (LIBOR USD 3 Month + 3.40%), 5.74%, 10/17/26(b)		3,250	3,253,600
Series 2014-V, (LIBOR USD 3 Month + 1.40%), 3.74%, 01/17/27		4,000	4,002,012
Series 2018-1A, Class C, (LIBOR USD 3 Month + 1.75%), 3.91%, 04/18/31(b)		1,000	994,841
Dewolf Park CLO Ltd.(b):
Series 2017-1A, Class C, (LIBOR USD 3 Month + 2.15%), 4.49%, 10/15/30		1,000	1,002,253
Series 2017-1A, Class D, (LIBOR USD 3 Month + 3.15%), 5.49%, 10/15/30		1,000	1,000,392
Series 2017-1A, Class E, (LIBOR USD 3 Month + 6.20%), 8.54%, 10/15/30		1,000	1,014,665
Dryden 50 Senior Loan Fund, Series 2017-50A, Class C, (LIBOR USD 3 Month + 2.25%), 4.59%, 07/15/30(b)		1,500	1,504,300
Elevation CLO Ltd., Series 2017-7A, Class C, (LIBOR USD 3 Month + 1.90%), 4.24%, 07/15/30(b)		1,000	991,854
Fillmore Park CLO Ltd., Series 2018-1A, Class D, (LIBOR USD 3 Month + 2.90%), 5.24%, 07/15/30(b)(c)		440	440,000
Galaxy XIX CLO Ltd., Series 2015-19A, Class A1R, (LIBOR USD 3 Month + 1.22%), 3.56%, 07/24/30(b)		3,500	3,503,207
Galaxy XVIII CLO Ltd., Series 2018-28A, Class A1, (LIBOR USD 3 Month + 1.10%), 3.44%, 07/15/31(b)(c)		4,880	4,870,240
Galaxy XXVII CLO Ltd.(b):
Series 2018-27A, Class A, (LIBOR USD 3 Month + 1.02%), 3.37%, 05/16/31		2,500	2,499,617
Series 2018-27A, Class C, (LIBOR USD 3 Month + 1.80%), 4.15%, 05/16/31		1,500	1,470,961
Gilbert Park CLO Ltd., Series 2017-1A, Class E, (LIBOR USD 3 Month + 6.40%), 8.74%, 10/15/30(b)		1,000	1,017,087
Goldentree Loan Management US CLO 3 Ltd., Series 2018-3A, Class D, (LIBOR USD 3 Month + 2.85%), 5.29%, 04/20/30(b)(c)		750	744,750
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class AR, (LIBOR USD 3 Month + 1.37%), 3.71%, 10/29/26(b)		3,250	3,250,107
Greenwood Park CLO Ltd.(b):
Series 2018-1A, Class D, (LIBOR USD 3 Month + 2.50%), 4.53%, 04/15/31(c)		630	612,360
Series 2018-1A, Class E, (LIBOR USD 3 Month + 4.95%), 6.98%, 04/15/31		650	624,662
Highbridge Loan Management Ltd.(b):
Series 12A-18, Class B, (LIBOR USD 3 Month + 1.85%), 4.22%, 07/18/31(c)		1,250	1,250,000
Series 6A-2015, Class A1R, (LIBOR USD 3 Month + 1.00%), 3.36%, 02/05/31		550	545,451

Security		Par (000)	Value
Cayman Islands (continued)
Series 7A-2015, Class CR, (LIBOR USD 3 Month + 1.70%), 4.04%, 03/15/27	USD	2,500	$2,484,286
Series 7A-2015, Class DR, (LIBOR USD 3 Month + 2.40%), 4.74%, 03/15/27		1,000	1,000,145
Series 8A-2016, Class CR, (LIBOR USD 3 Month + 1.95%), 4.30%, 07/20/30(c)		1,000	998,000
HPS Loan Management Ltd., Series 11A-17, Class C, (LIBOR USD 3 Month + 2.35%), 4.71%, 05/06/30(b)		1,575	1,574,546
LCM XIV LP(b):
Series 14A, Class AR, (LIBOR USD 3 Month + 1.04%), 3.44%, 07/20/31		1,750	1,743,059
Series 14A, Class CR, (LIBOR USD 3 Month + 1.85%), 4.25%, 07/20/31		500	495,630
Series 14A, Class ER, (LIBOR USD 3 Month + 5.50%), 7.90%, 07/20/31		1,000	980,566
LCM XXV Ltd., Series 25A, Class D, (LIBOR USD 3 Month + 3.45%), 5.80%, 07/20/30(b)		1,000	1,005,442
Long Point Park CLO Ltd., Series 2017-1A, Class B, (LIBOR USD 3 Month + 1.70%), 4.04%, 01/17/30(b)		1,000	991,237
Madison Park Funding X Ltd.(b):
Series 2012-10A, Class AR, (LIBOR USD 3 Month + 1.45%), 3.80%, 01/20/29		5,500	5,511,946
Series 2012-10A, Class DR, (LIBOR USD 3 Month + 4.20%), 6.55%, 01/20/29		2,630	2,652,841
Madison Park Funding XIII Ltd., Series 2014-13A, Class DR2, (LIBOR USD 3 Month + 2.85%), 5.19%, 04/19/30(b)(c)		1,000	1,000,595
Madison Park Funding XVI Ltd., Series 2015-16A, Class D, (LIBOR USD 3 Month + 5.50%), 7.85%, 04/20/26(b)		1,000	1,002,218
Madison Park Funding XXV Ltd., Series 2017-25A, Class A1, (LIBOR USD 3 Month + 1.18%), 3.52%, 04/25/29(b)		1,000	1,001,385
Madison Park Funding XXVII Ltd.(b):
Series 2018-27A, Class A1A, (LIBOR USD 3 Month + 1.03%), 3.38%, 04/20/30		1,000	995,663
Series 2018-27A, Class B, (LIBOR USD 3 Month + 1.80%), 4.15%, 04/20/30(c)		1,000	989,000
Neuberger Berman CLO XV, Series 2013-15A, Class CR, (LIBOR USD 3 Month + 2.05%), 4.39%, 10/15/29(b)		1,000	998,804
Neuberger Berman CLO XVII Ltd., Series 2014-17A, Class DR, (LIBOR USD 3 Month + 3.65%), 6.00%, 04/22/29(b)		568	571,334
Neuberger Berman CLO XXI Ltd.(b):
Series 2014-6A, Class CR, (LIBOR USD 3 Month + 1.60%), 3.95%, 04/20/27		1,000	991,192
Series 2014-6A, Class DR, (LIBOR USD 3 Month + 2.40%), 4.75%, 04/20/27		1,000	977,241
Neuberger Berman Loan Advisers CLO 26 Ltd.(b):
Series 2017-26A, Class A, (LIBOR USD 3 Month + 1.17%), 3.50%, 10/18/30		1,000	1,000,516
Series 2017-26A, Class C, (LIBOR USD 3 Month + 1.75%), 4.08%, 10/18/30		1,000	994,770
OCP CLO Ltd.(b):
Series 2015-8A, Class CR, (LIBOR USD 3 Month + 2.80%), 5.14%, 04/17/27		1,000	1,001,718
Series 2016-12A, Class A1, (LIBOR USD 3 Month + 1.57%), 3.90%, 10/18/28		3,250	3,254,261
Series 2017-14A, Class B, (LIBOR USD 3 Month + 1.95%), 4.28%, 11/20/30		1,000	995,319

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Cayman Islands (continued)
Octagon Investment Partners 32 Ltd.(b):
Series 2017-1A, Class C, (LIBOR USD 3 Month + 2.25%), 4.59%, 07/15/29	USD	1,000	$1,002,976
Series 2017-1A, Class D, (LIBOR USD 3 Month + 3.40%), 5.74%, 07/15/29		1,000	1,003,597
Series 2017-1A, Class E, (LIBOR USD 3 Month + 6.20%), 8.54%, 07/15/29		1,500	1,527,229
Octagon Investment Partners 33 Ltd., Series 2017-1A, Class C, (LIBOR USD 3 Month + 2.75%), 5.10%, 01/20/31(b)		1,000	987,726
Octagon Investment Partners 35 Ltd., Series 2018-1A, Class C, (LIBOR USD 3 Month + 2.60%), 4.95%, 01/20/31(b)		1,000	987,741
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class DR2, (LIBOR USD 3 Month + 2.50%), 4.84%, 01/25/31(b)		1,000	996,525
Octagon Investment Partners XXII Ltd.(b):
Series 2014-1A, Class CRR, (LIBOR USD 3 Month + 1.90%), 4.25%, 01/22/30		600	597,143
Series 2014-1A, Class DRR, (LIBOR USD 3 Month + 2.75%), 5.10%, 01/22/30		1,000	987,746
OHA Credit Partners XIV Ltd., Series 2017-14A, Class C, (LIBOR USD 3 Month + 1.80%), 4.15%, 01/21/30(b)		2,000	1,962,614
OZLM Funding IV Ltd., Series 2013-4A, Class BR, (LIBOR USD 3 Month + 2.20%), 4.55%, 10/22/30(b)		1,500	1,502,513
OZLM Funding Ltd.(b):
Series 2012-1A, Class BR2, (LIBOR USD 3 Month + 2.30%), 4.65%, 07/23/29		1,150	1,154,080
Series 2012-1A, Class CR2, (LIBOR USD 3 Month + 3.60%), 5.95%, 07/23/29		1,000	1,009,423
OZLM VI Ltd.(b):
Series 2014-6A, Class B1S, (LIBOR USD 3 Month + 2.10%), 4.44%, 04/17/31		1,000	1,001,123
Series 2014-6A, Class CS, (LIBOR USD 3 Month + 3.13%), 5.47%, 04/17/31		550	551,203
OZLM VIII Ltd., Series 2014-8A, Class BR, (LIBOR USD 3 Month + 2.25%), 4.59%, 10/17/26(b)		3,000	3,002,205
OZLM XX Ltd.(b)(c):
Series 2018-20A, Class B, (LIBOR USD 3 Month + 1.95%), 4.11%, 04/20/31		1,000	998,500
Series 2018-20A, Class C, (LIBOR USD 3 Month + 2.95%), 5.11%, 04/20/31		1,000	996,300
Palmer Square CLO Ltd.(b):
Series 2014-1A, Class CR2, (LIBOR USD 3 Month + 2.65%), 4.99%, 01/17/31		515	501,114
Series 2015-2A, Class A1AR, (LIBOR USD 3 Month + 1.27%), 3.62%, 07/20/30		500	500,714
Series 2018-1A, Class D, (LIBOR USD 3 Month + 5.15%), 7.33%, 04/18/31		1,000	990,002
Recette CLO Ltd., Series 2015-1A, Class CR, (LIBOR USD 3 Month + 1.70%), 4.05%, 10/20/27(b)		1,000	993,721
Regatta IV Funding Ltd., Series 2014-1A, Class CR, (LIBOR USD 3 Month + 2.00%), 4.34%, 07/25/26(b)		550	550,667
Rockford Tower CLO Ltd.(b):
Series 2018-1A, Class A, (LIBOR USD 3 Month + 1.10%), 3.36%, 05/20/31		1,500	1,494,589
Series 2018-1A, Class D, (LIBOR USD 3 Month + 3.00%), 5.26%, 05/20/31		600	589,897
Sound Point CLO II Ltd., Series 2013-1A, Class A1R, (LIBOR USD 3 Month + 1.07%), 3.40%, 01/26/31(b)		1,000	997,859

Security		Par (000)	Value
Cayman Islands (continued)
Sounds Point CLO IV-R Ltd., Series 2013-3RA, Class A, (LIBOR USD 3 Month + 1.15%), 3.65%, 04/18/31(b)(c)	USD	1,000	$1,001,800
Stewart Park CLO Ltd.(b):
Series 2015-1A, Class CR, (LIBOR USD 3 Month + 1.80%), 4.14%, 01/15/30		1,000	994,836
Series 2015-1A, Class DR, (LIBOR USD 3 Month + 2.60%), 4.94%, 01/15/30		500	493,784
Tryon Park CLO Ltd., Series 2013-1A, Class A1SR, (LIBOR USD 3 Month + 0.89%), 3.24%, 04/15/29(b)		700	695,120
Venture XXIV CLO Ltd., Series 2016-24A, Class A1P, (LIBOR USD 3 Month + 1.56%), 3.91%, 10/20/28(b)		2,250	2,253,036
Vibrant CLO VII Ltd., Series 2017-7A, Class D, (LIBOR USD 3 Month + 6.60%), 8.95%, 09/15/30(b)		1,000	1,014,836
Voya CLO, Series 2017-2A, Class D, (LIBOR USD 3 Month + 6.02%), 8.36%, 06/07/30(b)		800	813,657
Voya CLO Ltd.(b):
Series 2013-3A, Class BR, (LIBOR USD 3 Month + 2.15%), 4.48%, 01/18/26		2,120	2,119,180
Series 2014-1A, Class BR2, (LIBOR USD 3 Month + 1.90%), 4.23%, 04/18/31		700	700,532
Series 2018-1A, Class B, (LIBOR USD 3 Month + 1.80%), 4.14%, 04/19/31		1,200	1,185,023
Webster Park CLO Ltd., Series 2015-1A, Class CR, (LIBOR USD 3 Month + 2.90%), 5.25%, 07/20/30(b)		1,000	996,250
York CLO-2 Ltd.(b):
Series 2015-1A, Class CR, (LIBOR USD 3 Month + 1.85%), 4.20%, 01/22/31		1,500	1,481,665
Series 2015-1A, Class DR, (LIBOR USD 3 Month + 2.60%), 4.95%, 01/22/31		2,600	2,500,837
York CLO-3 Ltd.(b):
Series 2016-1A, Class DR, (LIBOR USD 3 Month + 3.60%), 5.95%, 10/20/29		3,000	3,019,499
Series 2016-1A, Class ER, (LIBOR USD 3 Month + 6.40%), 8.75%, 10/20/29		1,500	1,518,482

			202,393,666
Ireland — 3.6%
Aqueduct European CLO DAC(a):
Series 2017-2X, Class B1, (EURIBOR 3 Month + 1.20%), 1.20%, 10/15/30	EUR	4,269	4,891,941
Series 2017-2X, Class E, (EURIBOR 3 Month + 4.40%), 4.40%, 10/15/30		919	1,000,914
Arbour CLO DAC, Series 2014-1X, Class E, (EURIBOR 3 Month + 5.00%), 5.00%, 07/15/27(a)		4,113	4,819,768
Arbour CLO IV DAC, Series 4X, Class E, (EURIBOR 3 Month + 5.60%), 5.60%, 01/15/30(a)		1,833	2,147,870
Aurium CLO II DAC, Series 2X, Class B, (EURIBOR 3 Month + 1.35%), 1.35%, 10/13/29(a)(c)		4,434	5,184,898
Avoca Capital CLO X Ltd., Series 10X, Class ER, (EURIBOR 3 Month + 6.05%), 6.05%, 01/15/30(a)		2,100	2,471,743
Avoca CLO XV DAC:
Series 15X, Class ER, (EURIBOR 3 Month + 4.13%), 3.81%, 04/15/31(a)		2,930	3,181,786
Series 15X, Class FR, (EURIBOR 3 Month + 5.84%), 5.84%, 04/15/31(a)		3,425	3,688,391
Series 15X, Class M1, 5.84%, 04/15/31(d)		5,300	4,970,960

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Ireland (continued)
Avoca CLO XVIII DAC(a):
Series 18X, Class B1, (EURIBOR 3 Month + 1.25%), 1.25%, 04/15/31	EUR	9,600	$11,064,717
Series 2018X, Class E, (EURIBOR 3 Month + 4.60%), 4.60%, 04/15/31		3,800	4,199,458
Bilbao CLO I DAC(a):
Series 1X, Class A2A, (EURIBOR 3 Month + 1.30%), 1.30%, 07/20/31		7,100	8,178,450
Series 1X, Class D, (EURIBOR 3 Month + 4.73%), 4.73%, 07/20/31		2,400	2,640,949
Cadogan Square CLO X DAC, Series 10X, Class M, (EURIBOR 3 Month + 0.00%), 0.00%, 10/25/30		1,100	1,228,391
Cadogan Square CLO XI DAC, Series 11X, Class C, (EURIBOR 3 Month + 1.85%), 1.85%, 02/15/31(a)(c)		2,230	2,607,650
CVC Cordatus Loan Fund IV Ltd.:
Series 4X, Class E, (EURIBOR 6 Month + 5.90%), 5.90%, 01/24/28(a)		1,300	1,532,301
Series 4X, Class SUB, (EURIBOR 6 Month + 0.00%), 0.00%, 01/24/28		12,600	13,040,335
CVC Cordatus Loan Fund VI DAC, Series 6X, Class SUB, 0.00%, 04/15/32(d)		6,790	5,600,034
CVC Cordatus Loan Fund VII DAC, Series 7X, Class E, (EURIBOR 3 Month + 7.00%), 7.00%, 08/15/29(a)		2,160	2,542,104
CVC Cordatus Loan Fund VIII DAC, Series 8X, Class E, (EURIBOR 3 Month + 5.70%), 5.70%, 04/23/30(a)		1,100	1,299,142
GLC Euro CLO IV DAC(a):
Series 4X, (EURIBOR 3 Month + 0.70%), 0.70%, 10/15/30		10,300	11,941,661
Series 4X, (EURIBOR 3 Month + 1.05%), 1.05%, 10/15/30(c)		5,948	6,955,294
GLG Euro CLO IV DAC, Series 4X, Class E, (EURIBOR 3 Month + 4.27%), 4.27%, 05/15/31(a)(c)		3,000	3,281,781
Harvest CLO XVI DAC, Series 16X, Class E, (EURIBOR 3 Month + 6.40%), 6.40%, 10/15/29(a)		1,690	1,989,484
OCP Euro CLO DAC(a):
Series 2017-2X, Class B, (EURIBOR 3 Month + 1.35%), 1.35%, 01/15/32		2,650	3,065,687
Series 2017-2X, Class E, (EURIBOR 3 Month + 5.00%), 5.00%, 01/15/32		1,572	1,779,070
Series 2017-2X, Class F, (EURIBOR 3 Month + 6.40%), 6.40%, 01/15/32		1,000	1,072,849
OCP Euro DAC, Series 2017-1X, Class E, (EURIBOR 3 Month + 5.35%), 5.35%, 06/18/30(a)		800	921,827
OZLME, Series 4X, Class B1, (EURIBOR 3 Month + 1.35%), 1.00%, 10/15/31(a)(c)		4,770	5,577,799
OZLME II DAC, Series 2X, Class E, (EURIBOR 3 Month + 4.90%), 4.90%, 10/15/30(a)		1,302	1,465,403
St. Paul’s CLO IX DAC, Series 9X, Class A, (EURIBOR 3 Month + 0.82%), 0.82%, 11/15/30(a)(c)		7,680	8,985,098
St. Paul’s CLO VI DAC, Series 6X, Class D, (EURIBOR 3 Month + 6.50%), 6.50%, 07/22/29(a)		2,910	3,413,246
Voya Euro CLO I DAC, Series 1X, Class SUB, (EURIBOR 3 Month + 0.00%), 0.00%, 10/15/30(c)		2,894	3,282,576

			140,023,577

Security		Par (000)	Value
Netherlands — 1.1%
ALME Loan Funding V BV, Series 5X, Class B1R, (EURIBOR 3 Month + 1.60%), 1.28%, 07/15/31(a)	EUR	4,800	$5,612,880
Ares European CLO VIII BV, Series 8X, Class E, (EURIBOR 3 Month + 6.35%), 6.35%, 02/17/30(a)		907	1,073,868
Avoca CLO XIV Designated Activity Co.:
Series 14X, Class ER, (EURIBOR 3 Month + 4.70%), 4.70%, 01/12/31(a)		1,970	2,227,021
Series 14X, Class FR, (EURIBOR 3 Month + 6.35%), 6.35%, 01/12/31(a)		2,200	2,413,490
Series 14X, Class R, 0.00%, 01/12/31(d)		1,500	1,329,162
Avoca CLO XVII Designated Activity Co., Series 17X, Class E, (EURIBOR 3 Month + 5.95%), 5.95%, 01/15/30(a)		1,829	2,150,664
Cairn CLO IX BV:
Series 2018-9X, Class B1, (EURIBOR 3 Month + 1.00%), 1.00%, 03/21/32(a)		4,300	4,868,153
Series 2018-9X, Class M2, 0.00%, 03/21/32(d)		1,900	2,137,611
Dryden 46 Euro CLO BV, Series 2016-46X, Class E, (EURIBOR 3 Month + 5.75%), 5.75%, 01/15/30(a)		1,352	1,588,506
Dryden 56 Euro CLO BV, Series 2017-56X, Class E, (EURIBOR 3 Month + 4.72%), 4.72%, 01/15/32(a)		2,085	2,338,736
Euro-Galaxy V CLO BV, Series 2016-5X, Class E, (EURIBOR 3 Month + 6.30%), 6.30%, 11/10/30(a)		1,400	1,648,161
Halcyon Loan Advisors European Funding, Series 2018-1X, Class B1, (EURIBOR 3 Month + 1.48%), 1.16%, 10/18/31(a)		4,200	4,911,270
Jubilee CDO VIII BV, Series VIII-X, Class SUB, (EURIBOR 6 Month + 5.00%), 4.73%, 01/15/24(a)(c)		11,440	1
OZLME BV, Series 1X, Class E, (EURIBOR 3 Month + 6.45%), 6.45%, 01/18/30(a)		1,582	1,866,649
OZLME III DAC:
Series 3X, Class E, (EURIBOR 3 Month + 4.80%), 4.80%, 08/24/30(a)		3,200	3,596,719
Series 3X, Class SUB, 0.00%, 08/24/30(d)		5,300	5,667,602

			43,430,493
United Kingdom — 0.3%
Unique Pub Finance Co. plc (The), Series A4, 5.66%, 06/30/27	GBP	7,341	10,586,186

United States — 1.8%
Carlyle Global Market Strategies CLO Ltd.(a)(b):
Series 2012-3A, Class CR, (LIBOR USD 3 Month + 4.10%), 6.44%, 10/14/28	USD	3,495	3,510,953
Series 2012-4A, Class BR, (LIBOR USD 3 Month + 1.90%), 4.25%, 01/20/29		1,500	1,503,223
Series 2015-3A, Class A2R, (LIBOR USD 3 Month + 1.60%), 3.94%, 07/28/28		700	700,000
Credit Acceptance Auto Loan Trust(b):
Series 2015-2A, Class B, 3.04%, 08/15/23		3,533	3,533,347
Series 2015-2A, Class C, 3.76%, 02/15/24		2,000	2,004,280
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44(b)		4,464	4,437,537
LCM Loan Income Fund I Income Note Issuer Ltd., Class A1, (LIBOR USD 3 Month + 1.08%), 0.00%, 07/16/31(a)(b)		2,040	2,038,954

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
United States (continued)
Navient Private Education Loan Trust(b):
Series 2014-CTA, Class A, (LIBOR USD 1 Month + 0.70%), 2.77%, 09/16/24(a)	USD	214	$214,498
Series 2014-CTA, Class B, (LIBOR USD 1 Month + 1.75%), 3.82%, 10/17/44(a)		1,500	1,522,165
Series 2015-AA, Class A3, (LIBOR USD 1 Month + 1.70%), 3.77%, 11/15/30(a)		4,705	4,896,222
Series 2015-AA, Class B, 3.50%, 12/15/44		1,400	1,339,473
Octagon Investment Partners 26 Ltd.(a)(b):
Series 2016-1, Class AR, (LIBOR USD 3 Month + 1.80%), 4.14%, 04/20/31		1,000	986,994
Series 2016-1, Class AR, (LIBOR USD 3 Month + 2.85%), 5.19%, 04/20/31		1,000	999,984
OneMain Financial Issuance Trust(b):
Series 2015-1A, Class A, 3.19%, 03/18/26		2,306	2,309,154
Series 2015-1A, Class B, 3.85%, 03/18/26		4,710	4,738,308
Series 2015-2A, Class A, 2.57%, 07/18/25		773	772,741
Series 2015-2A, Class B, 3.10%, 07/18/25		1,845	1,844,962
Santander Drive Auto Receivables Trust:
Series 2014-3, Class D, 2.65%, 08/17/20		3,731	3,731,022
Series 2014-4, Class D, 3.10%, 11/16/20		1,250	1,251,871
SLM Private Education Loan Trust(b):
Series 2011-B, Class A3, (LIBOR USD 1 Month + 2.25%), 4.32%, 06/16/42(a)		9,870	10,142,804
Series 2013-B, Class B, 3.00%, 05/16/44		5,640	5,607,059
SMB Private Education Loan Trust, Series 2015-C, Class B, 3.50%, 09/15/43(b)		9,225	9,100,438
Springleaf Funding Trust, Series 2015-AA, Class A 3.16%, 11/15/24(b)		4,171	4,168,309

			71,354,298

Total Asset-Backed Securities — 12.0% (Cost: $481,209,874)			467,788,220

	Shares
Common Stocks — 1.3%

Germany — 0.2%
Aroundtown SA		971,989	8,108,565

Indonesia — 0.0%
Bumi Resources Tbk. PT(e)		29,597,594	534,791

Italy — 0.1%
Telecom Italia SpA(e)		2,476,254	1,904,670

Luxembourg — 0.0%
Concrete Investment I SCA(c)(e)(f)		39,952	—

Netherlands — 0.0%
Altice NV, Class A		536,278	1,787,064

United States — 1.0%
Ascent Resources — Marcellus LLC(c)(e)		86,655	272,963
Ascent Resources Marcellus(c)(e)		1,007,612	120,284
Kroger Co. (The)		169,607	4,918,603
Lions Gate Entertainment Corp., Class A		827,045	19,725,023
PG&E Corp.		117,000	5,040,360
Rite Aid Corp.(e)		650,000	1,306,500
Verizon Communications, Inc.		46,000	2,375,440
VMware, Inc., Class A(e)		33,862	4,896,107

			38,655,280

Total Common Stocks — 1.3% (Cost: $60,191,605)			50,990,370

Security	Par (000)		Value
Corporate Bonds — 72.1%

Australia — 0.2%
Asciano Finance Ltd., 4.75%, 03/22/28	USD	900	$868,239
Macquarie Bank Ltd., (USD Swap Semi 5 Year + 3.70%), 6.13%(a)(h)		281	256,413
Macquarie Group Ltd., (LIBOR USD 3 Month + 1.02%), 3.19%, 11/28/23(a)		735	700,903
Newcastle Coal Infrastructure Group Pty. Ltd., 4.40%, 09/29/27		930	850,389
QBE Insurance Group Ltd., (USD Swap Semi 10 Year + 4.40%), 5.87%, 06/17/46(a)		477	464,336
Santos Finance Ltd., 4.13%, 09/14/27		286	266,974
Transurban Queensland Finance Pty. Ltd., 4.50%, 04/19/28		900	862,707
Virgin Australia Pass-Through Trust(b):
Series 2013-1C, 7.13%, 10/23/18		1,049	1,056,055
Series 2013-1B, 6.00%, 10/23/20		1,078	1,093,865

			6,419,881
Austria — 0.0%
Erste Group Bank AG, (EUR Swap Annual 5 Year + 6.20%), 6.50%(a)(h)	EUR	1,200	1,541,830

Bahrain — 0.0%
Oil and Gas Holding Co. BSCC (The), 7.50%, 10/25/27	USD	350	332,724

Belgium — 0.4%
Nyrstar Netherlands Holdings BV, 6.88%, 03/15/24	EUR	12,080	11,300,598
Nyrstar NV, 5.00%, 07/11/22(i)		5,300	5,330,269
Telenet Finance Luxembourg Notes SARL, 5.50%, 03/01/28(b)	USD	400	365,000

			16,995,867
Brazil — 0.1%
Petrobras Global Finance BV, 8.75%, 05/23/26		2,800	3,165,400

Canada — 3.4%
1011778 BC ULC(b):
4.25%, 05/15/24		255	242,569
5.00%, 10/15/25		1,174	1,125,572
Air Canada Pass-Through Trust(b):
Series 2013-1, Class B, 5.38%, 05/15/21		1,309	1,334,743
Series 2015-2, Class B, 5.00%, 12/15/23		16,267	16,502,813
Series 2017-1, Class B, 3.70%, 01/15/26		20,000	18,950,000
Bombardier, Inc.(b):
7.75%, 03/15/20		6,735	7,105,425
8.75%, 12/01/21		32,052	35,377,395
6.00%, 10/15/22		20	20,150
6.13%, 01/15/23		15,771	16,027,278
7.50%, 12/01/24		665	707,394
7.50%, 03/15/25		528	554,400
7.45%, 05/01/34		100	102,250
Brookfield Residential Properties, Inc., 6.38%, 05/15/25(b)		61	60,695
Calfrac Holdings LP, 8.50%, 06/15/26(b)		106	102,422
Enbridge, Inc., (LIBOR USD 3 Month + 3.64%), 6.25%, 03/01/78(a)		10,750	10,497,395
Hulk Finance Corp., 7.00%, 06/01/26(b)		173	162,620
Mattamy Group Corp.(b):
6.88%, 12/15/23		142	145,167
6.50%, 10/01/25		154	150,150
MEG Energy Corp.(b):
7.00%, 03/31/24		138	124,717
6.50%, 01/15/25		422	415,143

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Canada (continued)
Mercer International, Inc.:
6.50%, 02/01/24	USD	125	$127,812
5.50%, 01/15/26(b)		101	98,475
Norbord, Inc., 6.25%, 04/15/23(b)		146	152,402
NOVA Chemicals Corp., 4.88%, 06/01/24(b)		14,588	14,091,279
Precision Drilling Corp.:
7.75%, 12/15/23		180	190,350
7.13%, 01/15/26(b)		74	75,943
Ritchie Bros Auctioneers, Inc., 5.38%, 01/15/25(b)		310	304,575
Seven Generations Energy Ltd.(b):
6.88%, 06/30/23		103	106,605
5.38%, 09/30/25		271	260,160
Stars Group Holdings BV, 7.00%, 07/15/26(b)		118	121,540
Superior Plus LP, 7.00%, 07/15/26(b)		193	194,930
Teck Resources Ltd.:
8.50%, 06/01/24(b)		1,868	2,057,135
5.20%, 03/01/42		449	410,835
Tervita Escrow Corp., 7.63%, 12/01/21(b)		290	299,527
Titan Acquisition Ltd., 7.75%, 04/15/26(b)		532	475,980
Toronto-Dominion Bank (The), 3.50%, 07/19/23(j)		2,000	1,996,644
TransCanada PipeLines Ltd., 2.50%, 08/01/22(j)		2,000	1,920,243
Videotron Ltd., 5.13%, 04/15/27(b)		306	300,645
Xplornet Communications, Inc., 0.00% (0.00% Cash or 10.63% PIK), 06/01/22(b)(k)		27	26,678

			132,920,056
Cayman Islands — 0.0%
Pearl Holding III Ltd., 9.50%, 12/11/22		400	363,641

China — 2.0%
Agile Group Holdings Ltd.:
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 7.46%), 10.23%(a)(h)		600	606,336
8.50%, 07/18/21		800	819,192
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 9.22%), 6.87%(a)(h)		600	553,229
Anton Oilfield Services Group, 9.75%, 12/05/20		400	414,096
Avi Funding Co. Ltd., 2.85%, 09/16/20		1,100	1,079,735
Azure Orbit IV International Finance Ltd., 3.75%, 01/25/23		1,100	1,067,117
Baidu, Inc., 3.88%, 09/29/23		500	495,453
Baoxin Auto Finance I Ltd.:
6.63%, 04/02/19		530	511,413
(US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 8.91%), 5.62%(a)(h)		1,135	936,670
Caiyun International Investment Ltd., 3.13%, 07/12/19		200	190,500
CCTI Ltd., 3.63%, 08/08/22		1,385	1,311,027
CDBL Funding 1:
3.00%, 04/24/23		646	607,333
3.50%, 10/24/27		920	829,915
Central China Real Estate Ltd.:
6.88%, 10/23/20		1,200	1,183,125
6.50%, 03/05/21		200	193,093
Chalieco Hong Kong Corp. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 8.29%), 5.70%(a)(h)		841	830,518
Chang Development International Ltd., 3.63%, 01/20/20		1,500	1,410,187
China Aoyuan Property Group Ltd., 7.50%, 05/10/21		900	875,467
China Evergrande Group:
6.25%, 06/28/21		219	211,904
4.25%, 02/14/23(i)	HKD	8,000	909,664
7.50%, 06/28/23	USD	338	311,279
8.75%, 06/28/25		255	236,659

Security	Par (000)		Value
China (continued)
China Huiyuan Juice Group Ltd., 6.50%, 08/16/20	USD	381	$281,797
China Reinsurance Finance Corp. Ltd., 3.38%, 03/09/22		1,254	1,189,390
China SCE Property Holdings Ltd., 7.45%, 04/17/21		800	786,197
China Singyes Solar Technologies Holdings Ltd., 7.95%, 02/15/19		447	351,342
Chinalco Capital Holdings Ltd., 4.25%, 04/21/22		1,800	1,728,558
Chong Hing Bank Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.03%), 3.88%, 07/26/27(a)		635	604,853
CIFI Holdings Group Co. Ltd.:
6.38%, 05/02/20		3,000	2,990,850
6.88%, 04/23/21		850	837,457
CITIC Ltd.:
6.80%, 01/17/23		2,000	2,206,014
4.00%, 01/11/28		840	792,392
CMHI Finance BVI Co. Ltd., 5.00%, 08/06/28		635	629,679
CNAC HK Finbridge Co. Ltd.:
4.13%, 03/14/21		1,039	1,037,662
4.63%, 03/14/23		1,395	1,402,199
4.88%, 03/14/25		1,405	1,416,836
4.13%, 07/19/27		587	554,821
5.13%, 03/14/28		200	201,396
CNAC HK Synbridge Co. Ltd., 5.00%, 05/05/20		2,857	2,880,770
Country Garden Holdings Co. Ltd., 7.25%, 04/04/21		311	315,174
Easy Tactic Ltd., 7.00%, 04/25/21		350	340,462
Excel Capital Global Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 9.34%), 7.00%(a)(h)		1,500	1,481,365
Fantasia Holdings Group Co. Ltd.:
7.25%, 02/13/19		1,600	1,572,003
8.38%, 03/08/21		425	375,474
7.38%, 10/04/21		202	168,168
7.95%, 07/05/22		350	285,366
Far East Horizon Ltd., (LIBOR USD 3 Month + 2.00%), 4.34%, 07/03/21(a)		1,165	1,157,956
Future Land Development Holdings Ltd.:
2.25%, 02/10/19(i)	HKD	7,300	912,611
5.00%, 02/16/20	USD	725	713,014
GCL New Energy Holdings Ltd., 7.10%, 01/30/21		638	593,381
Golden Wheel Tiandi Holdings Co. Ltd., 7.00%, 01/18/21		600	552,189
Greenland Global Investment Ltd.:
6.75%, 05/22/19		250	249,944
(LIBOR USD 3 Month + 4.85%), 7.19%, 09/26/21(a)		800	796,984
Guojing Capital BVI Ltd., 3.95%, 12/11/22		1,200	1,145,320
Guorui Properties Ltd., 7.00%, 03/21/20		1,400	1,210,954
HeSteel Hong Kong Co. Ltd., 4.25%, 04/07/20		617	598,599
Hilong Holding Ltd., 7.25%, 06/22/20		230	226,536
Hongkong Xiangyu Investment Co. Ltd., 4.50%, 01/30/23		590	535,040
Huachen Energy Co. Ltd., 6.63%, 05/18/20		1,200	684,001
Huarong Finance Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.98%), 4.00%(a)(h)		660	625,926
Huarong Finance II Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.71%), 2.88%(a)(h)		1,500	1,396,978
Huarong Universe Investment Holding Ltd., 1.63%, 12/05/22	EUR	600	682,341

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
China (continued)
Huayi Finance I Ltd., 4.00%, 12/02/19	USD	200	$192,961
Hubei Science & Technology Investment Group Hong Kong Ltd., 4.38%, 03/05/21		380	364,163
Jingrui Holdings Ltd., 9.45%, 04/23/21		500	480,488
Kaisa Group Holdings Ltd., 8.50%, 06/30/22		987	844,202
King Talent Management Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.52%), 5.60%(a)(h)		600	552,013
Leader Goal International Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.92%), 4.25%(a)(h)		800	760,281
Logan Property Holdings Co. Ltd., 6.88%, 04/24/21		250	244,437
Longfor Group Holdings Ltd., 4.50%, 01/16/28		525	476,531
Minmetals Bounteous Finance BVI Ltd., 4.75%, 07/30/25		1,900	1,907,019
New Metro Global Ltd., 6.50%, 04/23/21		1,800	1,755,454
Overseas Chinese Town Asia Holdings Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 7.71%), 4.30%(a)(h)		1,175	1,120,394
Poseidon Finance 1 Ltd., 0.00%, 02/01/25(i)(l)		860	885,800
Postal Savings Bank of China Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.63%), 4.50%(a)(h)		800	746,000
Powerlong Real Estate Holdings Ltd.:
0.00%, 02/11/19(i)(l)	HKD	2,000	248,718
6.95%, 04/17/21	USD	300	282,097
Prime Bloom Holdings Ltd., 6.95%, 07/05/22		1,003	752,250
Rail Transit International Investment Co. Ltd., 2.50%, 05/13/19		400	392,749
Redco Group:
7.00%, 11/14/18		200	196,029
6.38%, 02/27/19		495	481,264
Rock International Investment, Inc., 6.63%, 03/27/20		943	787,375
Ronshine China Holdings Ltd., 6.95%, 12/08/19		700	686,687
Shandong Iron And Steel Xinheng International Co. Ltd., 6.50%, 06/14/21		513	483,551
Sino-Ocean Land Treasure Finance I Ltd., 6.00%, 07/30/24		208	212,135
Sino-Ocean Land Treasure Finance II Ltd., 5.95%, 02/04/27		208	211,738
SPIC 2016 US dollar Bond Co. Ltd., 3.88%, 12/06/26		775	753,439
Sunac China Holdings Ltd.:
8.63%, 07/27/20		600	604,034
6.88%, 08/08/20		600	586,221
Tewoo Group No. 5 Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 8.37%), 5.80%(a)(h)		500	456,989
Times China Holdings Ltd.:
6.25%, 01/23/20		1,257	1,246,098
6.25%, 01/17/21		705	673,243
7.85%, 06/04/21		300	294,595
5.75%, 04/26/22		200	177,564
Union Life Insurance Co. Ltd., 3.00%, 09/19/21		986	876,518
Vanke Real Estate Hong Kong Co. Ltd., 3.98%, 11/09/27		915	839,597
Weichai International Hong Kong Energy Group Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.08%), 3.75%(a)(h)		277	256,274
Xinyuan Real Estate Co. Ltd.:
8.13%, 08/30/19		350	321,127
9.88%, 03/19/20		410	369,100

Security	Par (000)		Value
China (continued)
Yancoal International Resources Development Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 8.30%), 5.75%(a)(h)	USD	980	$972,714
Yankuang Group Cayman Ltd., 4.75%, 11/30/20		615	596,846
Yingde Gases Investment Ltd., 7.25%, 02/28/20		1,800	1,809,142
Yunnan Energy Investment Overseas Finance Co. Ltd.:
3.50%, 12/13/19		200	190,003
4.25%, 11/14/22		410	349,645
Yuzhou Properties Co. Ltd.:
6.38%, 03/06/21		214	207,699
7.90%, 05/11/21		400	400,089

			79,141,184
Czech Republic — 0.0%
RPG Byty sro, 3.38%, 10/15/24	EUR	200	235,661

Denmark — 0.3%
Danske Bank A/S(a)(h):
(EUR Swap Annual 6 Year + 4.64%), 5.75%		800	977,576
(EUR Swap Annual 5 Year + 5.47%), 5.88%		2,830	3,598,821
DKT Finance ApS, 7.00%, 06/17/23		5,550	6,823,862
TDC A/S, 3.75%, 03/02/22		140	177,561

			11,577,820
Finland — 0.3%
Nokia OYJ:
3.38%, 06/12/22	USD	70	67,550
4.38%, 06/12/27		98	92,845
Stora Enso OYJ, 2.50%, 03/21/28	EUR	7,972	9,535,906

			9,696,301
France — 2.4%
Accor SA, 2.63%, 02/05/21		1,600	1,979,206
Air Liquide Finance SA, 2.25%, 09/27/23(b)(j)	USD	2,000	1,872,132
Altice France SA:
6.00%, 05/15/22(b)		202	208,201
7.38%, 05/01/26(b)		910	899,763
5.88%, 02/01/27	EUR	1,708	2,037,195
8.13%, 02/01/27(b)	USD	10,055	10,269,674
APRR SA, 1.13%, 01/15/21	EUR	1,200	1,436,474
Autodis SA, (EURIBOR 3 Month + 4.38%), 4.38%, 05/01/22(a)		108	126,921
BNP Paribas Cardif SA, (EURIBOR 3 Month + 3.93%), 4.03%(a)(h)		4,500	5,623,495
BNP Paribas SA, (EUR Swap Annual 5 Year + 5.23%), 6.12%(a)(h)		6,430	8,410,950
Burger King France SAS, (EURIBOR 3 Month + 5.25%), 5.25%, 05/01/23(a)		1,351	1,591,640
Casino Guichard Perrachon SA, 4.56%, 01/25/23		800	956,501
CMA CGM SA, 5.25%, 01/15/25		4,200	4,177,330
Credit Agricole Assurances SA, (EUR Swap Annual 5 Year + 4.35%), 4.50%(a)(h)		2,100	2,664,389
Credit Agricole SA:
(EUR Swap Annual 5 Year + 5.12%), 6.50%(a)(h)		3,480	4,490,962
3.38%, 01/10/22(b)	USD	2,000	1,968,650
Danone SA, 2.59%, 11/02/23(b)		2,000	1,886,271
Elis SA, 1.88%, 02/15/23	EUR	100	117,520
Europcar Mobility Group:
5.75%, 06/15/22		130	156,250
4.13%, 11/15/24		100	115,539
Loxam SAS:
4.25%, 04/15/24		100	122,428
6.00%, 04/15/25		100	124,167

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
France (continued)
Orange SA, (EUR Swap Annual 5 Year + 3.67%), 5.25%(a)(h)	EUR	7,130	$9,478,748
Orano SA, 4.88%, 09/23/24		8,850	11,011,067
Paprec Holding SA, 4.00%, 03/31/25		141	165,393
Picard Groupe SAS, (EURIBOR 3 Month + 3.00%), 3.00%, 11/30/23(a)		550	636,685
RCI Banque SA, (EURIBOR 3 Month + 0.65%), 0.33%, 04/12/21(a)		2,440	2,864,478
Sanofi:
0.00%, 03/21/20		3,100	3,632,525
(EURIBOR 3 Month + 0.15%), 0.00%, 03/21/20(a)		4,800	5,634,905
Societe Generale SA, (USD Swap Semi 5 Year + 4.98%), 7.88%(a)(h)	USD	1,500	1,584,375
Unibail-Rodamco SE, 0.13%, 05/14/21	EUR	5,700	6,680,232
Verallia Packaging SASU, 5.13%, 08/01/22		100	119,932

			93,043,998
Germany — 2.6%
Adler Pelzer Holding GmbH, 4.13%, 04/01/24		210	246,843
ADLER Real Estate AG:
1.50%, 12/06/21		1,840	2,165,364
1.88%, 04/27/23		3,100	3,561,642
2.13%, 02/06/24		9,236	10,610,412
3.00%, 04/27/26		4,600	5,283,129
AT Securities BV, (USD Swap Semi 5 Year + 3.55%), 5.18%(a)(h)	USD	250	233,500
ATF Netherlands BV, (EUR Swap Annual 5 Year + 4.38%), 3.75%(a)(h)	EUR	400	478,271
Blitz F18-674 GmbH, 6.00%, 07/30/26		224	263,572
Daimler AG, 0.50%, 09/09/19		2,380	2,800,792
Encavis Finance BV, (EUR Swap Annual 5 Year + 1.10%), 5.25%(a)(h)(i)		3,000	3,679,067
Grand City Properties SA, 1.50%, 02/22/27		3,800	4,244,371
IHO Verwaltungs GmbH(k):
4.50% (4.50% Cash or 4.00% PIK), 09/15/23(b)	USD	606	581,760
3.75% (3.75% Cash or 5.50% PIK), 09/15/26	EUR	5,190	6,189,892
IKB Deutsche Industriebank AG, (EUR Swap Annual 5 Year + 3.62%), 4.00%, 01/31/28(a)		3,000	3,450,539
Merck Financial Services GmbH, 4.50%, 03/24/20		964	1,210,777
Platin 1426 GmbH, 5.38%, 06/15/23		3,419	3,808,902
RWE AG, (EUR Swap Annual 5 Year + 2.64%), 2.75%, 04/21/75(a)		80	95,807
Senvion Holding GmbH, 3.88%, 10/25/22		6,120	6,333,433
Summit Germany Ltd., 2.00%, 01/31/25		102	112,311
TLG Immobilien AG, 1.38%, 11/27/24		3,800	4,390,012
Unitymedia GmbH, 3.75%, 01/15/27		27,932	34,295,398
Unitymedia Hessen GmbH & Co. KG, 6.25%, 01/15/29		90	118,407
Volkswagen Bank GmbH, (EURIBOR 3 Month + 0.42%), 0.10%, 06/15/21(a)		2,400	2,795,130
Volkswagen International Finance NV, (EURIBOR 3 Month + 0.35%), 0.03%, 03/30/19(a)		2,400	2,809,134
ZF North America Capital, Inc., 4.75%, 04/29/25(b)	USD	1,250	1,275,340

			101,033,805
Ghana — 0.1%
Tullow Oil plc, 7.00%, 03/01/25(b)		1,900	1,850,125

Greece — 0.0%
OTE plc, 3.50%, 07/09/20	EUR	100	121,589
Titan Global Finance plc, 2.38%, 11/16/24		100	113,170

			234,759

Security		Par (000)	Value
Guernsey — 0.0%
Doric Nimrod Air Alpha Pass-Through Trust, Series 2013-1, Class A, 5.25%, 05/30/23(b)	USD	693	$705,666

Hong Kong — 0.4%
Bank of East Asia Ltd. (The)(a)(h):
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.83%), 5.50%		1,062	1,051,675
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.68%), 5.63%		369	350,089
China Cinda Finance 2015 I Ltd., 4.25%, 04/23/25		2,970	2,902,697
China Cinda Finance 2017 I Ltd., 4.40%, 03/09/27		650	624,472
FWD Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.08%), 5.50%(a)(h)		280	255,150
Haitong International Securities Group Ltd., 0.00%, 10/25/21(i)(l)	HKD	6,000	729,069
Hongkong & Shanghai Banking Corp. Ltd. (The), Series 3H, (LIBOR USD 3 Month + 0.00%), 2.56%(a)(h)	USD	8,800	6,729,800
HPHT Finance 17 Ltd., 2.75%, 09/11/22		535	506,367
Industrial & Commercial Bank of China Asia Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.14%), 4.25%(a)(h)		1,400	1,317,728
New Lion Bridge Co. Ltd., 9.75%, 10/10/20		430	425,728
Studio City Finance Ltd., 8.50%, 12/01/20		1,300	1,316,250
Sun Hung Kai Properties Capital Market Ltd., 4.50%, 02/14/22		260	266,477
Wing Lung Bank Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.75%), 3.75%, 11/22/27(a)		985	935,260

			17,410,762
India — 0.2%
Adani Ports & Special Economic Zone Ltd., 4.00%, 07/30/27		414	377,451
Adani Transmission Ltd., 4.00%, 08/03/26		495	442,809
Greenko Dutch BV, 5.25%, 07/24/24		1,275	1,214,437
Greenko Investment Co., 4.88%, 08/16/23		1,814	1,682,859
Hindustan Petroleum Corp. Ltd., 4.00%, 07/12/27		549	506,802
Oil India International Pte. Ltd., 4.00%, 04/21/27		202	186,321
UPL Corp. Ltd., 4.50%, 03/08/28		1,100	1,025,584
Vedanta Resources plc, 7.13%, 05/31/23		1,000	985,000
Yes Bank Ifsc Banking Unit Branch, 3.75%, 02/06/23		900	866,051

			7,287,314
Indonesia — 0.2%
Bukit Makmur Mandiri Utama PT, 7.75%, 02/13/22		565	576,439
Bumi Resources Tbk. PT, 0.00%, 12/11/22(c)(i)(l)		98	37,353
Eterna Capital Pte. Ltd., Series B, 0.00% (0.00% Cash or 8.00% PIK), 12/11/22(k)		871	815,072
Global Prime Capital Pte. Ltd., 7.25%, 04/26/21		600	606,136
Jababeka International BV, 6.50%, 10/05/23(b)		435	376,485
Medco Platinum Road Pte. Ltd., 6.75%, 01/30/25		375	351,945
Medco Straits Services Pte. Ltd., 8.50%, 08/17/22		1,300	1,347,822
Minejesa Capital BV, 4.63%, 08/10/30		1,100	1,032,128
Modernland Overseas Pte. Ltd., 6.95%, 04/13/24		1,000	900,545
SSMS Plantation Holdings Pte. Ltd., 7.75%, 01/23/23		1,500	1,403,085
Theta Capital Pte. Ltd., 7.00%, 04/11/22		1,500	1,326,025

			8,773,035
Ireland — 0.7%
AerCap Ireland Capital DAC:
4.25%, 07/01/20		9,981	10,079,134
3.95%, 02/01/22		2,000	1,998,772
4.63%, 07/01/22		6,469	6,579,264

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Ireland (continued)
Allied Irish Banks plc, (EUR Swap Annual 5 Year + 7.34%), 7.38%(a)(h)	EUR	1,100	$1,434,208
Ardagh Packaging Finance plc:
4.63%, 05/15/23(b)	USD	648	639,900
6.75%, 05/15/24	EUR	150	189,493
7.25%, 05/15/24(b)	USD	1,743	1,817,077
4.75%, 07/15/27	GBP	150	190,626
Bank of Ireland, (EUR Swap Annual 5 Year + 6.96%), 7.38%(a)(h)	EUR	2,630	3,340,550
Bank of Ireland Group plc, (U.K. Government Bonds 5 Year Note Generic Bid Yield + 2.70%), 3.12%, 09/19/27(a)	GBP	100	126,517
BlueMountain Fuji EUR CLO III DAC, (EURIBOR 3 Month + 5.40%), 0.00%, 01/15/31(a)	EUR	1,308	1,451,505
Park Aerospace Holdings Ltd.(b):
3.63%, 03/15/21	USD	204	197,880
5.25%, 08/15/22		238	238,000
Smurfit Kappa Acquisitions ULC, 2.88%, 01/15/26	EUR	351	416,360
Virgin Media Receivables Financing Notes II DAC, 5.75%, 04/15/23	GBP	200	266,776

			28,966,062
Israel — 1.1%
Teva Pharmaceutical Finance Co. BV, Series 2, 3.65%, 11/10/21	USD	9,600	9,216,625
Teva Pharmaceutical Finance IV BV, 3.65%, 11/10/21		8,635	8,290,162
Teva Pharmaceutical Finance Netherlands III BV:
1.70%, 07/19/19		288	282,518
2.80%, 07/21/23(j)		24,950	22,547,696
6.00%, 04/15/24		1,915	1,981,327

			42,318,328
Italy — 1.9%
Assicurazioni Generali SpA(a):
(LIBOR GBP 3 Month + 2.20%), 6.42%(h)	GBP	150	206,976
(EURIBOR 3 Month + 5.35%), 5.50%, 10/27/47	EUR	150	190,526
Banca IFIS SpA, 2.00%, 04/24/23		160	176,661
Banco BPM SpA, 1.75%, 04/24/23		160	176,335
Intesa Sanpaolo SpA(a)(h):
(EUR Swap Annual 5 Year + 6.88%), 7.00%		7,544	9,221,935
(EUR Swap Annual 5 Year + 7.19%), 7.75%		4,800	6,098,686
Leonardo SpA, 1.50%, 06/07/24		140	157,607
Leonardo US Holdings, Inc.(b):
7.38%, 07/15/39	USD	2,627	3,099,860
6.25%, 01/15/40		470	507,600
Sisal Group SpA, 7.00%, 07/31/23	EUR	5,344	6,378,373
Telecom Italia Capital SA:
6.38%, 11/15/33	USD	823	831,230
6.00%, 09/30/34		86	84,495
Telecom Italia Finance SA, 7.75%, 01/24/33	EUR	4,590	7,414,057
Telecom Italia SpA:
1.13%, 03/26/22(i)		18,100	20,178,512
5.30%, 05/30/24(b)	USD	5,900	5,914,750
UniCredit SpA:
(EUR Swap Annual 5 Year + 9.30%), 9.25%(a)(h)	EUR	3,034	4,035,844
6.95%, 10/31/22		3,420	4,658,897
(EUR Swap Annual 5 Year + 4.10%), 5.75%, 10/28/25(a)		1,540	1,915,528
(EUR Swap Annual 5 Year + 4.32%), 4.38%, 01/03/27(a)		1,070	1,299,907
Wind Tre SpA:
2.63%, 01/20/23		120	133,130

Security		Par (000)	Value
Italy (continued)
(EURIBOR 3 Month + 2.75%), 2.75%, 01/20/24(a)	EUR	130	$142,515
3.13%, 01/20/25		472	515,770

			73,339,194
Jamaica — 0.0%(b)
Digicel Group Ltd., 8.25%, 09/30/20	USD	200	145,500
Digicel Ltd., 6.00%, 04/15/21		550	508,750

			654,250
Japan — 0.1%
Dai-ichi Life Insurance Co. Ltd. (The), (LIBOR USD 3 Month + 3.66%), 4.00%(a)(h)		400	374,000
Meiji Yasuda Life Insurance Co., (USD Swap Rate 5 Year + 3.15%), 5.10%, 04/26/48(a)		280	284,550
Nippon Life Insurance Co., (USD Swap Rate 5 Year + 3.75%), 4.70%, 01/20/46(a)		200	196,788
SoftBank Group Corp.:
4.00%, 04/20/23	EUR	400	488,153
4.75%, 07/30/25		305	366,460
(USD Swap Rate 5 Year + 4.85%), 6.87%(a)(h)	USD	255	230,336
5.00%, 04/15/28	EUR	2,360	2,707,895
Sumitomo Life Insurance Co., (LIBOR USD 3 Month + 2.99%), 4.00%, 09/14/77(a)	USD	400	373,767

			5,021,949
Jersey — 0.0%
LHC3 plc, 4.12% (4.12% Cash or 9.00% PIK), 08/15/24(k)	EUR	354	409,810

Luxembourg — 1.0%
Altice Financing SA(b):
6.63%, 02/15/23	USD	1,514	1,531,032
7.50%, 05/15/26		19,660	19,140,976
Altice Finco SA:
7.63%, 02/15/25(b)		4,400	4,026,000
4.75%, 01/15/28	EUR	5,830	5,919,457
Altice Luxembourg SA, 7.75%, 05/15/22(b)	USD	1,028	1,022,860
DEA Finance SA, 7.50%, 10/15/22	EUR	200	251,621
Garfunkelux Holdco 3 SA, (EURIBOR 3 Month + 4.50%), 4.50%, 09/01/23(a)		170	175,424
INEOS Finance plc, 4.00%, 05/01/23		460	549,079
INEOS Group Holdings SA, 5.38%, 08/01/24		100	123,074
Intelsat Jackson Holdings SA:
5.50%, 08/01/23	USD	473	435,160
9.75%, 07/15/25(b)		680	726,750
LHMC Finco SARL:
6.25%, 12/20/23	EUR	121	145,234
7.88%, 12/20/23(b)	USD	200	200,450
Matterhorn Telecom SA, 4.00%, 11/15/27	EUR	2,275	2,527,258
Telenet Finance VI Luxembourg SCA, 4.88%, 07/15/27		468	580,770
WFS Global Holding SAS, 9.50%, 07/15/22		1,620	1,989,064

			39,344,209
Macau — 0.0%
Wynn Macau Ltd., 5.50%, 10/01/27(b)	USD	400	383,080

Malaysia — 0.0%
Cindai Capital Ltd., 0.00%, 02/08/23(i)(l)		567	524,475
Gohl Capital Ltd., 4.25%, 01/24/27		1,040	1,002,798
Press Metal Labuan Ltd., 4.80%, 10/30/22		200	187,908

			1,715,181
Mongolia — 0.0%
Energy Resources LLC, 8.00%, 09/30/22(g)		102	98,654

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Netherlands — 2.1%
ABN AMRO Bank NV(a)(h):
(EUR Swap Annual 5 Year + 5.45%), 5.75%	EUR	2,400	$3,006,399
(EUR Swap Annual 5 Year + 3.90%), 4.75%		12,000	13,608,652
Cooperatieve Rabobank UA, (EUR Swap Annual 5 Year + 5.25%), 5.50%(a)(h)		2,300	2,889,604
Daimler International Finance BV:
0.88%, 04/09/24		1,125	1,309,178
1.50%, 02/09/27		3,475	4,056,543
Heineken NV, 1.25%, 09/10/21		2,380	2,868,916
InterXion Holding NV, 4.75%, 06/15/25		110	133,452
Koninklijke Ahold Delhaize NV, (EURIBOR 3 Month + 0.18%), 0.00%, 03/19/21(a)		2,440	2,855,571
Koninklijke KPN NV, (GBP Swap 5 Year + 5.51%), 6.88%, 03/14/73(a)	GBP	100	138,969
Lincoln Finance Ltd., 6.88%, 04/15/21	EUR	300	363,055
NN Group NV, (EURIBOR 3 Month + 3.90%), 4.38%(a)(h)		5,700	7,137,664
NXP BV, 4.63%, 06/15/22(b)	USD	670	678,375
OCI NV, 5.00%, 04/15/23	EUR	240	294,920
Promontoria Holding 264 BV, 6.75%, 08/15/23		3,067	3,620,575
United Group BV:
4.38%, 07/01/22		2,700	3,237,003
(EURIBOR 3 Month + 4.38%), 4.38%, 07/01/23(a)		655	766,805
4.88%, 07/01/24		250	298,272
UPC Holding BV:
5.50%, 01/15/28(b)	USD	6,909	6,339,007
3.88%, 06/15/29	EUR	13,230	14,683,671
UPCB Finance VII Ltd., 3.63%, 06/15/29		9,369	10,832,389
Ziggo Bond Finance BV:
4.63%, 01/15/25		140	162,686
5.88%, 01/15/25(b)	USD	510	476,850
Ziggo BV:
4.25%, 01/15/27	EUR	450	524,899
5.50%, 01/15/27(b)	USD	150	142,875

			80,426,330
Norway — 0.1%
Aker BP ASA, 5.88%, 03/31/25(b)		150	153,750
DNB Bank ASA, (USD Swap Semi 5 Year + 4.08%), 5.75%(a)(h)		2,500	2,506,250

			2,660,000
Philippines — 0.0%
Royal Capital BV(h):
5.88%		600	560,223
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.93%), 4.88%(a)		354	334,185
VLL International, Inc., 5.75%, 11/28/24		280	261,955

			1,156,363
Portugal — 0.4%
Banco Espirito Santo SA(e)(m):
2.63%, 05/08/17	EUR	6,100	2,139,910
4.75%, 01/15/18		19,300	6,488,431
4.00%, 01/21/19		22,800	7,865,048

			16,493,389
Singapore — 0.0%
United Overseas Bank Ltd.(a):
(USD Swap Semi 5 Year + 1.79%), 3.88%(h)	USD	634	589,827
(USD Swap Semi 5 Year + 1.65%), 2.88%, 03/08/27		900	858,591

			1,448,418

Security		Par (000)	Value
South Africa — 0.0%
Sappi Papier Holding GmbH, 4.00%, 04/01/23	EUR	100	$121,449

South Korea — 0.2%
Heungkuk Life Insurance Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.47%), 4.48%, 11/09/47(a)	USD	368	330,421
Hyundai Capital Services, Inc., 3.00%, 08/29/22		950	909,106
KDB Life Insurance Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.66%), 7.50%, 05/21/48(a)		1,400	1,329,916
POSCO, 4.00%, 08/01/23		245	244,335
Shinsegae, Inc., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.25%), 2.63%, 05/08/45(a)		900	871,203
Woori Bank:
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.35%), 5.25%(a)(h)		1,425	1,383,313
4.75%, 04/30/24		1,130	1,119,585
5.13%, 08/06/28		600	597,540

			6,785,419
Spain — 2.3%
Banco Bilbao Vizcaya Argentaria SA, (EUR Swap Annual 5 Year + 9.18%), 8.88%(a)(h)	EUR	3,400	4,510,868
Banco Santander SA(a)(h):
(EUR Swap Annual 5 Year + 6.80%), 6.75%		10,500	13,388,490
(EUR Swap Annual 5 Year + 4.10%), 4.75%		8,400	9,000,786
Bankia SA(a):
(EUR Swap Annual 5 Year + 5.82%), 6.00%(h)		11,000	13,263,476
(EUR Swap Annual 5 Year + 3.17%), 4.00%, 05/22/24		1,700	2,031,677
(EUR Swap Annual 5 Year + 3.35%), 3.38%, 03/15/27		300	362,366
CaixaBank SA(a):
(EUR Swap Annual 5 Year + 4.50%), 5.25%(h)		3,600	3,978,128
(EUR Swap Annual 5 Year + 2.35%), 2.75%, 07/14/28		1,900	2,277,607
Cellnex Telecom SA, 1.50%, 01/16/26(i)		5,700	6,778,872
Codere Finance 2 Luxembourg SA, 7.63%, 11/01/21(b)	USD	10,122	9,369,935
ContourGlobal Power Holdings SA, 3.38%, 08/01/23	EUR	193	225,438
Gas Natural Fenosa Finance BV, (EUR Swap Annual 8 Year + 3.35%), 4.13%(a)(h)		1,500	1,854,881
Inmobiliaria Colonial Socimi SA:
1.63%, 11/28/25		2,500	2,843,169
2.50%, 11/28/29		3,300	3,792,599
Repsol International Finance BV(a):
(EUR Swap Annual 6 Year + 3.56%), 3.88%(h)		150	185,708
(EUR Swap Annual 10 Year + 4.20%), 4.50%, 03/25/75		450	566,462
Telefonica Emisiones SAU, 5.46%, 02/16/21	USD	2,000	2,094,684
Telefonica Europe BV(a)(h):
(EUR Swap Annual 5 Year + 3.81%), 4.20%	EUR	300	366,301
(EUR Swap Annual 8 Year + 5.59%), 7.63%		400	548,420
(EUR Swap Annual 5 Year + 2.33%), 2.63%		200	224,235
(EUR Swap Annual 10 Year + 4.30%), 5.88%		6,500	8,465,363
Tendam Brands SAU, 5.00%, 09/15/24		2,971	3,285,667

			89,415,132
Sweden — 0.8%
Akelius Residential Property AB, (EUR Swap Annual 5 Year + 3.49%), 3.88%, 10/05/78(a)		100	115,985

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Sweden (continued)
Intrum AB:
2.75%, 07/15/22	EUR	380	$428,789
3.13%, 07/15/24		4,700	5,181,813
Unilabs Subholding AB, 5.75%, 05/15/25		100	112,372
Volvo Car AB, 2.00%, 01/24/25		20,280	23,468,262

			29,307,221
Switzerland — 2.2%
Credit Suisse Group AG:
(USD Swap Semi 5 Year + 5.11%), 7.13%(a)(h)	USD	1,420	1,471,830
3.57%, 01/09/23(b)(j)		2,000	1,969,768
(USD Swap Semi 5 Year + 4.60%), 7.50%(a)(b)(h)		24,900	25,615,875
(USD Swap Semi 5 Year + 4.60%), 7.50%(a)(h)		1,300	1,337,375
ELM BV for Helvetia Schweizerische Versicherungsgesellschaft AG, (EURIBOR 3 Month + 3.65%), 3.38%, 09/29/47(a)	EUR	2,100	2,529,795
Syngenta Finance NV, 5.18%, 04/24/28(b)	USD	12,741	12,358,135
UBS AG, (EURIBOR 3 Month + 0.50%), 0.18%, 04/23/21(a)	EUR	6,825	8,027,884
UBS Group Funding AG:
(USD Swap Rate 5 Year + 5.50%), 6.87%(a)(h)	USD	11,769	12,282,246
(USD Swap Semi 5 Year + 5.88%), 7.13%(a)(h)		2,320	2,448,695
(EUR Swap Annual 5 Year + 5.29%), 5.75%(a)(h)	EUR	2,300	2,968,676
(USD Swap Semi 5 Year + 2.43%), 5.00%(a)(h)	USD	7,675	6,715,625
3.49%, 05/23/23(b)(j)		2,000	1,969,022
(USD Swap Semi 5 Year + 4.59%), 6.87%(a)(h)		4,471	4,565,758

			84,260,684
Thailand — 0.0%
PTTEP Treasury Center Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.72%), 4.60%(a)(h)		825	791,960

Turkey — 0.3%
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 03/15/27(b)		12,405	11,567,541

United Arab Emirates — 0.1%
Abu Dhabi National Energy Co. PJSC, 3.63%, 01/12/23		1,300	1,289,220
Alpha Star Holding V Ltd., 6.63%, 04/18/23		600	566,864

			1,856,084
United Kingdom — 4.9%
AA Bond Co. Ltd.:
4.25%, 07/31/20	GBP	100	135,519
4.88%, 07/31/24		210	278,181
Algeco Global Finance plc, 8.00%, 02/15/23(b)	USD	608	621,680
Alpha 2 BV, 8.75% (8.75% Cash or 9.50% PIK), 06/01/23(b)(k)		210	210,525
Alpha 3 BV, 6.25%, 02/01/25(b)		600	586,500
Ardonagh Midco 3 plc:
8.38%, 07/15/23	GBP	7,700	10,212,754
8.63%, 07/15/23(b)	USD	390	399,750
Arrow Global Finance plc, 5.13%, 09/15/24	GBP	400	483,349
Ashtead Capital, Inc., 5.25%, 08/01/26(b)	USD	200	201,750
Barclays plc:
4.38%, 09/11/24		510	495,567
(EUR Swap Annual 5 Year + 2.45%), 2.63%, 11/11/25(a)	EUR	100	118,753
BAT Capital Corp., (EURIBOR 3 Month + 0.50%), 0.17%, 08/16/21(a)		2,440	2,851,502
Boparan Finance plc:
4.38%, 07/15/21		3,260	3,478,204
5.50%, 07/15/21	GBP	100	119,431
Cabot Financial Luxembourg SA:
7.50%, 10/01/23		2,700	3,455,118

Security		Par (000)	Value
United Kingdom (continued)
Coca-Cola European Partners plc, (EURIBOR 3 Month + 0.18%), 0.00%, 11/16/21(a)	EUR	2,440	$2,853,066
CPUK Finance Ltd., 4.25%, 08/28/22	GBP	450	588,695
Diageo Finance plc, 0.00%, 11/17/20	EUR	2,380	2,780,877
EC Finance plc:
2.38%, 11/15/22		275	321,172
Experian Finance plc, 4.75%, 02/04/20		2,500	3,132,858
Fiat Chrysler Automobiles NV, 3.75%, 03/29/24		200	252,416
Fiat Chrysler Finance Europe SA:
6.75%, 10/14/19		120	151,027
4.75%, 07/15/22		310	405,407
GKN Holdings plc, 3.38%, 05/12/32	GBP	15,800	21,100,338
GlaxoSmithKline Capital plc, 0.63%, 12/02/19	EUR	2,500	2,952,293
HBOS Capital Funding LP:
6.85%(h)	USD	10,433	10,511,247
HSBC Holdings plc:
(USD Swap Rate 5 Year + 3.63%), 5.63%(a)(h)		900	904,500
4.00%, 03/30/22(j)		2,000	2,033,552
(EUR Swap Annual 5 Year + 4.38%), 5.25%(a)(h)	EUR	2,400	3,017,063
(USD Swap Rate 5 Year + 3.45%), 6.25%(a)(h)	USD	3,600	3,627,000
(USD Swap Rate 5 Year + 3.61%), 6.50%(a)(h)		300	294,300
(EUR Swap Annual 5 Year + 3.84%), 4.75%(a)(h)	EUR	2,200	2,556,955
(USD Swap Rate 5 Year + 3.71%), 6.37%(a)(h)	USD	2,700	2,710,125
Imperial Brands Finance plc, 0.50%, 07/27/21	EUR	1,600	1,878,195
Inmarsat Finance plc, 4.88%, 05/15/22(b)	USD	100	99,000
Jerrold Finco plc:
6.25%, 09/15/21	GBP	2,500	3,331,252
6.13%, 01/15/24		4,752	6,158,910
Ladbrokes Group Finance plc, 5.13%, 09/08/23		540	738,971
Matalan Finance plc, 6.75%, 01/31/23		4,610	5,639,700
National Westminster Bank plc, Series C, (LIBID USD 3 Month + 0.25%), 2.56%(a)(h)	USD	7,300	5,882,194
NatWest Markets plc, (USD Swap Semi 5 Year + 7.60%), 8.63%(a)(h)		2,400	2,589,840
Neptune Energy Bondco plc, 6.63%, 05/15/25(b)		2,875	2,803,125
Pinnacle Bidco plc, 6.38%, 02/15/25	GBP	3,623	4,814,811
Pioneer Holdings LLC, 9.00%, 11/01/22(b)	USD	108	111,510
PT Jersey Ltd., 0.50%, 11/19/19(i)	EUR	4,700	5,379,794
Santander UK Group Holdings plc, (GBP Swap 5 Year + 5.54%), 7.38%(a)(h)	GBP	2,300	3,165,280
Shop Direct Funding plc, 7.75%, 11/15/22		6,490	7,496,142
Stonegate Pub Co. Financing plc, 4.88%, 03/15/22		100	129,674
Tesco plc:
5.00%, 03/24/23		100	144,774
5.50%, 01/13/33		3	4,584
5.13%, 04/10/47	EUR	1,400	2,040,682
Tullow Oil Jersey Ltd.:
6.63%, 07/12/21(i)	USD	10,800	13,230,000
Unilever NV, 1.75%, 08/05/20	EUR	1,405	1,703,387
Unique Pub Finance Co. plc (The), Series N, 6.46%, 03/30/32	GBP	4,587	5,826,873
Virgin Media Finance plc:
4.50%, 01/15/25	EUR	9,400	11,147,051
5.75%, 01/15/25(b)	USD	1,140	1,068,038
Virgin Media Receivables Financing Notes I DAC, 5.50%, 09/15/24	GBP	320	416,845
Virgin Media Secured Finance plc:
5.50%, 01/15/25		270	361,388
4.88%, 01/15/27		108	137,857
6.25%, 03/28/29		450	617,226
Vodafone Group plc, 0.00%, 11/26/20(i)(l)		10,700	13,482,513
Vue International Bidco plc, 7.88%, 07/15/20		505	663,666
Wellcome Trust Ltd. (The), 2.52%, 02/07/2118		3,134	3,860,920
ZPG plc, 3.75%, 07/15/23		183	251,366

			189,017,042

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
United States — 39.7%
Acadia Healthcare Co., Inc., 5.63%, 02/15/23	USD	261	$262,957
Adient Global Holdings Ltd., 3.50%, 08/15/24	EUR	10,547	11,732,511
ADT Corp. (The):
3.50%, 07/15/22	USD	198	188,100
4.13%, 06/15/23		235	222,075
4.88%, 07/15/32(b)		351	276,412
Advanced Micro Devices, Inc., 7.50%, 08/15/22		16,694	18,572,075
AES Corp.:
4.50%, 03/15/23		94	93,648
4.88%, 05/15/23		7	7,026
5.50%, 04/15/25		44	44,770
6.00%, 05/15/26		100	104,500
5.13%, 09/01/27		305	308,050
Aetna, Inc., 2.75%, 11/15/22(j)		2,000	1,924,410
AHP Health Partners, Inc., 9.75%, 07/15/26(b)		92	93,265
Air Lease Corp., 3.75%, 02/01/22		2,000	1,999,751
Albertsons Cos., Inc., (LIBOR USD 3 Month + 3.75%), 6.09%, 01/15/24(a)(b)		8,763	8,872,537
Alcoa Nederland Holding BV, 6.13%, 05/15/28(b)		200	206,000
Allergan Funding SCS, 3.45%, 03/15/22		2,000	1,977,387
Alliant Holdings Intermediate LLC, 8.25%, 08/01/23(b)		956	991,850
Allison Transmission, Inc., 5.00%, 10/01/24(b)		250	245,625
Ally Financial, Inc., 8.00%, 11/01/31		1,265	1,524,325
Altice US Finance I Corp., 5.38%, 07/15/23(b)		1,470	1,482,862
AMC Networks, Inc.:
5.00%, 04/01/24		356	351,105
4.75%, 08/01/25		30	28,800
American Airlines, 5.18%, 10/15/23		15,902	15,902,000
American Airlines Group, Inc.:
4.63%, 03/01/20(b)		8,135	8,165,506
5.18%, 08/15/23		15,211	15,211,000
American Airlines Pass-Through Trust:
Series 2001-01, 6.98%, 05/23/21		5,198	5,406,086
Series 2017-1, Class B, 4.95%, 02/15/25		7,854	7,963,724
American Builders & Contractors Supply Co., Inc., 5.88%, 05/15/26(b)		234	233,122
American Express Co., 2.65%, 12/02/22(j)		2,000	1,924,395
AmWINS Group, Inc., 7.75%, 07/01/26(b)		126	131,670
Andeavor Logistics LP, 6.25%, 10/15/22		1,770	1,829,826
Antero Resources Corp.:
5.63%, 06/01/23		20	20,400
5.00%, 03/01/25		82	82,102
Anthem, Inc., 3.30%, 01/15/23(j)		2,000	1,968,441
Apache Corp., 3.25%, 04/15/22		2,000	1,973,352
Apergy Corp., 6.38%, 05/01/26(b)		59	60,106
APX Group, Inc.:
8.75%, 12/01/20		229	226,710
7.88%, 12/01/22		317	319,377
Aramark Services, Inc.:
5.13%, 01/15/24		512	516,480
4.75%, 06/01/26		250	243,125
5.00%, 02/01/28(b)		58	55,953
Arconic, Inc.:
5.87%, 02/23/22		480	495,600
5.13%, 10/01/24		1,101	1,098,247
5.90%, 02/01/27		60	60,000
Asbury Automotive Group, Inc., 6.00%, 12/15/24		284	282,580
Ascend Learning LLC, 6.88%, 08/01/25(b)		200	202,500
Ascent Resources Utica Holdings LLC, 10.00%, 04/01/22(b)		282	311,610
AssuredPartners, Inc., 7.00%, 08/15/25(b)		13	12,545
AT&T, Inc., (EURIBOR 3 Month + 0.40%), 1.00%, 08/03/20(a)	EUR	14,200	16,611,412

Security		Par (000)	Value
United States (continued)
AvalonBay Communities, Inc., 2.95%, 09/15/22(j)	USD	2,000	$1,951,785
Avantor, Inc.(b):
6.00%, 10/01/24		11,308	11,336,270
9.00%, 10/01/25		13,392	13,592,880
Aviation Capital Group LLC, 2.88%, 01/20/22(b)(j)		2,000	1,935,917
Avis Budget Car Rental LLC, 5.13%, 06/01/22(b)		400	395,000
Axalta Coating Systems Dutch Holding B BV, 3.75%, 01/15/25	EUR	100	120,820
B&G Foods, Inc., 5.25%, 04/01/25	USD	34	32,640
Ball Corp., 4.00%, 11/15/23		420	408,450
Bank of America Corp.(a):
(EURIBOR 3 Month + 0.78%), 0.45%, 05/04/23	EUR	2,440	2,870,519
(LIBOR USD 3 Month + 0.96%), 3.31%, 07/23/24(j)	USD	10,000	10,027,820
(LIBOR USD 3 Month + 1.31%), 4.27%, 07/23/29(j)		9,495	9,511,977
Bausch Health Cos., Inc.(b):
7.50%, 07/15/21		13,934	14,212,680
5.63%, 12/01/21		15	14,850
5.50%, 03/01/23		938	888,755
5.88%, 05/15/23		751	721,335
6.13%, 04/15/25		120	112,500
5.50%, 11/01/25		812	813,462
9.00%, 12/15/25		13,094	13,869,165
BBA US Holdings, Inc., 5.38%, 05/01/26(b)		159	160,191
Beacon Roofing Supply, Inc., 4.88%, 11/01/25(b)		193	179,789
Belden, Inc., 4.13%, 10/15/26	EUR	100	122,300
Berry Global, Inc., 4.50%, 02/15/26(b)	USD	98	92,120
Berry Petroleum Co. LLC, 7.00%, 02/15/26(b)		105	109,462
Big River Steel LLC, 7.25%, 09/01/25(b)		155	161,200
Blackstone CQP Holdco LP(b):
6.50%, 03/20/21		10,311	10,336,777
6.00%, 08/18/21		1,673	1,664,635
Blue Cube Spinco LLC, 10.00%, 10/15/25		452	523,755
BlueLine Rental Finance Corp., 9.25%, 03/15/24(b)		982	1,037,237
BMC Software Finance, Inc., 8.13%, 07/15/21(b)		237	242,629
Booz Allen Hamilton, Inc., 5.13%, 05/01/25(b)		133	129,675
Boston Properties LP, 3.13%, 09/01/23(j)		2,000	1,943,184
Boyd Gaming Corp., 6.00%, 08/15/26(b)		199	199,995
Boyne USA, Inc., 7.25%, 05/01/25(b)		46	48,070
Brand Industrial Services, Inc., 8.50%, 07/15/25(b)		211	215,220
Broadcom Corp.:
3.00%, 01/15/22(j)		15,000	14,554,141
3.63%, 01/15/24		15,000	14,512,201
Bruin E&P Partners LLC, 8.88%, 08/01/23(b)		193	194,928
BWAY Holding Co.:
4.75%, 04/15/24	EUR	274	321,251
5.50%, 04/15/24(b)	USD	549	535,961
7.25%, 04/15/25(b)		165	160,772
BWX Technologies, Inc., 5.38%, 07/15/26(b)		100	101,500
Cablevision Systems Corp., 5.88%, 09/15/22		6,725	6,741,812
Caesars Resort Collection LLC, 5.25%, 10/15/25(b)		238	229,075
California Resources Corp., 8.00%, 12/15/22(b)		352	315,040
Callon Petroleum Co.:
6.13%, 10/01/24		148	150,220
6.38%, 07/01/26(b)		99	99,866
Calpine Corp.:
5.38%, 01/15/23		156	148,785
5.75%, 01/15/25		55	50,600
5.25%, 06/01/26(b)		1,113	1,051,785
Calumet Specialty Products Partners LP:
6.50%, 04/15/21		18	17,820
7.63%, 01/15/22		96	95,280

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
United States (continued)
Campbell Soup Co., 2.50%, 08/02/22	USD	2,000	$1,897,892
Capital One Financial Corp., 3.05%, 03/09/22		2,000	1,957,241
Cargill, Inc., 1.88%, 09/04/19	EUR	2,500	2,984,070
Carriage Services, Inc., 6.63%, 06/01/26(b)	USD	98	100,327
Carrizo Oil & Gas, Inc.:
6.25%, 04/15/23		224	227,920
8.25%, 07/15/25		58	62,640
Catalent Pharma Solutions, Inc., 4.88%, 01/15/26(b)		256	250,880
CBS Corp.:
3.38%, 03/01/22		2,000	1,968,489
4.60%, 01/15/45		2,430	2,259,915
CCO Holdings LLC:
5.13%, 02/15/23		390	388,050
4.00%, 03/01/23(b)		326	311,330
5.13%, 05/01/23(b)		7,665	7,645,838
5.75%, 02/15/26(b)		3,825	3,801,094
5.13%, 05/01/27(b)		1,728	1,649,704
5.00%, 02/01/28(b)		22	20,666
CDK Global, Inc.:
5.88%, 06/15/26		63	64,575
4.88%, 06/01/27		134	131,152
CDW LLC, 5.00%, 09/01/25		1,065	1,054,013
Centene Corp.:
6.13%, 02/15/24		713	750,433
5.38%, 06/01/26(b)		879	899,876
CenturyLink, Inc.:
Series S, 6.45%, 06/15/21		25,664	26,466,000
Series T, 5.80%, 03/15/22		55	54,931
Series W, 6.75%, 12/01/23(j)		26,050	26,701,250
Series Y, 7.50%, 04/01/24(j)		27,181	28,404,417
5.63%, 04/01/25		814	777,370
Cequel Communications Holdings I LLC(b):
5.13%, 12/15/21		1,604	1,602,781
7.50%, 04/01/28		279	287,593
Ceva Logistics Finance BV, 5.25%, 08/01/25	EUR	3,345	3,888,202
CF Industries, Inc., 4.95%, 06/01/43	USD	39	32,955
Change Healthcare Holdings LLC, 5.75%, 03/01/25(b)		176	170,280
Chaparral Energy, Inc., 8.75%, 07/15/23(b)		186	186,697
Charles River Laboratories International, Inc., 5.50%, 04/01/26(b)		74	74,925
Chemours Co. (The):
6.63%, 05/15/23		127	133,032
4.00%, 05/15/26	EUR	9,201	10,854,085
5.38%, 05/15/27	USD	117	113,783
Cheniere Corpus Christi Holdings LLC:
7.00%, 06/30/24		380	417,050
5.88%, 03/31/25		187	196,817
5.13%, 06/30/27		398	399,194
Cheniere Energy Partners LP, 5.25%, 10/01/25(b)		185	184,075
Chesapeake Energy Corp.:
8.00%, 12/15/22(b)		623	657,265
8.00%, 01/15/25		109	111,725
8.00%, 06/15/27		759	776,077
Chobani LLC, 7.50%, 04/15/25(b)		175	160,344
Churchill Downs, Inc., 4.75%, 01/15/28(b)		46	43,125
Cincinnati Bell, Inc.(b):
7.00%, 07/15/24		394	350,660
8.00%, 10/15/25		25	22,812
CIT Group, Inc.:
5.00%, 08/01/23		1,064	1,081,290
5.25%, 03/07/25		102	104,295
6.13%, 03/09/28		64	67,200

Security		Par (000)	Value
United States (continued)
Citigroup, Inc., (LIBOR USD 3 Month + 1.19%), 4.08%, 04/23/29(a)(j)	USD	10,000	$9,857,030
Clear Channel International BV, 8.75%, 12/15/20(b)		248	254,820
Clear Channel Worldwide Holdings, Inc.:
Series B, 7.63%, 03/15/20		828	829,822
Series B, 6.50%, 11/15/22		1,944	1,987,740
Cleveland-Cliffs, Inc., 4.88%, 01/15/24(b)		162	158,355
CNX Resources Corp., 5.88%, 04/15/22		1,509	1,512,033
Colfax Corp., 3.25%, 05/15/25	EUR	200	237,430
CommScope Technologies LLC, 5.00%, 03/15/27(b)	USD	234	224,932
Community Health Systems, Inc., 8.63%, 01/15/24(b)		220	227,436
Comstock Escrow Corp., 9.75%, 08/15/26(b)		333	322,494
ConocoPhillips Co., 2.40%, 12/15/22(j)		2,000	1,918,034
CONSOL Energy, Inc., 11.00%, 11/15/25(b)		352	388,960
Constellium NV:
5.75%, 05/15/24(b)		250	246,875
6.63%, 03/01/25(b)		367	374,226
4.25%, 02/15/26	EUR	9,385	10,949,328
5.88%, 02/15/26(b)	USD	391	385,135
Continental Airlines Pass-Through Trust, Series 2012-2, Class A, 4.00%, 10/29/24		2,163	2,171,697
Continental Resources, Inc., 3.80%, 06/01/24		10,000	9,823,171
Core & Main LP, 6.13%, 08/15/25(b)		465	446,400
CoreCivic, Inc., 4.75%, 10/15/27		138	123,641
Covey Park Energy LLC, 7.50%, 05/15/25(b)		386	391,790
Cox Communications, Inc.(b):
4.50%, 06/30/43		4,035	3,455,015
4.60%, 08/15/47		15,679	14,433,292
Crown Americas LLC:
4.50%, 01/15/23		215	212,893
4.75%, 02/01/26(b)		364	342,160
Crown European Holdings SA, 2.25%, 02/01/23(b)	EUR	100	118,262
CrownRock LP, 5.63%, 10/15/25(b)	USD	427	412,055
CSC Holdings LLC:
10.13%, 01/15/23(b)(j)		29,098	32,007,800
5.25%, 06/01/24		1,115	1,073,187
10.88%, 10/15/25(b)		550	638,000
CSI Compressco LP, 7.50%, 04/01/25(b)		192	191,040
CVS Health Corp.(j):
3.70%, 03/09/23		4,376	4,351,569
3.88%, 07/20/25		5,139	5,061,268
2.88%, 06/01/26		7,785	7,157,327
5.05%, 03/25/48		10,000	10,362,974
CyrusOne LP:
5.00%, 03/15/24		299	300,121
5.38%, 03/15/27		53	52,603
DCP Midstream Operating LP, 6.75%, 09/15/37(b)		310	333,250
Dell International LLC(b):
5.88%, 06/15/21		22,035	22,564,664
7.13%, 06/15/24		460	494,500
Delta Air Lines Pass-Through Trust, Series 2015-1, Class B, 4.25%, 07/30/23		15,211	15,176,336
Denbury Resources, Inc., 9.25%, 03/31/22(b)		352	373,120
Devon Energy Corp., 3.25%, 05/15/22		2,000	1,963,577
Diamond BC BV, 5.63%, 08/15/25	EUR	100	107,613
Diamond Offshore Drilling, Inc., 7.88%, 08/15/25	USD	118	122,867
Diamondback Energy, Inc.:
4.75%, 11/01/24		133	129,010
5.38%, 05/31/25		53	53,000
5.38%, 05/31/25(b)		44	43,890

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
United States (continued)
Discovery Communications LLC:
3.30%, 05/15/22	USD	2,000	$1,959,468
5.00%, 09/20/37		10,000	9,802,936
DISH DBS Corp.:
6.75%, 06/01/21		160	160,848
5.88%, 07/15/22		382	357,170
5.88%, 11/15/24		22	18,260
7.75%, 07/01/26		388	339,015
DJO Finance LLC, 8.13%, 06/15/21(b)		2,726	2,800,965
Dominion Energy, Inc., Series B, 2.75%, 01/15/22		2,000	1,948,536
DPL, Inc., 7.25%, 10/15/21		22	23,815
Eldorado Resorts, Inc., 6.00%, 04/01/25		87	87,870
Embarq Corp., 8.00%, 06/01/36		104	97,760
Endeavor Energy Resources LP(b):
5.50%, 01/30/26		162	158,355
5.75%, 01/30/28		159	155,422
Endo Dac, 6.00%, 07/15/23(b)		378	321,300
Endo Finance LLC, 5.75%, 01/15/22(b)		5,750	5,275,625
Energizer Gamma Acquisition BV, 4.63%, 07/15/26	EUR	300	358,189
Energizer Gamma Acquisition, Inc., 6.38%, 07/15/26(b)	USD	108	110,970
Energy Transfer Equity LP:
4.25%, 03/15/23		338	328,705
5.88%, 01/15/24		202	210,080
5.50%, 06/01/27		44	45,100
EnLink Midstream Partners LP:
4.15%, 06/01/25		25	23,399
4.85%, 07/15/26		26	24,991
5.60%, 04/01/44		10,000	8,613,387
Ensco plc, 7.75%, 02/01/26		533	514,345
Entegris, Inc., 4.63%, 02/10/26(b)		164	155,390
Envision Healthcare Corp.:
5.13%, 07/01/22(b)		21,132	21,330,112
5.63%, 07/15/22		672	687,120
6.25%, 12/01/24(b)		7,665	8,163,225
EOG Resources, Inc., 2.63%, 03/15/23(j)		2,000	1,923,670
EP Energy LLC:
9.38%, 05/01/20		6	5,910
9.38%, 05/01/24(b)		231	189,997
7.75%, 05/15/26(b)		322	328,440
Equinix, Inc.:
2.88%, 03/15/24	EUR	316	369,440
2.88%, 10/01/25		1,739	1,982,337
5.88%, 01/15/26	USD	520	537,550
ERP Operating LP, 3.00%, 04/15/23(j)		2,000	1,948,802
ESH Hospitality, Inc., 5.25%, 05/01/25(b)		151	146,485
Extraction Oil & Gas, Inc.(b):
7.38%, 05/15/24		428	449,400
5.63%, 02/01/26		149	144,530
Federal-Mogul LLC, 5.00%, 07/15/24	EUR	7,640	9,334,784
Fifth Third Bancorp, 2.60%, 06/15/22(j)	USD	2,000	1,930,562
First Data Corp.(b):
7.00%, 12/01/23		629	658,091
5.00%, 01/15/24		641	647,811
5.75%, 01/15/24		1,400	1,431,780
Five Point Operating Co. LP, 7.88%, 11/15/25(b)		109	110,635
Flexi-Van Leasing, Inc., 10.00%, 02/15/23(b)		99	92,565
Ford Motor Credit Co. LLC:
(EURIBOR 3 Month + 0.43%), 0.10%, 05/14/21(a)	EUR	9,600	11,197,853
3.22%, 01/09/22(j)	USD	2,000	1,954,920
(EURIBOR 3 Month + 0.42%), 0.10%, 12/07/22(a)	EUR	1,300	1,494,358

Security		Par (000)	Value
United States (continued)
Fortress Transportation & Infrastructure Investors LLC, 6.75%, 03/15/22(b)	USD	43	$44,720
Freeport-McMoRan, Inc.:
3.10%, 03/15/20		7,795	7,697,563
3.55%, 03/01/22		26	25,187
3.88%, 03/15/23		734	706,475
5.40%, 11/14/34		60	55,050
5.45%, 03/15/43		972	863,136
Frontier Communications Corp.:
10.50%, 09/15/22		145	131,587
11.00%, 09/15/25		819	664,160
8.50%, 04/01/26(b)		278	266,880
Gartner, Inc., 5.13%, 04/01/25(b)		175	176,557
Gates Global LLC, 6.00%, 07/15/22(b)		398	400,487
GE Capital International Funding Co. Unlimited Co., 2.34%, 11/15/20(j)		30,000	29,377,091
General Electric Co., (EURIBOR 3 Month + 0.30%), 0.00%, 05/28/20(a)	EUR	2,440	2,856,758
General Motors Financial Co., Inc.:
(EURIBOR 3 Month + 0.68%), 0.35%, 05/10/21(a)		2,440	2,867,651
3.15%, 06/30/22(j)	USD	2,000	1,946,317
Genesis Energy LP:
6.50%, 10/01/25		91	88,042
6.25%, 05/15/26		138	129,720
Genesys Telecommunications Laboratories, Inc., 10.00%, 11/30/24(b)		535	593,850
GEO Group, Inc. (The), 5.88%, 10/15/24		462	450,450
Gilead Sciences, Inc., 3.25%, 09/01/22(j)		2,000	1,986,392
GLP Capital LP:
5.38%, 11/01/23		150	154,875
5.25%, 06/01/25		26	26,478
5.38%, 04/15/26		22	22,354
Golden Nugget, Inc., 6.75%, 10/15/24(b)		304	303,240
Goldman Sachs Group, Inc. (The)(a):
(EURIBOR 3 Month + 0.46%), 0.14%, 12/31/18	EUR	2,440	2,856,923
(LIBOR USD 3 Month + 1.30%), 4.22%, 05/01/29(j)	USD	15,000	14,803,412
Graham Holdings Co., 5.75%, 06/01/26(b)		104	104,780
Great Western Petroleum LLC, 9.00%, 09/30/21(b)		295	302,375
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(b)		152	147,440
Grinding Media, Inc., 7.38%, 12/15/23(b)		386	401,440
Group 1 Automotive, Inc., 5.25%, 12/15/23(b)		38	37,050
GTT Communications, Inc., 7.88%, 12/31/24(b)		95	94,050
Gulfport Energy Corp., 6.38%, 05/15/25		329	319,130
Halcon Resources Corp., 6.75%, 02/15/25		369	342,247
Halliburton Co., 3.50%, 08/01/23(j)		2,000	1,993,333
Harland Clarke Holdings Corp., 8.38%, 08/15/22(b)		116	110,919
HCA, Inc.:
5.88%, 03/15/22		212	222,801
4.75%, 05/01/23		1,016	1,029,208
5.00%, 03/15/24		78	79,170
5.25%, 04/15/25		2,376	2,427,975
5.50%, 06/15/47		220	208,670
HD Supply, Inc., 5.75%, 04/15/24(b)(n)		1,522	1,598,100
Herc Rentals, Inc.(b):
7.50%, 06/01/22		8,597	9,069,835
7.75%, 06/01/24		658	705,100
Hertz Corp. (The), 7.63%, 06/01/22(b)		264	257,070
Hertz Holdings Netherlands BV, 5.50%, 03/30/23	EUR	6,729	7,793,805
Hess Corp.:
7.30%, 08/15/31	USD	5,139	6,004,986
6.00%, 01/15/40		10,000	10,472,471

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
United States (continued)
Hess Infrastructure Partners LP, 5.63%, 02/15/26(b)	USD	252	$253,260
Hexion, Inc., 6.63%, 04/15/20		246	231,855
Hilton Domestic Operating Co., Inc.:
4.25%, 09/01/24		56	53,970
5.13%, 05/01/26(b)		236	236,000
Hilton Worldwide Finance LLC, 4.63%, 04/01/25		24	23,400
Howard Hughes Corp. (The), 5.38%, 03/15/25(b)		420	411,075
HUB International Ltd., 7.00%, 05/01/26(b)		323	324,211
Hughes Satellite Systems Corp., 5.25%, 08/01/26		430	410,650
Huntsman International LLC, 5.13%, 11/15/22		298	306,940
Hyundai Capital America, (LIBOR USD 3 Month + 0.94%), 3.26%, 07/08/21(a)		600	601,116
Icahn Enterprises LP:
6.00%, 08/01/20		49	49,817
6.25%, 02/01/22		585	596,332
6.75%, 02/01/24		148	150,590
6.38%, 12/15/25		129	129,645
Immucor, Inc., 11.13%, 02/15/22(b)		64	64,320
Infinity Acquisition LLC, 7.25%, 08/01/22(b)		36	36,653
Infor US, Inc., 6.50%, 05/15/22		1,954	1,978,425
Informatica LLC, 7.13%, 07/15/23(b)		31,729	32,284,257
Intercontinental Exchange, Inc., 2.35%, 09/15/22(j)		2,000	1,920,790
International Game Technology plc, 4.75%, 02/15/23	EUR	100	126,729
IQVIA, Inc.:
4.88%, 05/15/23(b)	USD	134	136,010
3.25%, 03/15/25	EUR	100	117,210
IRB Holding Corp., 6.75%, 02/15/26(b)	USD	45	42,750
Iron Mountain U.K. plc, 3.88%, 11/15/25	GBP	130	162,223
Iron Mountain, Inc.:
4.38%, 06/01/21(b)	USD	380	379,050
3.00%, 01/15/25	EUR	600	696,348
iStar, Inc.:
4.63%, 09/15/20	USD	29	28,746
5.25%, 09/15/22		79	77,025
Itron, Inc., 5.00%, 01/15/26(b)		19	18,097
Jagged Peak Energy LLC, 5.88%, 05/01/26(b)		71	69,757
Jaguar Holding Co. II, 6.38%, 08/01/23(b)		1,104	1,111,938
JB Poindexter & Co., Inc., 7.13%, 04/15/26(b)		59	61,065
JBS USA LUX SA(b):
5.88%, 07/15/24		316	302,965
5.75%, 06/15/25		535	500,899
6.75%, 02/15/28		218	206,010
Jeld-Wen, Inc., 4.63%, 12/15/25(b)		81	76,950
JPMorgan Chase & Co.(a):
(LIBOR USD 3 Month + 0.73%), 3.56%, 04/23/24(j)		15,000	14,844,783
(LIBOR USD 3 Month + 0.89%), 3.24%, 07/23/24(j)		10,000	10,015,320
(LIBOR USD 3 Month + 1.26%), 4.20%, 07/23/29(j)		7,325	7,330,966
Series W, (LIBOR USD 3 Month + 1.00%), 3.34%, 05/15/47		14,215	12,509,200
K. Hovnanian Enterprises, Inc., 10.00%, 07/15/22(b)		155	160,425
KAR Auction Services, Inc., 5.13%, 06/01/25(b)		312	302,640
KeyBank NA, 2.30%, 09/14/22(j)		2,000	1,907,764
KFC Holding Co.(b):
5.00%, 06/01/24		20,745	20,537,550
5.25%, 06/01/26		86	84,468
4.75%, 06/01/27		429	405,234
KLX, Inc., 5.88%, 12/01/22(b)		795	823,819

Security		Par (000)	Value
United States (continued)
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(b)	USD	193	$199,272
Kroger Co. (The):
3.40%, 04/15/22		2,000	1,983,344
4.45%, 02/01/47(j)		10,000	9,277,067
4.65%, 01/15/48(j)		5,000	4,819,558
L Brands, Inc.:
6.69%, 01/15/27(b)		6,062	5,743,745
6.88%, 11/01/35		362	310,868
6.75%, 07/01/36		10	8,450
Ladder Capital Finance Holdings LLLP(b):
5.25%, 03/15/22		12	12,001
5.25%, 10/01/25		261	244,035
Lennar Corp.:
5.38%, 10/01/22		610	619,150
4.75%, 11/15/22		370	370,000
4.75%, 11/29/27		405	380,700
Level 3 Financing, Inc.:
5.38%, 08/15/22		150	150,375
5.13%, 05/01/23		669	662,310
5.38%, 01/15/24		1,120	1,108,800
5.25%, 03/15/26		42	40,425
LGI Homes, Inc., 6.88%, 07/15/26(b)		93	93,000
Live Nation Entertainment, Inc., 4.88%, 11/01/24(b)		25	24,656
LKQ Italia Bondco SpA, 3.88%, 04/01/24	EUR	200	245,961
Lockheed Martin Corp., 2.90%, 03/01/25	USD	2,000	1,907,965
Magnolia Oil & Gas Operating LLC, 6.00%, 08/01/26(b)		99	99,589
Mallinckrodt International Finance SA(b):
4.88%, 04/15/20		220	217,250
5.75%, 08/01/22		99	90,090
5.50%, 04/15/25		397	325,540
Mason Finance Sub, Inc., 6.88%, 08/15/23(b)		114	114,000
Masonite International Corp., 5.63%, 03/15/23(b)		525	535,500
Matador Resources Co., 6.88%, 04/15/23		167	175,559
Mattel, Inc.:
4.35%, 10/01/20		12,960	12,830,400
6.75%, 12/31/25(b)(j)		5,336	5,169,250
6.20%, 10/01/40		49	40,915
5.45%, 11/01/41		29	23,055
Matthews International Corp., 5.25%, 12/01/25(b)		54	51,705
McDermott Technology Americas, Inc., 10.63%, 05/01/24(b)		141	146,464
McDonald’s Corp., 0.50%, 01/15/21	EUR	2,500	2,952,287
MDC Holdings, Inc., 6.00%, 01/15/43	USD	102	85,935
MDC Partners, Inc., 6.50%, 05/01/24(b)		464	409,480
Medtronic, Inc., 3.15%, 03/15/22(j)		2,000	1,988,806
Meredith Corp., 6.88%, 02/01/26(b)		596	600,470
Meritage Homes Corp., 5.13%, 06/06/27		199	182,582
MGM Growth Properties Operating Partnership LP:
5.63%, 05/01/24		680	695,300
4.50%, 09/01/26		789	743,632
4.50%, 01/15/28		36	32,850
MGM Resorts International:
6.75%, 10/01/20		89	93,672
6.63%, 12/15/21		1,404	1,496,201
7.75%, 03/15/22		215	235,425
Microchip Technology, Inc.(b):
3.92%, 06/01/21		15,195	15,225,190
4.33%, 06/01/23		20,000	19,993,191
Midcontinent Communications, 6.88%, 08/15/23(b)		78	82,095
Mobile Mini, Inc., 5.88%, 07/01/24		324	328,860
Molson Coors Brewing Co., (EURIBOR 3 Month + 0.35%), 0.03%, 03/15/19(a)	EUR	2,440	2,854,638

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
United States (continued)
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(b)	USD	6,085	$6,297,975
MPLX LP, 3.38%, 03/15/23		2,000	1,958,672
MPT Operating Partnership LP:
6.38%, 03/01/24		21	22,050
5.50%, 05/01/24		35	35,262
5.00%, 10/15/27		93	89,978
MSCI, Inc., 5.25%, 11/15/24(b)		63	64,575
Mueller Water Products, Inc., 5.50%, 06/15/26(b)		104	104,910
Nabors Industries, Inc.:
4.63%, 09/15/21		45	44,212
5.75%, 02/01/25(b)		115	108,963
Navient Corp.:
6.50%, 06/15/22		241	246,121
5.50%, 01/25/23		640	625,600
6.75%, 06/25/25		40	39,700
6.75%, 06/15/26		129	127,065
Navistar International Corp., 6.63%, 11/01/25(b)		233	243,264
Netflix, Inc.:
4.38%, 11/15/26		209	195,937
5.88%, 11/15/28(b)		407	408,018
New Enterprise Stone & Lime Co., Inc., 6.25%, 03/15/26(b)		49	49,659
Newfield Exploration Co., 5.38%, 01/01/26		261	266,873
NextEra Energy Operating Partners LP, 4.25%, 09/15/24(b)		152	146,680
NFP Corp., 6.88%, 07/15/25(b)		64	62,240
NGL Energy Partners LP:
5.13%, 07/15/19		6,702	6,727,133
6.88%, 10/15/21		411	417,165
NGPL PipeCo LLC(b):
4.38%, 08/15/22		73	73,182
4.88%, 08/15/27		144	143,820
7.77%, 12/15/37		232	285,360
Nielsen Co. Luxembourg SARL (The), 5.00%, 02/01/25(b)		20	18,250
Nielsen Finance LLC, 5.00%, 04/15/22(b)		30	29,156
Noble Holding International Ltd.:
7.75%, 01/15/24		208	201,760
7.95%, 04/01/25		111	104,895
7.88%, 02/01/26(b)		527	541,493
Northwest Florida Timber Finance LLC, 4.75%, 03/04/29(b)(j)		8,970	8,555,138
Novelis Corp., 6.25%, 08/15/24(b)		1,403	1,406,507
NRG Energy, Inc., 6.63%, 01/15/27		1,130	1,163,900
NRG Yield Operating LLC, 5.38%, 08/15/24		164	163,180
Nuance Communications, Inc.:
6.00%, 07/01/24		379	385,632
5.63%, 12/15/26		240	238,800
NVA Holdings, Inc., 6.88%, 04/01/26(b)		160	159,200
Oasis Petroleum, Inc.:
6.88%, 03/15/22		195	198,656
6.88%, 01/15/23		23	23,518
OI European Group BV, 4.00%, 03/15/23(b)		199	188,055
Olin Corp., 5.13%, 09/15/27		240	235,200
Ortho-Clinical Diagnostics, Inc., 6.63%, 05/15/22(b)		15,405	15,212,437
Pacific Gas & Electric Co., 6.05%, 03/01/34		6,048	6,663,747
Parsley Energy LLC(b):
5.38%, 01/15/25		390	388,050
5.63%, 10/15/27		2	1,985
Party City Holdings, Inc., 6.63%, 08/01/26(b)		144	144,360
PBF Holding Co. LLC, 7.25%, 06/15/25		148	154,845
PDC Energy, Inc., 5.75%, 05/15/26		110	108,763
Penske Automotive Group, Inc., 5.50%, 05/15/26		390	379,275

Security		Par (000)	Value
United States (continued)
Penske Truck Leasing Co. LP, 3.38%, 02/01/22(b)	USD	2,000	$1,969,452
Pioneer Natural Resources Co., 3.95%, 07/15/22		2,000	2,024,661
Pisces Midco, Inc., 8.00%, 04/15/26(b)		120	123,600
Platform Specialty Products Corp.(b):
6.50%, 02/01/22		1,447	1,483,175
5.88%, 12/01/25		717	720,370
Polaris Intermediate Corp., 8.50% (8.50% Cash or 9.25% PIK), 12/01/22(b)(k)		2,502	2,586,443
Post Holdings, Inc.(b):
5.50%, 03/01/25		234	230,490
5.75%, 03/01/27		205	199,363
5.63%, 01/15/28		260	247,650
PQ Corp.(b):
6.75%, 11/15/22		569	597,450
5.75%, 12/15/25		409	404,910
Prime Security Services Borrower LLC, 9.25%, 05/15/23(b)		25,259	27,058,704
Prologis LP, 4.25%, 08/15/23(j)		2,000	2,056,527
PSPC Escrow Corp., 6.00%, 02/01/23	EUR	500	613,301
PTC, Inc., 6.00%, 05/15/24	USD	150	156,705
PulteGroup, Inc.:
5.50%, 03/01/26		219	215,991
6.38%, 05/15/33		290	287,100
PVH Corp., 3.13%, 12/15/27	EUR	789	913,360
QEP Resources, Inc.:
5.38%, 10/01/22	USD	276	280,140
5.63%, 03/01/26		336	323,400
Qorvo, Inc.:
7.00%, 12/01/25		211	228,408
5.50%, 07/15/26(b)		260	264,875
QUALCOMM, Inc.:
3.45%, 05/20/25(j)		18,155	17,537,157
4.30%, 05/20/47		5,240	4,948,032
Qualitytech LP, 4.75%, 11/15/25(b)		390	369,525
Radiate Holdco LLC, 6.88%, 02/15/23(b)		46	44,505
Range Resources Corp.:
5.88%, 07/01/22		389	390,945
5.00%, 03/15/23		87	83,411
4.88%, 05/15/25		166	153,758
RBS Global, Inc., 4.88%, 12/15/25(b)		186	178,560
Realogy Group LLC, 4.88%, 06/01/23(b)		191	177,821
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 05/01/23(b)		119	126,140
Reynolds Group Issuer, Inc.:
5.75%, 10/15/20		691	692,218
(LIBOR USD 3 Month + 3.50%), 5.84%, 07/15/21(a)(b)		439	444,268
5.13%, 07/15/23(b)		34	33,810
7.00%, 07/15/24(b)		477	482,962
Rite Aid Corp.:
6.13%, 04/01/23(b)(o)		50,541	50,793,705
7.70%, 02/15/27		4,325	3,746,531
Rockies Express Pipeline LLC, 6.88%, 04/15/40(b)		428	496,480
Rowan Cos., Inc.:
4.75%, 01/15/24		1	865
7.38%, 06/15/25		250	240,938
Sabre GLBL, Inc., 5.38%, 04/15/23(b)		438	440,466
Sanchez Energy Corp.:
7.75%, 06/15/21		539	466,235
6.13%, 01/15/23		183	125,584
7.25%, 02/15/23(b)		88	86,596
SBA Communications Corp.:
4.00%, 10/01/22		347	335,834
4.88%, 09/01/24		206	199,305

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
United States (continued)
Schlumberger Investment SA, 2.40%, 08/01/22(b)(j)	USD	2,000	$1,920,070
Scientific Games International, Inc.:
10.00%, 12/01/22		904	965,020
5.00%, 10/15/25(b)		584	562,106
3.38%, 02/15/26	EUR	100	112,257
Sealed Air Corp., 5.25%, 04/01/23(b)	USD	355	361,213
Sensata Technologies BV, 5.00%, 10/01/25(b)		365	365,000
ServiceMaster Co. LLC (The), 5.13%, 11/15/24(b)		106	102,290
SESI LLC, 7.75%, 09/15/24		180	185,400
Shea Homes LP, 5.88%, 04/01/23(b)		496	492,280
Shire Acquisitions Investments Ireland DAC:
2.40%, 09/23/21		2,000	1,927,680
3.20%, 09/23/26		15,000	13,861,493
Silgan Holdings, Inc., 3.25%, 03/15/25	EUR	100	119,566
Silversea Cruise Finance Ltd., 7.25%, 02/01/25(b)	USD	32	34,640
Simmons Foods, Inc., 7.75%, 01/15/24(b)		66	67,980
Simon Property Group LP, 2.63%, 06/15/22(j)		2,000	1,941,624
Sirius XM Radio, Inc., 5.00%, 08/01/27(b)		153	145,350
Six Flags Entertainment Corp., 4.88%, 07/31/24(b)		486	474,458
SM Energy Co.:
6.50%, 01/01/23		378	383,670
5.00%, 01/15/24		51	49,087
5.63%, 06/01/25		70	68,163
6.75%, 09/15/26		14	14,245
Solera LLC, 10.50%, 03/01/24(b)		1,337	1,478,398
Sotera Health Holdings LLC, 6.50%, 05/15/23(b)		120	121,800
Sotera Health Topco, Inc., 8.12% (8.12% Cash or 8.88% PIK), 11/01/21(b)(k)		7,650	7,734,533
Southern California Edison Co.:
Series E, 3.70%, 08/01/25		2,315	2,311,634
Series C, 4.13%, 03/01/48		2,225	2,157,555
Southern Co. (The), 2.95%, 07/01/23		2,000	1,938,486
Southwestern Energy Co.:
6.20%, 01/23/25		107	105,529
7.50%, 04/01/26		171	176,344
7.75%, 10/01/27		152	158,935
Spectrum Brands, Inc., 5.75%, 07/15/25		250	249,375
Springleaf Finance Corp.:
5.63%, 03/15/23		21	21,055
6.88%, 03/15/25		188	190,820
7.13%, 03/15/26		285	289,631
Sprint Capital Corp.:
6.88%, 11/15/28		748	719,950
8.75%, 03/15/32		63	67,804
Sprint Communications, Inc.:
7.00%, 03/01/20(b)		739	767,008
6.00%, 11/15/22		8,625	8,719,358
Sprint Corp.:
7.88%, 09/15/23		11,510	12,286,925
7.13%, 06/15/24		15,256	15,666,005
7.63%, 02/15/25		1,123	1,174,242
7.63%, 03/01/26		5,533	5,740,488
Sprint Spectrum Co. LLC, 5.15%, 03/20/28(b)		18,950	18,807,875
SPX FLOW, Inc., 5.63%, 08/15/24(b)		290	287,825
SRS Distribution, Inc., 8.25%, 07/01/26(b)		121	116,765
Standard Industries, Inc.(b):
5.50%, 02/15/23		86	87,832
5.38%, 11/15/24		104	102,991
Staples, Inc., 8.50%, 09/15/25(b)(j)		25,308	23,789,520
Starwood Property Trust, Inc., 5.00%, 12/15/21		292	295,650
State Street Corp., (LIBOR USD 3 Month + 1.00%), 3.34%, 06/15/47(a)(p)		20,000	17,936,800
Station Casinos LLC, 5.00%, 10/01/25(b)		77	73,343

Security		Par (000)	Value
United States (continued)
Steel Dynamics, Inc., 5.13%, 10/01/21	USD	1,160	$1,173,050
SunCoke Energy Partners LP, 7.50%, 06/15/25(b)		126	130,095
Sunoco LP(b):
4.88%, 01/15/23		315	309,557
5.88%, 03/15/28		94	88,360
SunTrust Bank, (LIBOR USD 3 Month + 0.74%), 3.69%, 08/02/24(a)(j)		7,870	7,860,646
Surgery Center Holdings, Inc.(b):
8.88%, 04/15/21		114	117,135
6.75%, 07/01/25		177	167,044
Synchrony Bank, 3.00%, 06/15/22		8,525	8,143,598
Synchrony Financial, 3.95%, 12/01/27		5,000	4,537,556
Talen Energy Supply LLC, 6.50%, 06/01/25		153	112,455
Tallgrass Energy Partners LP(b):
5.50%, 09/15/24		10,543	10,806,575
5.50%, 01/15/28		544	545,360
Targa Resources Partners LP(b):
5.88%, 04/15/26		197	200,940
5.00%, 01/15/28		387	365,231
Team Health Holdings, Inc., 6.38%, 02/01/25(b)		395	344,638
Tempo Acquisition LLC, 6.75%, 06/01/25(b)		473	457,249
Tempur Sealy International, Inc., 5.63%, 10/15/23		154	152,268
Tenet Healthcare Corp.:
6.00%, 10/01/20		490	508,988
7.50%, 01/01/22(b)		364	381,290
8.13%, 04/01/22		2,540	2,705,100
6.75%, 06/15/23		474	481,205
4.63%, 07/15/24		135	130,781
Terex Corp., 5.63%, 02/01/25(b)		499	495,258
TerraForm Power Operating LLC(b):
4.25%, 01/31/23		156	150,150
6.62%, 06/15/25(n)		170	181,050
5.00%, 01/31/28		157	147,776
Tesla, Inc., 5.30%, 08/15/25(b)		432	382,320
TIBCO Software, Inc., 11.38%, 12/01/21(b)		570	615,600
T-Mobile USA, Inc.:
6.38%, 03/01/25		1,178	1,228,065
6.50%, 01/15/26		113	118,509
4.50%, 02/01/26		115	108,100
4.75%, 02/01/28		40	37,088
TransDigm UK Holdings plc, 6.88%, 05/15/26(b)		400	411,000
TransDigm, Inc.:
6.00%, 07/15/22		451	458,983
6.50%, 07/15/24		304	311,220
6.38%, 06/15/26		597	599,985
Transocean Guardian Ltd., 5.88%, 01/15/24(b)		166	167,660
Transocean Pontus Ltd., 6.13%, 08/01/25(b)		195	198,658
Transocean, Inc.:
8.37%, 12/15/21		55	58,850
5.80%, 10/15/22		2	1,972
9.00%, 07/15/23(b)		1,195	1,289,106
7.50%, 01/15/26(b)		29	29,653
Travelport Corporate Finance plc, 6.00%, 03/15/26(b)		111	112,943
TRI Pointe Group, Inc., 5.25%, 06/01/27		321	294,518
Tribune Media Co., 5.88%, 07/15/22		185	185,925
Tutor Perini Corp., 6.88%, 05/01/25(b)		240	238,200
United Airlines Pass-Through Trust:
Series 2014-2, Class B, 4.63%, 09/03/22		6,837	6,863,350
Series 2013-1, Class A, 4.30%, 08/15/25		4,775	4,840,690
Series 2018-1, Class B, 4.60%, 03/01/26		5,950	5,952,549
United Rentals North America, Inc.:
4.63%, 07/15/23		270	270,675

SCHEDULE OF INVESTMENTS	25

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
United States (continued)
4.63%, 10/15/25	USD	177	$170,805
5.88%, 09/15/26		580	588,700
5.50%, 05/15/27		23	22,791
United States Steel Corp.:
6.88%, 08/15/25		202	206,539
6.25%, 03/15/26		187	187,000
United Technologies Corp., (EURIBOR 3 Month + 0.20%), 0.00%, 05/18/20(a)	EUR	2,500	2,928,842
Uniti Group LP:
6.00%, 04/15/23(b)(j)	USD	3,972	3,832,980
8.25%, 10/15/23		105	98,175
Univision Communications, Inc., 5.13%, 02/15/25(b)		264	244,860
US Airways Pass-Through Trust:
Series 2012-1, Class B, 8.00%, 10/01/19		667	700,802
Series 2012-2, Class B, 6.75%, 06/03/21		2,243	2,365,501
Series 2013-1, Class B, 5.38%, 11/15/21		5,543	5,666,572
USA Compression Partners LP, 6.88%, 04/01/26(b)		329	338,459
USG Corp., 4.88%, 06/01/27(b)		289	294,058
USIS Merger Sub, Inc., 6.88%, 05/01/25(b)		23	22,713
Valeant Pharmaceuticals International, Inc.(b):
9.25%, 04/01/26		12,162	12,937,328
8.50%, 01/31/27		9,505	9,761,635
Vantiv LLC(b):
3.88%, 11/15/25	GBP	338	425,697
4.38%, 11/15/25	USD	200	189,250
Veritas US, Inc.:
7.50%, 02/01/23	EUR	1,400	1,592,070
7.50%, 02/01/23(b)	USD	239	225,855
Verizon Communications, Inc.:
4.33%, 09/21/28(b)(j)		15,000	15,111,627
2.88%, 01/15/38	EUR	1,075	1,261,598
Vertiv Group Corp., 9.25%, 10/15/24(b)	USD	435	429,019
Viacom, Inc.:
4.25%, 09/01/23		2,000	2,008,053
4.38%, 03/15/43		10,000	8,763,524
VICI Properties 1 LLC, 8.00%, 10/15/23		178	196,403
Viking Cruises Ltd.(b):
6.25%, 05/15/25		277	278,039
5.88%, 09/15/27		434	424,886
Vistra Energy Corp.:
7.38%, 11/01/22		364	379,925
5.88%, 06/01/23		27	27,776
7.63%, 11/01/24		74	79,295
8.00%, 01/15/25(b)		152	165,110
8.13%, 01/30/26(b)		147	161,560
Vizient, Inc., 10.38%, 03/01/24(b)		279	306,203
VMware, Inc., 2.95%, 08/21/22		15,000	14,489,624
Wabash National Corp., 5.50%, 10/01/25(b)		192	181,920
Wand Merger Corp.(b):
8.13%, 07/15/23		171	177,857
9.13%, 07/15/26		114	119,712
Warner Media LLC, 3.40%, 06/15/22		2,000	1,979,567
Waste Pro USA, Inc., 5.50%, 02/15/26(b)		163	155,665
Weatherford International Ltd.:
7.75%, 06/15/21		951	980,719
8.25%, 06/15/23		216	214,380
Weekley Homes LLC, 6.63%, 08/15/25(b)		50	47,500
Western Digital Corp.:
1.50%, 02/01/24(b)(i)		8,620	8,436,023
4.75%, 02/15/26		585	575,128
WEX, Inc., 4.75%, 02/01/23(b)		266	267,330
Whirlpool Corp., 0.63%, 03/12/20	EUR	2,500	2,947,148

Security		Par (000)	Value
United States (continued)
Whiting Petroleum Corp., 6.63%, 01/15/26	USD	229	$237,158
WildHorse Resource Development Corp.:
6.88%, 02/01/25		30	30,300
6.88%, 02/01/25(b)		81	81,810
William Lyon Homes, Inc., 6.00%, 09/01/23(b)		36	35,280
Williams Cos., Inc. (The):
8.75%, 03/15/32		12,776	16,768,500
5.75%, 06/24/44		195	207,675
Williams Partners LP, 3.60%, 03/15/22		2,000	1,992,855
Williams Scotsman International, Inc., 7.88%, 12/15/22(b)		95	99,038
WMG Acquisition Corp.:
4.13%, 11/01/24	EUR	500	604,729
5.50%, 04/15/26(b)	USD	69	68,310
WPX Energy, Inc.:
6.00%, 01/15/22		2	2,075
8.25%, 08/01/23		254	287,350
5.25%, 09/15/24		112	111,300
5.75%, 06/01/26		110	110,275
WR Grace & Co.-Conn, 5.13%, 10/01/21(b)		712	724,460
Wrangler Buyer Corp., 6.00%, 10/01/25(b)		241	226,540
Wyndham Destinations, Inc.:
3.90%, 03/01/23		124	115,630
4.15%, 04/01/24		10	9,838
Xerox Corp., 3.63%, 03/15/23(j)		37,624	35,909,130
XPO Logistics, Inc., 6.50%, 06/15/22(b)		624	641,160
Zayo Group LLC:
6.38%, 05/15/25		322	333,270
5.75%, 01/15/27(b)		1,161	1,149,390

			1,549,423,816
Vietnam — 0.0%
Vinpearl JSC, 3.50%, 06/14/23(i)		600	603,750

Zambia — 1.6%
First Quantum Minerals Ltd.(b):
7.00%, 02/15/21		15,060	15,210,600
7.25%, 05/15/22		12,550	12,612,750
7.25%, 04/01/23		13,950	14,002,313
6.50%, 03/01/24		10,175	9,907,906
7.50%, 04/01/25		9,800	9,861,250

			61,594,819

Total Corporate Bonds — 72.1% (Cost: $2,878,300,418)			2,811,909,963

Floating Rate Loan Interests — 24.3%(g)

Australia — 0.0%
Aristocrat Leisure Ltd., Term Loan B, (LIBOR USD 3 Month + 1.75%), 4.10%, 10/19/24		418	417,609
Reece Ltd., Term Loan B, 06/01/25(c)(q)		340	340,000

			757,609
Bermuda — 0.0%
Digicel International Finance Ltd., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.33%, 05/27/24		512	490,573

Canada — 0.9%
1011778 BC ULC, Term Loan, (LIBOR USD 1 Month + 2.25%), 4.33%, 02/16/24		17,119	17,100,732
Bausch Health Co., Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.09%, 06/02/25		12,127	12,137,520
Brookfield WEC Holdings, Inc., 2nd Lien Term Loan, 07/24/26(q)		57	57,875

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Canada (continued)
Ceva Logistics Canada ULC, Term Loan, (LIBOR USD 1 Month + 5.50%), 7.58%, 03/19/21	USD	28	$28,285
Dentalcorp Perfect Smile ULC, Delayed Term Loan, (LIBOR USD 1 Month + 3.75%), 0.00% - 5.82%, 05/31/25		4	3,958
Dentalcorp Perfect Smile ULC, Term Loan, (LIBOR USD 1 Month + 3.75%), 5.83%, 05/31/25		278	278,771
Four Seasons Holdings, Inc., Term Loan F, (LIBOR USD 1 Month + 2.00%), 4.08%, 11/30/23		425	424,552
Gateway Casinos & Entertainment Ltd., Term Loan B, (LIBOR USD 3 Month + 3.00%), 5.47%, 12/01/23		45	45,126
Hudsons Bay Co., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 5.42%, 09/30/22		746	703,218
Mastronardi Produce Ltd., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.33%, 05/01/25		185	185,694
MEG Energy Corp., Term Loan B, (LIBOR USD 1 Month + 3.50%), 5.58%, 12/31/23		238	238,020
Telesat Canada, Term Loan B4, (LIBOR USD 3 Month + 2.50%), 4.84%, 11/17/23		486	486,275
Titan Acquisition Ltd., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.08%, 03/28/25		810	796,430
Trader Corp., Term Loan, 09/28/23(q)		941	942,094
Xplornet Communications, Inc., Term Loan, (LIBOR USD 3 Month + 4.00%), 6.33%, 09/09/21(c)		411	412,476

			33,841,026
Denmark — 0.8%
Evergood 4 APS, Term Loan, (EURIBOR 3 Month + 3.25%), 3.25%, 02/06/25	EUR	4,410	5,100,094
TDC A/S, Term Loan, 06/25/25(q)		22,500	26,239,863
TDC A/S, Term Loan B, 06/04/25(q)	USD	520	522,600

			31,862,557
France — 1.4%
Altice France SA, Term Loan, 01/13/26(q)		12,886	12,594,003
Altran Technologies SA, 1st Lien Term Loan B, (EURIBOR 3 Month + 2.75%), 2.75%, 01/31/25	EUR	2,202	2,549,642
Altran Technologies SA, Term Loan, (LIBOR USD 3 Month + 2.25%), 4.57%, 03/20/25	USD	209	207,380
Azelis Finance SA, Term Loan, (EURIBOR 3 Month + 3.50%), 3.50%, 12/16/22	EUR	1,385	1,616,438
Financiere CEP SAS, Term Loan, (EURIBOR 3 Month + 4.25%), 4.25%, 01/16/25		3,000	3,430,592
Financière Dry Mix Solutions SAS, 1st Lien Term Loan B, 03/15/24(q)		1,000	1,165,842
Financiere Mendel SAS, Term Loan, 06/30/21(q)		4,500	5,221,505
Flamingo LUX II, 1st Lien Term Loan B, (EURIBOR 3 Month + 3.25%), 3.25%, 09/07/23		2,000	2,315,313
HomeVi SAS, Term Loan, 10/31/24(q)		4,500	5,230,134
Numericable U.S. LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 5.07%, 01/31/26	USD	432	417,382
Oberthur Technologies SA, Term Loan, (EURIBOR 3 Month + 3.75%), 3.75%, 01/10/24	EUR	2,000	2,318,237
THOM Europe SAS, Term Loan, (EURIBOR 3 Month + 4.50%), 4.50%, 08/07/24		2,500	2,890,896
Vedici SAS, Senior Secured Term Loan, (EURIBOR 1 Month + 3.75%), 3.75%, 10/31/22		4,500	5,265,390
Verallia Packaging SAS, Term Loan B4, 10/31/22(q)		6,709	7,742,346
Verallia SA, Term Loan, 08/29/25(q)		2,500	2,904,373

			55,869,473

Security		Par (000)	Value
Germany — 1.9%
CTC AcquiCo GmbH, Term Loan B, (EURIBOR 3 Month + 3.00%), 3.00%, 03/07/25	EUR	3,800	$4,386,786
HENSOLDT Holding GmbH, Term Loan B3, 02/28/24(q)		5,000	5,791,206
LSF10 XL Bidco SCA, Term Loan, (EURIBOR 3 Month + 3.50%), 3.50%, 04/11/24(c)		1,000	1,160,580
Nidda Healthcare Holding AG, 1st Lien Term Loan B, 09/20/23(q)		1,181	1,373,367
Nidda Healthcare Holding GmbH, Term Loan, (EURIBOR 6 Month + 3.50%), 3.50%, 08/21/24		1,007	1,171,666
Nidda Healthcare Holding GmbH, Term Loan B2, (EURIBOR 6 Month + 3.50%), 3.50%, 08/21/24		655	762,444
OXEA Holding GmbH, Term Loan, (LIBOR USD 1 Month + 3.50%), 5.63%, 10/14/24	USD	1,179	1,180,182
Pfleiderer Group SA, Term Loan, 08/01/24(q)	EUR	20,000	23,316,839
Rain Carbon GmbH, Term Loan, (EURIBOR 3 Month + 3.00%), 3.00%, 12/11/24		5,000	5,801,087
Springer Science+Business Media GmbH, Term Loan B12, (EURIBOR 3 Month + 3.25%), 3.75%, 08/15/22		4,478	5,218,629
Tackle Group SARL, Term Loan, 08/08/22(q)		5,000	5,798,865
Tele Columbus AG, Term Loan, 10/15/24(q)		4,000	4,550,315
TigerLuxOne SARL, Term Loan, (EURIBOR 3 Month + 4.50%), 5.50%, 02/22/24		2,469	2,895,868
Unitymedia Finance LLC, Term Loan, (LIBOR USD 1 Month + 2.00%), 4.07%, 06/01/23	USD	4,749	4,733,521
Unitymedia Hessen GmbH & Co. KG, Term Loan, 01/15/27(q)	EUR	3,689	4,302,393

			72,443,748
Ireland — 0.2%
Eircom Finco SARL, Term Loan, (EURIBOR 1 Month + 3.25%), 3.25%, 04/19/24		3,840	4,446,395
ION Trading Technologies SARL, Term Loan, 11/21/24(q)		2,985	3,440,037

			7,886,432
Luxembourg — 0.9%
Accudyne Industries LLC, Term Loan, (LIBOR USD 1 Month + 3.25%), 5.33%, 08/18/24	USD	953	955,325
Allnex & Cy SCA, Term Loan B1, (EURIBOR 3 Month + 3.25%), 3.25%, 09/13/23	EUR	1,980	2,296,291
Altice Financing SA, Term Loan, (LIBOR USD 1 Month + 2.75%), 4.82%, 01/31/26	USD	318	308,072
Endo Pharmaceuticals, Inc., Term Loan B, (LIBOR USD 1 Month + 4.25%), 6.38%, 04/29/24		643	643,607
Gol Luxco SA, Term Loan, (LIBOR USD 6 Month + 6.50%), 6.50%, 08/31/20(c)		19,925	20,398,219
Intelsat Jackson Holdings SA, Term Loan, (LIBOR USD 1 Month + 4.50%), 6.58%, 01/02/24		557	583,189
Invictus Co., Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.08%, 03/28/25		503	503,785
Invictus Co., Term Loan B26, (LIBOR USD 1 Month + 6.75%), 8.83%, 03/30/26		130	129,675
IVG Holdco Loan Ltd., Term Loan, (EURIBOR 1 Month + 2.00%), 2.00%, 10/31/18(c)	EUR	73	3,997
JBS USA LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 2.50%), 4.83% - 4.83%, 10/30/22	USD	1,580	1,577,695
LSF10 XL Bidco SCA, Term Loan B, (EURIBOR 3 Month + 3.50%), 3.50%, 04/11/24	EUR	2,666	3,093,775
Mallinckrodt International Finance SA, 1st Lien Term Loan B, (LIBOR USD 3 Month + 2.75%), 5.20%, 09/24/24	USD	440	433,118

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Luxembourg (continued)
SS&C Technologies Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 2.50%), 4.58%, 04/16/25	USD	2,483	$2,489,658

			33,416,406
Netherlands — 0.9%
Action Holding BV, Term Loan B, (EURIBOR 3 Month + 3.50%), 3.50%, 03/07/25	EUR	4,000	4,565,236
Alpha 3 BV, Term Loan, (LIBOR USD 3 Month + 3.00%), 5.33%, 01/31/24	USD	1,209	1,209,451
AMG Advanced Metallurgical Group, Term Loan, (LIBOR USD 1 Month + 3.00%), 5.08%, 01/30/25		314	314,288
Axalta Dupont PC, Term Loan, (LIBOR USD 3 Month + 1.75%), 4.08%, 06/01/24		1,097	1,096,615
Bach Finance Ltd., Term Loan, 08/30/24(q)	EUR	6,000	6,961,304
Ceva Intercompany BV, Term Loan, (LIBOR USD 1 Month + 5.50%), 7.58%, 03/19/21	USD	56	55,344
Kloeckner & Co. SE, Term Loan, (EURIBOR 3 Month + 4.75%), 4.75%, 06/30/22	EUR	4,500	4,865,209
MacDermid Agricultural Solutions Holdings BV, Term Loan C5, (EURIBOR 1 Month + 2.75%), 3.50%, 06/07/23		1,845	2,152,649
Playa Resorts Holding BV, 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.83%, 04/29/24	USD	418	413,599
Sapphire Bidco BV, Term Loan, (EURIBOR 3 Month + 3.25%), 3.25%, 05/05/25	EUR	3,500	4,044,144
Stars Group Holdings BV, Term Loan, (LIBOR USD 3 Month + 3.50%), 5.83%, 07/10/25	USD	1,994	2,010,889
TMF Group Holding BV, 2nd Lien Term Loan, (EURIBOR 3 Month + 6.88%), 6.88%, 05/04/26	EUR	1,500	1,748,553
Vistra Group Ltd., 1st Lien Term Loan, (EURIBOR 1 Month + 3.25%), 3.25%, 10/26/22		2,179	2,534,771
Zigg Secured Finance BV, Term Loan F, (EURIBOR 6 Month + 3.00%), 3.00%, 04/15/25		4,500	5,207,086

			37,179,138
Norway — 0.1%
Silk Bidco AS, 1st Lien Term Loan B, (EURIBOR 6 Month + 4.00%), 4.00%, 02/24/25		4,000	4,632,965

Spain — 0.2%
Dorna Sports SL, 1st Lien Term Loan, 05/03/24(q)		4,500	5,188,985
Euskaltel SA, Term Loan B4, (EURIBOR 3 Month + 2.75%), 2.75%, 11/27/24		2,000	2,315,640

			7,504,625
Sweden — 0.4%
Diaverum Holding SARL, 1st Lien Term Loan B, 07/04/24(q)		4,500	5,137,785
Unilabs Diagnostics AB, Term Loan B, (EURIBOR 6 Month + 2.75%), 2.75%, 04/19/24		1,700	1,926,270
Verisure Holding AB, Term Loan B1E, 10/21/22(q)		7,000	8,078,057

			15,142,112
Switzerland — 0.2%
Swissport Financing SARL, Term Loan, (EURIBOR 1 Month + 4.38%), 4.38%, 02/09/22		4,916	5,731,664
Swissport International AG, Term Loan, (EURIBOR 1 Month + 4.75%), 4.75%, 02/08/22		1,788	2,084,242

			7,815,906
United Kingdom — 1.7%
CD&R Firefly Bidco Ltd., Term Loan, (LIBOR GBP 1 Month + 4.50%), 5.18%, 06/23/25	GBP	4,500	5,820,831

Security		Par (000)	Value
United Kingdom (continued)
Ceva Group plc, Term Loan, (LIBOR USD 3 Month -0.10%), 2.23%, 03/19/21(c)	USD	307	$306,284
EG Group Ltd., Term Loan B1, 02/07/25(q)	EUR	3,972	4,620,256
EURO Garage Ltd., Term Loan B1, (LIBOR USD 3 Month + 4.00%), 6.27%, 02/07/25	USD	1,797	1,789,640
Froneri International plc, Term Loan B, 01/31/25(q)	EUR	5,500	6,389,621
GVC Holdings plc, Term Loan, (EURIBOR 3 Month + 2.75%), 2.75%, 03/02/23		7,000	8,113,827
INEOS Finance plc, Term Loan, (EURIBOR 3 Month + 2.00%), 2.50%, 04/01/24		4,384	5,086,665
Inovyn Finance plc, Term Loan B, (EURIBOR 3 Month + 2.25%), 3.00%, 05/10/24		4,473	5,204,634
Iris Bidco Ltd., Term Loan B, 07/11/25(c)(q)	GBP	3,100	4,079,077
Jackpotjoy plc, Term Loan, (LIBOR GBP 3 Month + 5.25%), 5.80%, 12/05/24		2,000	2,625,100
Nomad Foods Ltd., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.32%, 05/15/24	USD	331	329,056
Nomad Foods Ltd., Term Loan B7, (LIBOR USD 1 Month + 2.25%), 4.32%, 05/15/24		216	214,650
Pam Group Ltd. LLC, Term Loan, 06/20/22(q)	GBP	3,500	4,572,885
Theramex SpA, Term Loan, (EURIBOR 3 Month + 4.00%), 4.00%, 01/31/25	EUR	2,500	2,906,946
Virgin Media, Inc., 1st Lien Term Loan L, (LIBOR GBP 1 Month + 3.25%), 3.82%, 01/15/27	GBP	6,500	8,408,549
Zephyr Bidco Ltd., Term Loan B, 06/06/25(q)		2,000	2,618,117
ZPG plc, Term Loan B, 06/08/25(q)	EUR	3,000	3,492,720

			66,578,858
United States — 14.7%
Abacus Innovations Corp., Term Loan, (LIBOR USD 1 Month + 1.75%), 3.88%, 08/16/23	USD	110	110,433
ABC Supply Co., Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.08%, 10/31/23		996	991,208
Acadia Healthcare Co., Inc., Term Loan B2, (LIBOR USD 1 Month + 2.50%), 4.58%, 02/16/23		592	593,763
Access CIG LLC, 2nd Lien Term Loan:
(LIBOR USD 1 Month + 7.75%), 9.83%, 02/27/26		74	73,698
Access CIG LLC, Term Loan:
(LIBOR USD 1 Month + 3.75%), 0.00% - 5.83%, 02/27/25		23	22,983
(LIBOR USD 1 Month + 3.75%), 5.83%, 02/27/25		163	162,855
Advanced Disposal Services, Inc., Term Loan, (LIBOR USD 3 Month + 2.25%), 4.19%, 11/10/23		586	586,388
AES Corp. (The), Term Loan, (LIBOR USD 3 Month + 1.75%), 4.07%, 05/31/22		630	628,994
AHP Health Partners, Inc., Term Loan, (LIBOR USD 1 Month + 4.50%), 6.60%, 06/30/25		248	249,550
Akorn, Inc., Term Loan, (LIBOR USD 1 Month + 4.75%), 6.88%, 04/16/21		641	628,555
A-L Parent LLC, Term Loan:
(LIBOR USD 1 Month + 3.25%), 5.33% 12/01/23		365	365,986
12/01/23(c)(q)		308	308,866
Albany Molecular Research, Inc., Term Loan:
(LIBOR USD 1 Month + 3.25%), 5.33%, 08/30/24		173	173,148
(LIBOR USD 1 Month + 7.00%), 9.08%, 08/30/25		125	124,896
Albertson’s Co. LLC, Term Loan B, 05/03/23(q)		6,962	6,944,388
Albertson’s LLC, Term Loan B4, (LIBOR USD 1 Month + 2.75%), 4.83%, 08/25/21		247	246,105

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
United States (continued)
AlixPartners LLP, Term Loan, (LIBOR USD 1 Month + 2.75%), 4.83%, 04/04/24	USD	1,378	$1,380,073
Alliant Holdings Intermediate LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 5.08%, 05/09/25		790	789,305
Allied Universal Holdco LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 5.83%, 07/28/22		500	492,442
Alphabet Holding Co., Inc., Term Loan:
(LIBOR USD 1 Month + 3.50%), 5.58%, 09/26/24		1,194	1,119,142
(LIBOR USD 1 Month + 7.75%), 9.83%, 09/26/25		539	453,208
Altice U.S. Finance I Corp., Term Loan B, 07/28/25(q)		1,095	1,089,177
Amneal Pharmaceuticals LLC, Term Loan B18, (LIBOR USD 1 Month + 3.50%), 5.63%, 03/21/25		1,100	1,107,312
AmWINS Group, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 4.83% - 4.84%, 01/25/24		995	994,432
Applied Systems, Inc., Term Loan:
(LIBOR USD 3 Month + 3.00%), 5.33%, 09/19/24		748	750,074
(LIBOR USD 3 Month + 7.00%), 9.33%, 09/19/25		1,269	1,305,963
Aptean, Inc., Term Loan, (LIBOR USD 3 Month + 4.25%), 6.59%, 12/20/22		373	372,899
ARAMARK Services, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 1.75%), 4.08%, 03/11/25		587	587,635
Ascend Learning LLC, Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.08%, 07/12/24		367	366,766
Ascend Performance Materials Operations LLC, 1st Lien Term Loan B, (LIBOR USD 3 Month + 5.25%), 7.58%, 08/12/22		359	359,990
AssuredPartners, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.33%, 10/22/24		575	575,523
Asurion LLC, 1st Lien Term Loan B6, (LIBOR USD 1 Month + 3.00%), 5.08%, 11/03/23		337	336,612
Asurion LLC, 2nd Lien Term Loan B2, (LIBOR USD 1 Month + 6.50%), 8.58%, 08/04/25		704	713,828
Asurion LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 5.08%, 11/03/24		157	156,747
Asurion LLC, Term Loan B4, (LIBOR USD 1 Month + 3.00%), 5.08%, 08/04/22		1,460	1,458,875
Avantor, Inc., Term Loan, (LIBOR USD 1 Month + 4.00%), 6.08%, 11/21/24		1,113	1,121,472
Avaya, Inc., Term Loan B, (LIBOR USD 1 Month + 4.25%), 6.32%, 12/15/24		565	566,939
Avolon Borrower 1 LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 2.00%), 4.09%, 01/15/25		193	191,219
Ball Metalpack LLC, Term Loan, 07/31/25(q)		230	231,007
Barracuda Networks, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.32%, 02/12/25		295	295,000
BCP Raptor LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 4.25%), 6.42%, 06/24/24		874	835,142
Beacon Roofing Supply, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.35%, 01/02/25		1,118	1,116,166
Belron Finance US LLC, Term Loan B, (LIBOR USD 3 Month + 2.50%), 4.86%, 11/07/24(c)		758	760,277
Berlin Packaging LLC, Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.08% - 5.34%, 11/07/25		190	189,960
Berry Global, Inc., Term Loan Q, (LIBOR USD 1 Month + 2.00%), 4.08% - 4.09%, 10/01/22		1,380	1,381,948

Security		Par (000)	Value
United States (continued)
BJ’s Wholesale Club, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 5.60%, 02/03/24	USD	682	$682,865
Blackhawk Networks Holdings, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.00%), 5.07%, 05/23/25		530	530,988
BMC Software Finance, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.33%, 09/10/22		372	371,716
BMC Software Finance, Inc., Term Loan B, 09/01/25(q)		10,400	10,390,536
Boyd Gaming Corp., Term Loan B, (LIBOR USD 3 Month + 2.50%), 4.45%, 09/15/23		1,053	1,058,739
Brand Energy & Infrastructure Services, Inc., Term Loan, (LIBOR USD 3 Month + 4.25%), 6.58% -6.60%, 06/21/24		2,111	2,120,042
Brazos Delaware II LLC, Term Loan B, (LIBOR USD 1 Month + 4.00%), 6.09%, 05/21/25		358	351,885
Bright Horizons Family Solutions LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 1.75%), 3.83%, 11/07/23		1,864	1,862,428
BWAY Holding Co., Term Loan, (LIBOR USD 3 Month + 3.25%), 5.58%, 04/03/24		595	593,631
Cablevision CSC Holdings LLC, Term Loan, 07/17/25(q)		2,293	2,278,433
Caesars Resort Collection LLC, Term Loan, (LIBOR USD 1 Month + 2.75%), 4.83%, 12/23/24		1,591	1,597,088
California Resources Corp., Term Loan:
(LIBOR USD 1 Month + 10.38%), 12.44%, 12/31/21		1,000	1,102,500
(LIBOR USD 1 Month + 4.75%), 6.83%, 12/31/22		515	523,341
Calpine Construction Finance Co. LP, Term Loan, (LIBOR USD 1 Month + 2.50%), 4.58%, 01/15/25		229	229,070
Calpine Corp., 1st Lien Term Loan B5, (LIBOR USD 3 Month + 2.50%), 4.84%, 01/15/24		727	727,748
Camelot Finance LP, Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.33%, 10/03/23		1,577	1,578,586
Capital Vision Services LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 5.08%, 02/06/25(c)		319	316,407
Capri Acquisitions Bidco Ltd., Term Loan, (LIBOR USD 3 Month + 3.25%), 5.59%, 11/01/24		756	752,419
Carlisle Foodservice Products, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.00%), 5.08%, 03/16/25		165	163,701
Cast & Crew Payroll LLC, Term Loan, (LIBOR USD 1 Month + 2.75%), 4.83%, 09/27/24		732	727,647
Catalent Pharma Solutions, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.33%, 05/20/24		1,103	1,103,633
CCC Information Services, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 6.75%), 8.83%, 04/28/25		248	249,446
CCC Information Services, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.08%, 04/29/24		372	371,425
CEC Entertainment, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.33%, 02/12/21		357	335,543
CenturyLink, Inc., Term Loan:
(LIBOR USD 1 Month + 2.75%), 4.83%, 11/01/22		780	778,050
(LIBOR USD 1 Month + 2.75%), 4.83%, 01/31/25		15,023	14,783,069
Ceva Logistics U.S. Holdings, Inc., Term Loan B, (LIBOR USD 1 Month + 5.50%), 7.58%, 03/19/21		227	226,279

SCHEDULE OF INVESTMENTS	29

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)		Value
United States (continued)
Change Healthcare Holdings LLC, Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.83%, 03/01/24	USD	754		$752,200
Charter Communications Operating LLC, Term Loan, (LIBOR USD 1 Month + 1.50%), 3.58%, 03/31/23		15,642		15,622,233
Charter Communications Operating LLC, Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.08%, 04/30/25		14,915		14,918,492
Charter Nex U.S., Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.00%), 5.08%, 05/16/24		496		494,692
Chemours Co. (The), 1st Lien Term Loan, (LIBOR USD 1 Month + 1.75%), 3.83%, 04/03/25		374		372,660
Chemours Co. (The), Term Loan B2, (EURIBOR 3 Month + 2.00%), 2.50%, 04/03/25	EUR	2,728		3,187,707
Chesapeake Energy Corp., Term Loan, (LIBOR USD 1 Month + 7.50%), 9.58%, 08/23/21	USD	1,145		1,195,953
CHG Healthcare Services, Inc., Term Loan B, (LIBOR USD 3 Month + 3.00%), 5.08% - 5.34%, 06/07/23		1,394		1,396,080
CHG PPC Parent LLC, Term Loan, (LIBOR USD 1 Month + 2.75%), 4.83%, 03/31/25(c)		225		224,719
Chobani LLC, Term Loan, (LIBOR USD 1 Month + 3.50%), 5.58%, 10/10/23		808		807,137
CityCenter Holdings LLC, Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.33%, 04/18/24		1,260		1,260,707
Community Health Systems, Inc., (LIBOR USD + 3.00%), 5.31%, 12/31/19		—	(r)	1
Compass Power Generation LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 5.83%, 12/20/24		372		373,928
Concentra, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 4.85%, 06/01/22		579		579,243
CONSOL Energy, Inc., Term Loan:
(LIBOR USD 3 Month + 4.50%), 6.58% -6.81%, 11/26/21(c)		92		92,072
11/28/22(q)		605		618,591
Continental Building Products, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.25%), 4.33%, 08/18/23		122		122,482
Cotiviti Corp., Term Loan B, (LIBOR USD 3 Month + 2.25%), 4.33% - 4.59%, 09/28/23		705		704,513
CPG International, Inc., Term Loan, (LIBOR USD 6 Month + 3.75%), 6.25%, 05/05/24		596		596,604
Creative Artists Agency LLC, Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.07%, 02/15/24		926		927,892
Crown Holdings, Inc., Term Loan B, (EURIBOR 1 Month + 2.38%), 2.38%, 04/03/25	EUR	5,250		6,137,369
CryoLife, Inc., Term Loan, (LIBOR USD 3 Month + 4.00%), 6.33%, 12/02/24	USD	627		630,768
Culligan NewCo Ltd., 1st Lien Term Loan B, 12/13/23(q)		250		248,754
Culligan NewCo Ltd., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.33%, 12/13/23		173		172,907
Cypress Semiconductor Corp., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.32%, 07/05/21		7,472		7,502,328
DAE Aviation Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 3.75%), 5.83%, 07/07/22		149		147,596
DaVita Healthcare, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.83%, 06/24/21		446		448,445
Dayton Power and Light Co. (The), Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.08%, 08/24/22		229		228,285

Security		Par (000)	Value
United States (continued)
Dealer Tire LLC, Term Loan B, (LIBOR USD 3 Month + 3.25%), 5.63% - 5.75%, 12/22/21(c)	USD	336	$325,446
Deck Chassis Acquisition, Inc., Term Loan, (LIBOR USD 1 Month + 6.00%), 8.08%, 06/15/23(c)		210	211,050
Deerfield Holdings Corp., Term Loan, (LIBOR USD 3 Month + 3.25%), 5.58%, 02/13/25		264	264,174
Dell International LLC, Term Loan, (LIBOR USD 1 Month + 2.00%), 4.08%, 09/07/23		1,511	1,510,706
Diamond BV, Term Loan, 09/06/24(q)	EUR	2,937	3,358,246
Diplomat Pharmacy, Inc., Term Loan, (LIBOR USD 1 Month + 4.50%), 6.58%, 12/20/24	USD	301	301,012
DJO Finance LLC, 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 5.33% - 5.59%, 06/08/20		1,977	1,972,467
Doosan Infracore International, Inc., Term Loan B, (LIBOR USD 3 Month + 2.00%), 4.33%, 05/18/24		486	485,225
DTI Holdco, Inc., Term Loan, (LIBOR USD 1 Month + 4.75%), 6.83%, 09/29/23		516	513,495
Eaglepicher Technologies LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.33%, 02/23/25		355	354,705
Edelman Financial Center LLC (The), Term Loan B, (LIBOR USD 6 Month + 3.25%), 5.59%, 07/21/25		241	242,306
EIF Channelview Cogeneration LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 4.25%), 6.33%, 05/03/25		145	145,870
EmployBridge LLC, Term Loan B, (LIBOR USD 3 Month + 5.00%), 7.50%, 04/18/25		255	257,443
Energizer Holdings, Inc., 1st Lien Term Loan B, 06/20/25(q)		219	219,548
EnergySolutions, LLC, Term Loan, (LIBOR USD 3 Month + 3.75%), 6.08%, 05/30/25(c)		183	184,373
Engility Corp., Term Loan B1, (LIBOR USD 1 Month + 2.25%), 4.33%, 08/12/20		177	176,553
Envision Healthcare Corp., Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.08%, 12/01/23		5,941	5,934,331
EOC Group, Inc., 1st Lien Term Loan:
(LIBOR USD 1 Month + 3.25%), 0.00% -5.34%, 03/15/25		4	3,776
(LIBOR USD 1 Month + 3.25%), 5.34%, 03/15/25		432	427,898
Equian Buyer Corp., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.33%, 05/20/24		522	522,362
ESH Hospitality, Inc. Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.08%, 08/30/23		1,301	1,298,393
Eton Park International LLP, Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.34%, 03/15/25(c)		295	295,369
EURO Garages Ltd., Term Loan B, (LIBOR USD 3 Month + 4.00%), 6.33%, 02/07/25		4,511	4,491,330
Evergreen AcqCo 1 LP, Term Loan C, (LIBOR USD 3 Month + 3.75%), 5.93% - 6.10%, 07/09/19		65	63,676
EWT Holdings III Corp., 1st Lien Term Loan, 12/20/24(q)		363	363,399
Exgen Renewables IV LLC, Term Loan, (LIBOR USD 3 Month + 3.00%), 5.31%, 11/28/24(c)		221	222,036
Filtration Group Corp., Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.08%, 03/29/25		1,541	1,546,593
First Data Corp., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.00%), 4.07%, 04/26/24		4,138	4,136,153

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
United States (continued)
First Data Corp., Term Loan:
(LIBOR USD 1 Month + 1.75%), 3.82%, 06/02/20	USD	12,691	$12,681,482
(LIBOR USD 1 Month + 2.00%), 4.07%, 07/08/22		991	991,179
Flex Acquisition Co., Term Loan, (LIBOR USD 3 Month + 3.25%), 5.75%, 06/30/25		573	572,284
Flexera Software LLC, Term Loan, (LIBOR USD 1 Month + 3.25%), 5.33%, 02/26/25		185	184,307
Fortress Investment Group LLC, Term Loan B, 12/27/22(q)		272	271,992
Foundation Building Materials, Inc.,1st Lien Term Loan B, 05/09/25(q)		405	404,243
Frontier Communications Corp., Term Loan, (LIBOR USD 1 Month + 2.75%), 4.83%, 03/31/21		826	811,716
Gardner Denver, Inc., Term Loan, (EURIBOR 3 Month + 3.00%), 3.00%, 07/30/24	EUR	1,980	2,300,455
Gardner Denver, Inc., Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.83%, 07/30/24	USD	810	810,991
Gates Global LLC, Term Loan, (EURIBOR 3 Month + 3.00%), 3.00%, 04/01/24	EUR	3,975	4,617,924
Gates Global LLC, Term Loan B, (LIBOR USD 3 Month + 2.75%), 5.08%, 04/01/24	USD	2,115	2,118,902
Gavilan Resources LLC, 2nd Lien Term Loan, (LIBOR USD 1 Month + 6.00%), 8.08%, 03/01/24		739	726,154
Gentiva Health Services, Inc., Term Loan, 07/02/26(c)(q)		8,809	8,962,785
Gentiva Health Services, Inc., Term Loan U, (LIBOR USD 3 Month + 3.75%), 6.13%, 07/02/25(c)		28,045	28,255,035
Genuine Financial Holdings LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 5.82%, 07/12/25(c)		438	436,905
GEO Group Refinancing, Term Loan, (LIBOR USD 1 Month + 2.00%), 4.08%, 03/22/24		615	612,302
GIP III Stetson I LP, Term Loan, 07/23/25(q)		288	289,080
Go Daddy Operating Co. LLC, Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.33%, 02/15/24		1,246	1,247,881
GrafTech Finance, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.50%), 5.58%, 02/12/25		555	554,306
Granite Acquisition, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.50%), 5.84%, 12/17/21		864	869,527
Granite Acquisition, Inc., 1st Lien Term Loan C, (LIBOR USD 3 Month + 3.50%), 5.83%, 12/17/21		141	141,433
Gray Television, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.34%, 02/07/24		467	466,822
Greeneden U.S. Holdings I LLC, Term Loan B, (LIBOR USD 1 Month + 3.50%), 5.58%, 12/01/23		689	692,569
Greenhill & Co., Inc., Term Loan, (LIBOR USD 3 Month + 3.75%), 5.82% - 6.08%, 10/12/22		412	415,003
Grifols Worldwide Operations Ltd., Term Loan, (LIBOR USD 3 Month + 2.25%), 4.20%, 01/31/25		984	987,124
Gruden Acquisition, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 5.50%), 7.83%, 08/18/22		251	251,976
GTT Communications, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 4.83%, 05/31/25		302	298,694
GVC Holdings plc, Term Loan B2, (LIBOR USD 1 Month + 2.50%), 4.58%, 03/15/24		314	314,213

Security		Par (000)	Value
United States (continued)
GYP Holdings III Corp., Term Loan B, 06/01/25(c)(q)	USD	631	$625,014
Harbor Freight Tools USA, Inc., Term Loan, (LIBOR USD 1 Month + 2.50%), 4.58%, 08/18/23		1,503	1,497,372
Hargray Communications Group, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.08%, 05/16/24		533	534,339
Harland Clarke Holdings Corp., Term Loan B, (LIBOR USD 3 Month + 4.75%), 7.08%, 11/03/23		326	312,382
Hayward Industries, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 5.58%, 08/05/24		456	456,924
HCA, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.08%, 03/13/25		888	892,587
HD Supply Waterworks Ltd., Term Loan, (LIBOR USD 3 Month + 3.00%), 5.21% - 5.30%, 08/01/24		873	876,308
HD Supply, Inc., Term Loan B3, (LIBOR USD 1 Month + 2.25%), 4.33%, 08/13/21		1,445	1,452,045
H-Food Holdings LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 5.06%, 05/23/25		262	259,507
Hilton Worldwide Finance LLC, 1st Lien Term Loan B2, (LIBOR USD 1 Month + 1.75%), 3.81%, 10/25/23		82	81,818
Hostess Brands LLC, Term Loan, (LIBOR USD 1 Month + 2.25%), 4.33%, 08/03/22		618	617,827
Hub International Ltd., Term Loan, (LIBOR USD 3 Month + 3.00%), 5.16% - 5.34%, 04/25/25		502	501,498
Hyland Software, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 7.00%), 9.08%, 07/07/25		155	156,679
Hyland Software, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.33%, 07/01/22		559	560,734
IG Investments Holdings LLC, Term Loan, (LIBOR USD 3 Month + 3.50%), 5.58% - 5.83%, 05/23/25		1,075	1,077,819
iHeartCommunications, Inc., Tranche D Term Loan, (LIBOR USD 3 Month + 6.75%), 8.83%, 01/30/19(e)(m)		1,377	1,067,880
Immucor, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 5.00%), 7.17%, 06/15/21		1,118	1,129,429
Infor U.S., Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 4.83%, 02/01/22		1,724	1,725,440
Informatica LLC, Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.33%, 08/05/22		20,705	20,789,617
IPS Acquisition LLC, Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.33%, 11/07/24		359	360,149
iQor U.S., Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 5.00%), 7.34%, 04/01/21		346	343,477
IQVIA, Inc., Term Loan, (EURIBOR 3 Month + 2.00%), 2.75%, 03/07/24	EUR	5,465	6,367,808
IQVIA, Inc., Term Loan B:
(LIBOR USD 3 Month + 2.00%), 4.33%, 03/07/24	USD	451	451,265
06/11/25(q)	EUR	1,000	1,162,918
IRB Holding Corp., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.35%, 02/05/25	USD	488	490,474
Jaguar Holding Co. II, Term Loan, (LIBOR USD 1 Month + 2.50%), 4.58%, 08/18/22		1,585	1,585,263
Jeld-Wen, Inc., Term Loan, (LIBOR USD 3 Month + 2.00%), 4.33%, 12/14/24		488	487,428
KAR Auction Services, Inc., Term Loan B5, (LIBOR USD 1 Month + 2.50%), 4.63%, 03/09/23		738	739,291
KFC Holding Co., Term Loan B, (LIBOR USD 1 Month + 1.75%), 3.83%, 04/03/25		842	840,027
Kingpin Intermediate Holdings LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.50%), 5.58%, 07/03/24		535	536,136

SCHEDULE OF INVESTMENTS	31

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
United States (continued)
Kronos, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.00%), 5.16% - 5.34%, 11/01/23	USD	2,158	$2,162,940
Lakeland Tours LLC, Term Loan B, 12/16/24(q)		354	356,241
Las Vegas Sands LLC, Term Loan, (LIBOR USD 1 Month + 1.75%), 3.83%, 03/27/25		1,250	1,246,432
Learning Care Group, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.33% - 5.34%, 03/13/25		185	184,999
Leslie’s Poolmart, Inc., Term Loan B, (LIBOR USD 1 Month + 3.50%), 5.58%, 08/16/23		377	376,617
Level 3 Financing, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.33%, 02/22/24		857	858,218
Lifescan Global Corp., Term Loan U, 06/19/24(c)(q)		111	107,670
Lions Gate Entertainment, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.31%, 03/24/25(c)		13,775	13,809,849
Lucid Energy Group II LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 5.08%, 02/17/25(c)		374	362,373
MA Financeco LLC, Term Loan, 06/21/24(q)		49	48,243
MacDermid, Inc., Term Loan, (EURIBOR 1 Month + 2.50%), 3.25%, 06/07/20	EUR	2,161	2,521,471
McAfee LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 4.50%), 6.57%, 09/30/24	USD	32,029	32,228,804
McAfee LLC, Term Loan, 09/29/25(q)		35,475	36,244,083
McDermott International, Inc., Term Loan, (LIBOR USD 1 Month + 5.00%), 7.08%, 05/12/25		580	582,735
Medallion Midland Acquisition LLC, Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.33%, 10/30/24		368	361,822
Meredith Corp., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.08%, 01/31/25		494	494,928
MGM Growth Properties LLC, Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.08%, 04/25/23		1,869	1,870,092
MH Sub I LLC 1st Lien Term Loan, (LIBOR USD 1 Month + 3.75%), 5.83%, 09/13/24		269	269,222
Michaels Stores, Inc., Term Loan B, (LIBOR USD 1 Month + 2.50%), 4.57% - 4.58%, 01/30/23		321	320,493
Microchip Technology, Inc., Term Loan, (LIBOR USD 1 Month + 2.00%), 4.08%, 05/29/25		20,702	20,743,404
Micron Technology, Inc., Term Loan, (LIBOR USD 1 Month + 1.75%), 3.83%, 04/26/22		17,436	17,472,706
Midcoast Operating LP, Term Loan, 06/30/25(c)(q)		443	446,121
Mission Broadcasting, Inc., Term Loan, (LIBOR USD 1 Month + 2.50%), 4.58%, 01/17/24		63	63,494
Misys Ltd., 1st Lien Term Loan, (LIBOR USD 3 Month + 3.50%), 5.81%, 06/13/24		880	867,273
Mitchell International, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.33%, 11/29/24		1,352	1,347,708
Mitchell International, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 7.25%), 9.34%, 12/01/25		400	400,168
MLN U.S. HoldCo. LLC, Term Loan, 07/11/25(q)		390	391,342
MPH Acquisition Holdings LLC, Term Loan, (LIBOR USD 3 Month + 2.75%), 5.08%, 06/07/23		1,477	1,476,461
MTN Infrastructure TopCo, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.08%, 11/15/24		603	605,112
Nautilus Power LLC, 1st Lien Term Loan B, 05/16/24(q)		455	456,734
Neiman Marcus Group Ltd. LLC, Term Loan, (LIBOR USD 1 Month + 3.25%), 5.34%, 10/25/20		359	316,510
New Lightsquared LLC, 1st Lien Term Loan, 12/07/20(q)		2,071	1,678,455

Security		Par (000)		Value
United States (continued)
Nexeo Solutions LLC, Term Loan B, (LIBOR USD 3 Month + 3.25%), 5.56% - 5.59%, 06/09/23	USD	296		$297,613
Nexstar Broadcasting, Inc., Term Loan B, (LIBOR USD 1 Month + 2.50%), 4.58%, 01/17/24		476		476,281
Nielsen Finance LLC, Term Loan, (EURIBOR 6 Month + 2.10%), 2.10%, 10/04/23	EUR	997		1,163,835
Northwest Airlines, Inc., Term Loan, (LIBOR USD 6 Month + 1.23%), 3.30%, 09/10/18(c)	USD	46		46,042
Northwest Airlines, Inc., Term Loan 2, (LIBOR USD 6 Month + 1.23%), 3.30%, 09/10/18(c)		46		45,710
Northwest Airlines, Inc., Term Loan 5, (LIBOR USD 6 Month + 1.23%), 3.30%, 09/10/18(c)		46		45,345
nThrive, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 4.50%), 6.58%, 10/20/22(c)		607		606,821
NVA Holdings, Inc., Term Loan B3, 02/02/25(q)		716		712,583
ON Assignment, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.08%, 04/02/25		336		335,556
ON Semiconductor Corp., Term Loan, (LIBOR USD 1 Month + 1.75%), 3.83%, 03/31/23		7,058		7,062,032
Optiv Security, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 7.25%), 9.31%, 01/31/25(c)		250		240,938
Optiv Security, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.31%, 02/01/24		841		817,021
Ortho-Clinical Diagnostics, Inc., Term Loan B, 06/30/25(q)		2,513		2,509,348
Oryx Southern Delaware Holdings LLC, Term Loan, (LIBOR USD 1 Month + 3.25%), 5.33%, 02/28/25		249		242,829
Oxbow Carbon LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 5.83%, 01/04/23		135		135,644
PAREXEL International Corp., Term Loan, 09/27/24(q)		—	(r)	—
Party City Holdings, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 2.75%), 4.83% - 6.75%, 08/19/22		198		197,754
Peak 10 Holding Corp., 2nd Lien Term Loan, (LIBOR USD 3 Month + 7.25%), 9.59%, 08/01/25		375		371,921
Peak 10 Holding Corp., Term Loan, (LIBOR USD 3 Month + 3.50%), 5.83%, 08/01/24		705		701,448
Pelican Products, Inc. 1st Lien Term Loan, 05/01/25(q)		106		106,612
Petco Animal Supplies, Inc., Term Loan, (LIBOR USD 3 Month + 3.25%), 5.59%, 01/26/23		218		156,322
Pike Corp., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.50%), 5.58%, 03/12/25		342		344,755
Pinnacle Foods Finance LLC, Term Loan B, (LIBOR USD 1 Month + 1.75%), 3.84%, 02/02/24		601		600,901
Platform Specialty Corp., Term Loan, (LIBOR USD 1 Month + 2.50%), 4.58%, 06/07/20		937		938,699
Platform Specialty Corp., Term Loan B6, (LIBOR USD 1 Month + 3.00%), 5.08%, 06/07/23		804		805,601
Post Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 2.00%), 4.07%, 05/24/24		555		555,056
PowerSchool Group LLC, 1st Lien Term Loan, 07/31/25(q)		316		314,815
PQ Corp., Term Loan, (LIBOR USD 1 Month + 2.50%), 4.58%, 02/08/25		875		874,201
Press Ganey Holdings, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 4.83%, 10/23/23		606		605,853
Prestige Brands, Inc., Term Loan, (LIBOR USD 1 Month + 2.00%), 4.08%, 01/26/24		981		981,472

32	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
United States (continued)
Prime Security Services Borrower LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 4.83%, 05/02/22	USD	1,392	$1,393,859
Pro Mach Group, Inc., Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.10%, 03/07/25		334	331,656
ProAmpac PG Borrower LLC, Term Loan, 11/20/23(q)		23	22,594
PSAV Holdings LLC, 1st Lien Term Loan, 02/21/25(q)		431	427,748
Qlik Technologies, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.50%), 5.99%, 04/26/24		621	617,650
Rackspace Hosting, Inc., Term Loan, (LIBOR USD 3 Month + 3.00%), 5.36%, 11/03/23		1,035	1,029,099
Radiate Holdco LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.00%), 5.08%, 02/01/24		736	728,610
RBS Global, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.31%, 08/21/24		986	986,977
Realogy Group LLC, Term Loan, (LIBOR USD 1 Month + 2.25%), 4.32%, 02/08/25		743	743,754
Research Now, Inc., Term Loan, (LIBOR USD 3 Month + 5.50%), 7.86%, 12/07/24		393	389,834
Reynolds Group Holdings, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 4.83%, 02/05/23		1,742	1,746,928
Road Infrastructure Investment LLC, Term Loan, (LIBOR USD 1 Month + 3.50%), 5.58%, 06/13/23		506	505,383
RPI Finance Trust, Term Loan B, (LIBOR USD 3 Month + 2.00%), 4.33%, 03/27/23		673	673,833
Sabre GLBL, Inc., Term Loan, (LIBOR USD 1 Month + 2.00%), 4.08%, 02/22/24		9,062	9,065,272
Safe Fleet Holdings LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.00%), 5.09%, 02/01/25		449	444,386
Safe Fleet Holdings LLC, 2nd Lien Term Loan, (LIBOR USD 1 Month + 6.75%), 8.85%, 02/02/26		210	209,301
SBA Senior Finance II LLC, 2nd Lien Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.08%, 04/06/25		547	545,701
Scientific Games International, Inc., Term Loan B, (LIBOR USD 3 Month + 2.75%), 4.84% -4.92%, 08/14/24		1,499	1,499,684
Seattle SpinCo, Inc., Term Loan, 06/21/24(q)		328	325,798
Securus Technologies Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 4.50%), 6.58%, 11/01/24		195	194,833
Sedgwick Claims Management Services, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 4.83%, 03/01/21		950	948,837
Sedgwick Claims Management Services, Inc., 2nd Lien Term Loan, (LIBOR USD 3 Month + 5.75%), 7.83% - 8.06%, 02/28/22		850	855,313
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 5.00%), 7.07%, 11/28/21(c)		483	482,563
Serta Simmons Bedding LLC, Term Loan:
(LIBOR USD 1 Month + 3.50%), 5.59% -5.59%, 11/08/23		862	719,526
(LIBOR USD 1 Month + 8.00%), 10.10%, 11/08/24		288	194,414
ServiceMaster Co. LLC (The), 1st Lien Term Loan, (LIBOR USD 1 Month + 2.50%), 4.58%, 11/08/23		2,488	2,487,384

Security		Par (000)	Value
United States (continued)
Sinclair Television Group, Inc., Term Loan, 12/12/24(q)	USD	367	$366,144
SIRVA Worldwide, Inc., 1st Lien Term Loan, 07/31/25(q)		356	350,660
SMG U.S. Midco 2, Inc., Term Loan, 01/23/25(q)		370	370,725
Solar Winds Holdings, Inc., Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.08%, 02/05/24		1,383	1,387,462
Solera LLC, Term Loan B, 03/03/23(q)	EUR	2,959	3,438,815
Solera LLC, Term Loan B1, (LIBOR USD 1 Month + 2.75%), 4.83%, 03/03/23	USD	1,931	1,932,604
Sophia LP, 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 5.58%, 09/30/22		1,336	1,336,899
Sound Inpatient Physicians, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.00%), 5.10%, 06/27/25		215	215,537
Sound Inpatient Physicians, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 6.75%), 8.83%, 06/26/26(c)		117	117,877
Spectrum Brands, Inc., Term Loan B, (LIBOR USD 3 Month + 2.00%), 4.17% - 4.36%, 06/23/22		1,240	1,241,062
Spin Holdco, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 5.59%, 11/14/22		952	952,874
Springs Window Fashions LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 4.25%), 6.32%, 05/25/25		395	395,988
Sprint Communications, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.50%), 4.63%, 02/02/24		1,213	1,212,379
SRS Distribution, Inc., Term Loan B, (LIBOR USD 3 Month + 3.25%), 5.58%, 05/23/25		772	758,008
SS&C Technologies Holdings, Inc., Term Loan B, (LIBOR USD 1 Month + 2.50%), 4.58%, 04/16/25		6,475	6,491,437
SS&C Technologies Holdings, Inc., Term Loan B1, (LIBOR USD 1 Month + 2.25%), 4.33%, 07/08/22		879	882,285
SSH Group Holdings, Inc., Term Loan, 07/30/25(c)(q)		237	238,185
Staples, Inc., Term Loan, (LIBOR USD 3 Month + 4.00%), 6.34%, 09/12/24		11,759	11,644,928
SterlingBackcheck Co., Initial Term Loan, (LIBOR USD 1 Month + 3.50%), 5.58%, 06/19/24(c)		72	71,430
Team Health Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 4.83%, 02/06/24		2,557	2,483,569
Tecostar Holdings, Inc., Term Loan, (LIBOR USD 3 Month + 2.50%), 5.60%, 05/01/24		433	434,437
Telenet Financing LLC, Term Loan, (LIBOR USD 1 Month + 2.25%), 4.32%, 08/17/26		1,325	1,317,090
Tempo Acquisition LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 5.08%, 05/01/24		1,106	1,106,779
Terra-Gen Finance Co. LLC, Term Loan B1, (LIBOR USD 1 Month + 4.25%), 6.33%, 12/09/21(c)		465	415,847
TIBCO Software, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 5.58%, 12/04/20		984	985,608
TierPoint LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 5.83%, 05/06/24		473	467,124
TKC Holdings, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 8.00%), 10.08%, 02/01/24		517	515,514
TKC Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 3.75%), 5.83%, 02/01/23		1,022	1,021,040
TMK Hawk Parent Corp., Term Loan, (LIBOR USD 3 Month + 3.50%), 4.82% - 5.58%, 08/28/24		750	749,324
Trans Union LLC, 1st Lien Term Loan B4, (LIBOR USD 1 Month + 2.00%), 4.08%, 06/19/25		6	6,004

SCHEDULE OF INVESTMENTS	33

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
United States (continued)
Trans Union LLC, Term Loan, (LIBOR USD 1 Month + 2.00%), 4.08%, 04/10/23	USD	1,509	$1,511,738
Transdigm, Inc., Term Loan, (LIBOR USD 1 Month + 2.50%), 4.58%, 06/09/23		994	993,710
Trugreen Ltd., Term Loan, (LIBOR USD 1 Month + 4.00%), 6.08%, 04/13/23		372	374,048
U.S. Foods, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.08%, 06/27/23		977	975,711
U.S. Security Associates, Inc., Term Loan, (LIBOR USD 3 Month + 3.50%), 5.83%, 07/14/23		696	696,380
Uber Technologies, Inc., Term Loan, (LIBOR USD 1 Month + 4.00%), 6.10%, 03/14/25		415	417,204
Ultra Resources, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.08%, 04/12/24		171	156,042
Unitymedia Hessen GmbH & Co. KG, 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.32%, 09/30/25		507	505,575
Univision Communications, Inc., Term Loan C5, (LIBOR USD 1 Month + 2.75%), 4.83%, 03/15/24		366	355,246
USI, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.00%), 5.33%, 05/16/24		636	633,508
USIC Holdings, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.33%, 12/08/23		372	371,732
Varsity Brands, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 5.58%, 12/16/24		164	164,086
Veritas U.S., Inc., Term Loan B1, (EURIBOR 3 Month + 4.50%), 5.50%, 01/27/23	EUR	2,194	2,370,308
Vertiv Group Corp., Term Loan B, (LIBOR USD 1 Month + 4.00%), 6.10%, 11/30/23	USD	1,700	1,686,408
VICI Properties, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.08%, 12/20/24		1,820	1,821,339
Vine Oil & Gas LP, Term Loan B, (LIBOR USD 1 Month + 6.88%), 8.95%, 11/25/21(c)		378	378,000
Virgin Media Bristol LLC, Term Loan, (LIBOR USD 1 Month + 2.50%), 4.57%, 01/15/26		1,790	1,787,566
Vistra Operations Co. LLC, Term Loan, (LIBOR USD 1 Month + 2.00%), 4.08%, 08/04/23		906	903,857
Vistra Operations Co. LLC, Term Loan B3, (LIBOR USD 1 Month + 2.00%), 4.07% - 4.08%, 12/31/25		1,005	1,002,236
Vizient, Inc., Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.83%, 02/13/23(c)		166	165,893
Weight Watchers International, Inc., Term Loan B, (LIBOR USD 1 Month + 4.75%), 6.85% -7.09%, 11/29/24		1,129	1,140,946
WESCO Distribution, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.00%), 5.08%, 12/12/19(c)		20	20,154
West Corp., Term Loan, (LIBOR USD 1 Month + 4.00%), 6.08%, 10/10/24		1,079	1,078,581
Western Digital Corp., 1st Lien Term Loan B, (LIBOR USD 1 Month + 1.75%), 3.83%, 04/29/23		17,710	17,702,585
Western Digital Corp., Term Loan, (LIBOR USD 1 Month + 1.50%), 3.58%, 02/27/23		5,180	5,189,083
WEX, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.33%, 06/30/23		1,482	1,481,486
William Morris Endeavor Entertainment LLC, Term Loan B, (LIBOR USD 3 Month + 2.75%), 4.93%, 05/18/25		765	761,496
Wilsonart LLC, 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 5.59%, 12/19/23		824	826,376
Wink Holdco, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.08%, 12/02/24		599	596,444

Security		Par (000)	Value
United States (continued)
Woodford Express LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 5.00%), 7.08%, 01/27/25	USD	344	$335,751
WP CityMD Bidco LLC, Term Loan, (LIBOR USD 3 Month + 3.50%), 5.83%, 06/07/24		244	243,927
WP CPP Holdings, Term Loan B, 03/16/25(q)		181	180,924
Wrangler Buyer LLC, Term Loan, (LIBOR USD 1 Month + 2.75%), 4.83%, 09/27/24		1,238	1,240,448
Wyndham Hotels & Resorts, Inc., Term Loan B, (LIBOR USD 1 Month + 1.75%), 3.83%, 05/30/25		490	491,073
XPO Logistics, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.06%, 02/24/25		197	197,348
Zayo Group LLC, Term Loan, (LIBOR USD 1 Month + 2.00%), 4.08%, 01/19/21		971	971,598
Ziggo Secured Finance Partnership, Term Loan, 04/15/25(q)		831	825,651

			571,975,954

Total Floating Rate Loan Interests — 24.3% (Cost: $952,030,365)			947,397,382

Foreign Agency Obligations — 0.5%

Belgium — 0.0%
Belfius Bank SA, (EURIBOR 6 Month + 2.94%), 3.63%(a)(h)	EUR	200	197,934

Bolivarian Republic of Venezuela — 0.0%
Petroleos de Venezuela SA(e)(m):
6.00%, 11/15/26	USD	4,200	913,500
9.75%, 05/17/35		1,500	368,400

			1,281,900
China — 0.1%
Chengdu Xingcheng Investment Group Co. Ltd., 2.50%, 03/20/21	EUR	600	667,802
Guangxi Financial Investment Group Co. Ltd., 5.75%, 01/23/21	USD	400	360,983
Inner Mongolia High-Grade High Way Construction and Development Co. Ltd., 4.38%, 12/04/20		258	241,433
Tianjin Infrastructure Construction & Investment Group Co. Ltd., 2.75%, 06/15/19		200	194,384
Wuhan State-Owned Asset Management Ltd. Co., 3.80%, 12/18/20		395	382,619
Yunnan Provincial Investment Holdings Group Co. Ltd., 3.38%, 04/01/19		200	194,894

			2,042,115
France — 0.1%
Electricite de France SA, (EUR Swap Annual 8 Year + 2.44%), 4.13%(a)(h)	EUR	2,700	3,349,155

India — 0.1%
Indian Railway Finance Corp. Ltd., 3.84%, 12/13/27	USD	875	818,125
NTPC Ltd., 5.63%, 07/14/21		1,100	1,147,746
Power Finance Corp. Ltd., 3.75%, 12/06/27		2,000	1,795,106
Rural Electrification Corp. Ltd.:
3.88%, 07/07/27		418	381,963
4.63%, 03/22/28		1,200	1,147,979

			5,290,919
Indonesia — 0.1%
Jasa Marga Persero Tbk. PT, 7.50%, 12/11/20	IDR	5,460,000	361,526
Perusahaan Listrik Negara PT, 6.15%, 05/21/48	USD	1,100	1,172,664

34	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Indonesia (continued)
Perusahaan Penerbit SBSN Indonesia III, 4.40%, 03/01/28	USD	1,125	$1,116,281
Wijaya Karya Persero Tbk. PT, 7.70%, 01/31/21	IDR	4,580,000	302,115

			2,952,586
South Korea — 0.0%
Korea Hydro & Nuclear Power Co. Ltd., 3.75%, 07/25/23	USD	605	602,701

Supranational — 0.1%
European Investment Bank, 1.38%, 09/15/21	EUR	2,500	3,070,128

Total Foreign Agency Obligations — 0.5% (Cost: $20,361,893)			18,787,438

Foreign Government Obligations — 1.8%

Argentina — 0.1%
Republic of Argentina, 6.88%, 04/22/21	USD	4,705	4,714,410

Belarus — 0.1%
Republic of Belarus, 6.88%, 02/28/23		2,080	2,176,221

Croatia — 0.2%
Republic of Croatia, 3.88%, 05/30/22	EUR	6,000	7,825,084

Egypt — 0.1%
Arab Republic of Egypt, 6.13%, 01/31/22	USD	4,180	4,237,709

Hungary — 0.1%
Republic of Hungary, 5.38%, 03/25/24		4,500	4,835,700

Indonesia — 0.3%
Republic of Indonesia:
2.88%, 07/08/21	EUR	6,200	7,723,937
4.75%, 07/18/47	USD	1,150	1,132,558
4.35%, 01/11/48		850	791,483

			9,647,978
Ivory Coast — 0.0%
Republic of Cote d’Ivoire, 5.75%, 12/31/32(n)		1,388	1,323,398

Maldives — 0.0%
Republic of Maldives, 7.00%, 06/07/22		1,400	1,323,197

Qatar — 0.0%
State of Qatar, 5.10%, 04/23/48		650	663,832

Russia — 0.2%
Russian Federation, 5.00%, 04/29/20		8,500	8,718,722

Serbia — 0.4%
Republic of Serbia:
5.88%, 12/03/18		7,400	7,463,699
4.88%, 02/25/20		5,700	5,799,750

			13,263,449
Sri Lanka — 0.1%
Republic of Sri Lanka:
5.75%, 01/18/22		1,200	1,186,566
5.75%, 04/18/23		1,025	1,012,901
6.13%, 06/03/25		1,800	1,747,435

			3,946,902
Ukraine — 0.1%
Republic of Ukraine, 7.75%, 09/01/21		4,200	4,285,092

United Arab Emirates — 0.1%
Emirate of Abu Dhabi, 4.13%, 10/11/47		3,225	3,056,713

Total Foreign Government Obligations — 1.8% (Cost: $69,724,070)			70,018,407

Security		Par (000)	Value
Non-Agency Mortgage-Backed Securities — 0.9%

Collateralized Mortgage Obligations — 0.1%
United Kingdom — 0.1%
Paragon Mortgages No. 13 plc, Series 13X, Class A2C, 2.52%, 01/15/39(d)	USD	4,824	$4,593,219

Commercial Mortgage-Backed Securities — 0.7%
United States — 0.7%
Commercial Mortgage Trust(b)(d):
Series 2014-PAT, Class E, 5.25%, 08/13/27		1,000	1,007,865
Series 2014-PAT, Class F, 4.54%, 08/13/27		2,000	1,998,365
Series 2014-PAT, Class G, 3.69%, 08/13/27		1,030	1,018,356
Core Industrial Trust(b)(d):
Series 2015-CALW, Class F, 3.85%, 02/10/34		4,620	4,470,572
Series 2015-CALW, Class G, 3.85%, 02/10/34		5,640	5,341,312
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C2, Class AMFX, 4.88%, 04/15/37		120	118,573
GAHR Commercial Mortgage Trust(b)(d):
Series 2015-NRF, Class EFX, 3.38%, 12/15/34		8,740	8,644,980
Series 2015-NRF, Class FFX, 3.38%, 12/15/34		1,980	1,949,202
GRACE Mortgage Trust, Series 2014-GRCE, Class F, 3.59%, 06/10/28(b)(d)		2,545	2,482,358

			27,031,583
Interest Only Commercial Mortgage-Backed Securities — 0.1%
United States — 0.1%
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class XA, 1.74%, 05/10/58(d)		20,978	2,084,045

Total Non-Agency Mortgage-Backed Securities — 0.9% (Cost: $33,259,370)			33,708,847

Preferred Securities — 0.3%

Capital Trusts — 0.3%
Netherlands — 0.1%
ING Groep NV, 6.00%(g)(h)		2,320	2,341,808

United Kingdom — 0.2%
Lloyds Banking Group plc(g)(h):
6.41%(b)		1,752	1,830,840
6.66%		701	741,307
6.66%(b)		3,994	4,223,655

			6,795,802
United States — 0.0%(g)(h)
Andeavor Logistics LP, Series A, 6.87%		282	282,529
General Motors Financial Co., Inc., Series A, 5.75%		318	312,435
Goldman Sachs Group, Inc. (The), Series P, 5.00%		258	240,585

			835,549

Total Capital Trusts — 0.3% (Cost: $10,693,544)			9,973,159

	Shares
Preferred Stocks — 0.0%
Luxembourg — 0.0%(c)
Concrete Investment I SCA(f)		39,952	992,755
Novartex Holding Luxembourg SCA		94	—

			992,755

Total Preferred Stocks — 0.0% (Cost: $1,468,869)			992,755

Total Preferred Securities — 0.3% (Cost: $12,162,413)			10,965,914

SCHEDULE OF INVESTMENTS	35

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
U.S. Treasury Obligations — 1.5%
U.S. Treasury Bonds, 3.00%, 02/15/48(j)	USD	57,502	$56,569,839

Total U.S. Treasury Obligations — 1.5% (Cost: $56,339,240)			56,569,839

Total Long-Term Investments — 114.7% (Cost: $4,563,579,248)			4,468,136,380

Short-Term Securities — 19.7%

Borrowed Bond Agreements — 18.5%(s)
Barclays Bank plc, (6.00)%, Open (Purchased on 06/11/18 to be repurchased at EUR 495,793, collateralized by Tereos Finance Groupe I SA, 4.13%, due at 06/16/23, par and fair value of EUR 500,000 and $551,056, respectively)(t)	EUR	499	583,728
Barclays Bank plc, (6.00)%, Open (Purchased on 04/26/18 to be repurchased at EUR 1,483,614, collateralized by Tereos Finance Groupe I SA, 4.13%, due at 06/16/23, par and fair value of EUR 1,500,000 and $1,653,169, respectively)(t)		1,492	1,744,166
Barclays Bank plc, (6.00)%, Open (Purchased on 06/12/18 to be repurchased at EUR 495,318, collateralized by Tereos Finance Groupe I SA, 4.13%, due at 06/16/23, par and fair value of EUR 500,000 and $551,056, respectively)(t)		499	583,087
Barclays Bank plc, (3.80)%, Open (Purchased on 04/25/18 to be repurchased at EUR 498,255, collateralized by Altice Luxembourg SA, 7.25%, due at 05/15/22, par and fair value of EUR 500,000 and $599,293, respectively)(t)		503	588,662
Barclays Bank plc, (3.75)%, Open (Purchased on 05/03/18 to be repurchased at EUR 2,944,085, collateralized by Altice Luxembourg SA, 7.25%, due at 05/15/22, par and fair value of EUR 2,943,000 and $3,527,432, respectively)(t)		2,972	3,474,881
Barclays Bank plc, (3.75)%, Open (Purchased on 05/02/18 to be repurchased at EUR 1,195,568, collateralized by Altice Luxembourg SA, 7.25%, due at 05/15/22, par and fair value of EUR 1,200,000 and $1,438,300, respectively)(t)		1,207	1,411,120
Barclays Bank plc, (3.50)%, Open (Purchased on 04/12/18 to be repurchased at EUR 2,207,865, collateralized by Altice Luxembourg SA, 7.25%, due at 05/15/22, par and fair value of EUR 2,200,000 and $2,636,885, respectively)(t)		2,231	2,608,907
Barclays Bank plc, (2.75)%, Open (Purchased on 06/14/18 to be repurchased at EUR 214,537, collateralized by Hapag-Lloyd AG, 6.75%, due at 02/01/22, par and fair value of EUR 200,000 and $240,886, respectively)(t)		215	250,869
Barclays Bank plc, (2.60)%, Open (Purchased on 05/29/18 to be repurchased at EUR 1,953,237, collateralized by Sunshine Mid BV, 6.50%, due at 05/15/26, par and fair value of EUR 2,000,000 and $2,301,234, respectively)(t)		1,945	2,273,836
Barclays Bank plc, (2.50)%, Open (Purchased on 04/30/18 to be repurchased at EUR 2,763,572, collateralized by Hapag-Lloyd AG, 6.75%, due at 02/01/22, par and fair value of EUR 2,570,000 and $3,095,387, respectively)(t)		2,764	3,231,583

Security	Par (000)		Value
Borrowed Bond Agreements (continued)
Barclays Bank plc, (2.25)%, Open (Purchased on 05/04/18 to be repurchased at EUR 2,628,413, collateralized by Mobilux Finance SAS, 5.50%, due at 11/15/24, par and fair value of EUR 2,500,000 and $2,838,305, respectively)(t)	EUR	2,642	$3,089,950
Barclays Bank plc, (2.00)%, Open (Purchased on 07/02/18 to be repurchased at GBP 1,158,791, collateralized by Wagamama Finance plc, 4.13%, due at 07/01/22, par and fair value of GBP 1,200,000 and $1,543,827, respectively)(t)	GBP	1,161	1,523,341
Barclays Bank plc, (2.00)%, Open (Purchased on 06/12/18 to be repurchased at EUR 2,310,966, collateralized by Nexi Capital SpA, 4.13%, due at 11/01/23, par and fair value of EUR 2,348,000 and $2,745,546, respectively)(t)	EUR	2,317	2,709,554
Barclays Bank plc, (2.00)%, Open (Purchased on 07/18/18 to be repurchased at EUR 558,615, collateralized by Cabot Financial Luxembourg II SA, 5.88%, due at 11/15/21, par and fair value of EUR 550,000 and $644,750, respectively)(t)		559	653,652
Barclays Bank plc, (2.00)%, Open (Purchased on 06/06/18 to be repurchased at EUR 99,158, collateralized by Cellnex Telecom SA, 2.88%, due at 04/18/25, par and fair value of EUR 100,000 and $119,749, respectively)(t)		99	116,300
Barclays Bank plc, (1.90)%, Open (Purchased on 07/17/18 to be repurchased at EUR 1,014,431, collateralized by Cabot Financial Luxembourg II SA, 5.88%, due at 11/15/21, par and fair value of EUR 1,000,000 and $1,172,273, respectively)(t)		1,015	1,187,039
Barclays Bank plc, (1.85)%, Open (Purchased on 06/19/18 to be repurchased at EUR 1,415,146, collateralized by Sigma Holdco BV, 5.75%, due at 05/15/26, par and fair value of EUR 1,480,000 and $1,639,586, respectively)(t)		1,418	1,658,294
Barclays Bank plc, (1.75)%, Open (Purchased on 07/16/18 to be repurchased at EUR 1,317,607, collateralized by Cabot Financial Luxembourg II SA, 5.88%, due at 11/15/21, par and fair value of EUR 1,300,000 and $1,523,955, respectively)(t)		1,319	1,541,794
Barclays Bank plc, (1.75)%, Open (Purchased on 06/08/18 to be repurchased at EUR 508,896, collateralized by CMA CGM SA, 6.50%, due at 07/15/22, par and fair value of EUR 500,000 and $562,750, respectively)(t)		510	596,556
Barclays Bank plc, (1.75)%, Open (Purchased on 05/17/18 to be repurchased at EUR 2,988,382, collateralized by Iliad SA, 1.88%, due at 04/25/25, par and fair value of EUR 3,100,000 and $3,556,763, respectively)(t)		2,999	3,507,251
Barclays Bank plc, (1.65)%, Open (Purchased on 06/08/18 to be repurchased at EUR 991,580, collateralized by Naviera Armas SA, 4.25%, due at 11/15/24, par and fair value of EUR 1,000,000 and $1,140,993, respectively)(t)		994	1,162,167
Barclays Bank plc, (1.60)%, Open (Purchased on 05/08/18 to be repurchased at EUR 1,513,318, collateralized by Coty, Inc., 4.75%, due at 04/15/26, par and fair value of EUR 1,510,000 and $1,740,116, respectively)(t)		1,519	1,776,150

36	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Borrowed Bond Agreements (continued)
Barclays Bank plc, (1.60)%, Open (Purchased on 05/08/18 to be repurchased at EUR 1,102,362, collateralized by Coty, Inc., 4.75%, due at 04/15/26, par and fair value of EUR 1,100,000 and $1,267,633, respectively)(t)	EUR	1,106	$1,293,820
Barclays Bank plc, (1.50)%, Open (Purchased on 05/18/18 to be repurchased at EUR 894,191, collateralized by ProGroup AG, 3.00%, due at 03/31/26, par and fair value of EUR 900,000 and $1,031,367, respectively)(t)		897	1,048,724
Barclays Bank plc, (1.50)%, Open (Purchased on 06/07/18 to be repurchased at EUR 2,295,151, collateralized by ProGroup AG, 3.00%, due at 03/31/26, par and fair value of EUR 2,300,000 and $2,635,715, respectively)(t)		2,300	2,689,550
Barclays Bank plc, (1.50)%, Open (Purchased on 04/30/18 to be repurchased at EUR 2,652,638, collateralized by CMA CGM SA, 6.50%, due at 07/15/22, par and fair value of EUR 2,570,000 and $2,892,533, respectively)(t)		2,663	3,113,538
Barclays Bank plc, (1.50)%, Open (Purchased on 04/26/18 to be repurchased at EUR 2,206,012, collateralized by Hema Bondco I BV, 6.25%, due at 07/15/22, par and fair value of EUR 2,200,000 and $2,462,927, respectively)(t)		2,215	2,589,960
Barclays Bank plc, (1.50)%, Open (Purchased on 07/12/18 to be repurchased at EUR 3,010,315, collateralized by Thomas Cook Finance 2 plc, 3.88%, due at 07/15/23, par and fair value of EUR 3,000,000 and $3,503,490, respectively)(t)		3,012	3,522,460
Barclays Bank plc, (1.30)%, Open (Purchased on 05/18/18 to be repurchased at EUR 2,176,083, collateralized by LKQ European Holdings BV, 3.63%, due at 04/01/26, par and fair value of EUR 2,175,000 and $2,556,409, respectively)(t)		2,182	2,551,144
Barclays Bank plc, (1.15)%, Open (Purchased on 06/11/18 to be repurchased at EUR 1,323,105, collateralized by Daimler AG, 1.38%, due at 05/11/28, par and fair value of EUR 1,350,000 and $1,543,915, respectively)(t)		1,325	1,549,648
Barclays Bank plc, (1.10)%, Open (Purchased on 06/11/18 to be repurchased at EUR 3,381,692, collateralized by Magna International, Inc., 1.50%, due at 09/25/27, par and fair value of EUR 3,350,000 and $3,923,171, respectively)(t)		3,387	3,960,432
Barclays Bank plc, (1.05)%, Open (Purchased on 06/11/18 to be repurchased at EUR 3,266,156, collateralized by BMW Finance NV, 1.13%, due at 01/10/28, par and fair value of EUR 3,350,000 and $3,825,179, respectively)(t)		3,271	3,824,857
Barclays Bank plc, (1.00)%, Open (Purchased on 06/06/18 to be repurchased at EUR 937,307, collateralized by HeidelbergCement Finance Luxembourg SA, 1.75%, due at 04/24/28, par and fair value of EUR 955,000 and $1,101,548, respectively)(t)		939	1,097,686
Barclays Bank plc, (1.00)%, Open (Purchased on 06/13/18 to be repurchased at EUR 1,156,267, collateralized by HeidelbergCement Finance Luxembourg SA, 1.75%, due at 04/24/28, par and fair value of EUR 1,180,000 and $1,361,076, respectively)(t)		1,158	1,353,885

Security	Par (000)		Value
Borrowed Bond Agreements (continued)
Barclays Bank plc, (1.00)%, Open (Purchased on 06/14/18 to be repurchased at EUR 2,494,221, collateralized by Grupo-Antolin Irausa SA, 3.25%, due at 04/30/24, par and fair value of EUR 2,500,000 and $2,890,926, respectively)(t)	EUR	2,497	$2,920,430
Barclays Bank plc, (1.00)%, Open (Purchased on 06/07/18 to be repurchased at EUR 1,094,559, collateralized by HeidelbergCement Finance Luxembourg SA, 1.75%, due at 04/24/28, par and fair value of EUR 1,120,000 and $1,291,868, respectively)(t)		1,096	1,281,738
Barclays Bank plc, (0.95)%, Open (Purchased on 07/24/18 to be repurchased at EUR 4,662,941, collateralized by Ryanair DAC, 1.13%, due at 03/10/23, par and fair value of EUR 4,600,000 and $5,416,636, respectively)(t)		4,664	5,453,474
Barclays Bank plc, (0.95)%, Open (Purchased on 06/05/18 to be repurchased at EUR 999,990, collateralized by ProGroup AG, 3.00%, due at 03/31/26, par and fair value of EUR 1,000,000 and $1,145,963, respectively)(t)		1,001	1,171,038
Barclays Bank plc, (0.90)%, Open (Purchased on 06/19/18 to be repurchased at EUR 240,509, collateralized by Sigma Holdco BV, 5.75%, due at 05/15/26, par and fair value of EUR 250,000 and $276,957, respectively)(t)		241	281,535
Barclays Bank plc, (0.90)%, Open (Purchased on 05/16/18 to be repurchased at EUR 2,022,596, collateralized by Gestamp Automocion SA, 3.25%, due at 04/30/26, par and fair value of EUR 2,050,000 and $2,345,221, respectively)(t)		2,026	2,369,566
Barclays Bank plc, (0.90)%, Open (Purchased on 05/15/18 to be repurchased at EUR 2,270,965, collateralized by Gestamp Automocion SA, 3.25%, due at 04/30/26, par and fair value of EUR 2,300,000 and $2,631,223, respectively)(t)		2,275	2,660,608
Barclays Bank plc, (0.25)%, Open (Purchased on 06/25/18 to be repurchased at USD 2,703,324, collateralized by Bank of Communications Co. Ltd., 5.00%, due at 12/31/49, par and fair value of USD 2,600,000 and $2,574,000, respectively)(t)	USD	2,704	2,704,000
Barclays Bank plc, 0.00%, Open (Purchased on 07/31/18 to be repurchased at EUR 2,362,381, collateralized by Nexi Capital SpA, 4.13%, due at 11/01/23, par and fair value of EUR 2,348,000 and $2,745,546, respectively)(t)	EUR	2,362	2,762,450
Barclays Bank plc, 0.42%, Open (Purchased on 07/12/18 to be repurchased at GBP 4,097,528, collateralized by U.K. Treasury Bonds, 3.5%, due at 07/22/68, par and fair value of GBP 2,439,000 and $5,266,666, respectively)(t)	GBP	4,098	5,378,210
Barclays Bank plc, 1.60%, Open (Purchased on 06/27/18 to be repurchased at USD 14,102,528, collateralized by Intel Corp., 3.73%, due at 12/08/47, par and fair value of USD 15,000,000 and $14,408,840, respectively)(t)	USD	14,081	14,081,250
Barclays Bank plc, 1.60%, Open (Purchased on 07/19/18 to be repurchased at USD 4,771,593, collateralized by NOVA Chemicals Corp., 5.25%, due at 06/01/27, par and fair value of USD 5,060,000 and $4,736,110, respectively)(t)		4,769	4,769,050

SCHEDULE OF INVESTMENTS	37

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Borrowed Bond Agreements (continued)
Barclays Bank plc, 1.60%, Open (Purchased on 06/27/18 to be repurchased at USD 16,055,475, collateralized by Microsoft Corp., 4.25%, due at 02/06/47, par and fair value of USD 15,000,000 and $15,924,739, respectively)(t)	USD	16,031	$16,031,250
Barclays Bank plc, 1.60%, Open (Purchased on 07/13/18 to be repurchased at USD 2,498,308, collateralized by L Brands, Inc., 6.88%, due at 11/01/35, par and fair value of USD 2,882,000 and $2,474,918, respectively)(t)		2,497	2,496,533
Barclays Bank plc, 1.60%, Open (Purchased on 06/25/18 to be repurchased at USD 15,211,800, collateralized by Exxon Mobil Corp., 4.11%, due at 03/01/46, par and fair value of USD 15,000,000 and $15,383,352, respectively)(t)		15,188	15,187,500
Barclays Bank plc, 1.60%, Open (Purchased on 07/06/18 to be repurchased at USD 2,942,693, collateralized by Netflix, Inc., 5.88%, due at 11/15/28, par and fair value of USD 2,875,000 and $2,882,188, respectively)(t)		2,940	2,939,688
BNP Paribas SA, 1.90%, 08/01/18 (Purchased on 07/31/18 to be repurchased at USD 16,384,615, collateralized by U.S. Treasury Notes, 2.25%, due at 12/31/24, par and fair value of USD 17,000,000 and $16,341,250, respectively)		16,384	16,383,750
BNP Paribas SA, 1.91%, 08/01/18 (Purchased on 07/31/18 to be repurchased at USD 73,710,931, collateralized by U.S. Treasury Notes, 2.63%, due at 06/30/23, par and fair value of USD 74,264,000 and $73,503,954, respectively)		73,707	73,707,020
BNP Paribas SA, 1.96%, 08/01/18 (Purchased on 07/31/18 to be repurchased at USD 33,726,986, collateralized by U.S. Treasury Notes, 2.75%, due at 06/30/25, par and fair value of USD 33,980,000 and $33,605,689, respectively)		33,725	33,725,150
BNP Paribas SA, 1.98%, 08/01/18 (Purchased on 07/31/18 to be repurchased at USD 4,868,068, collateralized by U.S. Treasury Notes, 2.63%, due at 07/15/21, par and fair value of USD 4,880,000 and $4,860,556, respectively)		4,868	4,867,800
BNP Paribas SA, (4.00)%, Open (Purchased on 05/02/18 to be repurchased at EUR 2,999,174, collateralized by Altice Luxembourg SA, 7.25%, due at 05/15/22, par and fair value of EUR 3,000,000 and $3,595,751, respectively)(t)	EUR	3,029	3,542,112
BNP Paribas SA, (2.10)%, Open (Purchased on 06/06/18 to be repurchased at EUR 991,733, collateralized by Cellnex Telecom SA, 2.88%, due at 04/18/25, par and fair value of EUR 1,000,000 and $1,197,489, respectively)(t)		995	1,163,348
BNP Paribas SA, (2.00)%, Open (Purchased on 07/18/18 to be repurchased at EUR 253,781, collateralized by Cabot Financial Luxembourg II SA, 5.88%, due at 11/15/21, par and fair value of EUR 250,000 and $293,069, respectively)(t)		254	296,956
BNP Paribas SA, (1.60)%, Open (Purchased on 06/11/18 to be repurchased at EUR 1,298,389, collateralized by Naviera Armas SA, 4.25%, due at 11/15/24, par and fair value of EUR 1,310,000 and $1,494,701, respectively)(t)		1,301	1,521,585

Security	Par (000)		Value
Borrowed Bond Agreements (continued)
BNP Paribas SA, (1.60)%, Open (Purchased on 06/07/18 to be repurchased at EUR 510,839, collateralized by CMA CGM SA, 6.50%, due at 07/15/22, par and fair value of EUR 500,000 and $562,750, respectively)(t)	EUR	512	$598,707
BNP Paribas SA, (0.57)%, Open (Purchased on 06/05/18 to be repurchased at EUR 12,910,972, collateralized by Kingdom of Spain, 1.40%, due at 04/30/28, par and fair value of EUR 12,890,000 and $15,157,239, respectively)(t)		12,922	15,110,604
Citigroup Global Markets, Inc., (1.00)%, Open (Purchased on 06/29/18 to be repurchased at USD 7,639,847, collateralized by Tenet Healthcare Corp., 6.75%, due at 06/15/23, par and fair value of USD 7,675,000 and $7,791,660, respectively)(t)	USD	7,646	7,646,219
Citigroup Global Markets, Inc., 0.50%, Open (Purchased on 07/26/18 to be repurchased at USD 1,818,689, collateralized by Bank of America Corp., 5.20%, due at 12/31/49, par and fair value of USD 1,830,000 and $1,800,263, respectively)(t)		1,819	1,818,563
Citigroup Global Markets, Inc., 1.35%, Open (Purchased on 06/28/18 to be repurchased at USD 14,399,047, collateralized by Comcast Corp., 3.55%, due at 05/01/28, par and fair value of USD 15,000,000 and $14,495,810, respectively)(t)		14,381	14,381,250
Citigroup Global Markets, Inc., 1.50%, Open (Purchased on 05/23/18 to be repurchased at USD 442,975, collateralized by Kennametal, Inc., 3.88%, due at 02/15/22, par and fair value of USD 437,000 and $434,394, respectively)(t)		442	441,916
Citigroup Global Markets, Inc., 1.60%, Open (Purchased on 06/27/18 to be repurchased at USD 15,004,596, collateralized by Bayer US Finance II LLC, 4.88%, due at 06/25/48, par and fair value of USD 15,000,000 and $15,483,928, respectively)(t)		14,981	14,981,250
Citigroup Global Markets, Inc., 1.60%, Open (Purchased on 07/11/18 to be repurchased at USD 9,317,706, collateralized by Sprint Capital Corp., 6.88%, due at 11/15/28, par and fair value of USD 9,585,000 and $9,225,563, respectively)(t)		9,309	9,309,431
Citigroup Global Markets, Inc., 1.60%, Open (Purchased on 06/27/18 to be repurchased at USD 14,740,992, collateralized by Amazon.com, Inc., 4.05%, due at 08/22/47, par and fair value of USD 15,000,000 and $14,786,064, respectively)(t)		14,719	14,718,750
Citigroup Global Markets, Inc., 1.60%, Open (Purchased on 06/08/18 to be repurchased at USD 18,986,242, collateralized by Discovery Communications LLC, 3.95%, due at 03/20/28, par and fair value of USD 20,000,000 and $19,169,280, respectively)(t)		18,950	18,950,000
Citigroup Global Markets, Inc., 1.60%, Open (Purchased on 05/30/18 to be repurchased at USD 13,550,181, collateralized by Comcast Corp., 4.00%, due at 03/01/48, par and fair value of USD 15,000,000 and $13,656,487, respectively)(t)		13,519	13,518,750
Citigroup Global Markets, Inc., 1.60%, Open (Purchased on 07/26/18 to be repurchased at USD 2,983,475, collateralized by HCA, Inc., 5.38%, due at 02/01/25, par and fair value of USD 2,875,000 and $2,910,937, respectively)(t)		2,983	2,982,812

38	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Borrowed Bond Agreements (continued)
Credit Suisse Securities USA LLC, 0.75%, Open (Purchased on 07/18/18 to be repurchased at USD 3,995,732, collateralized by Bank of America Corp., 5.20%, due at 12/31/49, par and fair value of USD 4,035,000 and $3,969,431, respectively)(t)	USD	3,995	$3,994,650
Credit Suisse Securities USA LLC, 1.15%, Open (Purchased on 07/16/18 to be repurchased at USD 23,792,645, collateralized by Philip Morris International, Inc., 2.75%, due at 02/25/26, par and fair value of USD 25,000,000 and $23,414,665, respectively)(t)		23,781	23,781,250
Deutsche Bank Securities, Inc., 1.90%, 08/01/18 (Purchased on 07/31/18 to be repurchased at USD 31,928,185, collateralized by U.S. Treasury Notes, 2.88%, due at 05/15/28, par and fair value of USD 31,926,500 and $31,682,063, respectively)		31,927	31,926,500
JP Morgan Securities plc, (3.00)%, Open (Purchased on 06/22/18 to be repurchased at EUR 970,133, collateralized by Iliad SA, 1.88%, due at 04/25/25, par and fair value of EUR 1,000,000 and $1,147,342, respectively)(t)	EUR	973	1,137,934
JP Morgan Securities plc, (2.70)%, Open (Purchased on 04/16/18 to be repurchased at EUR 3,683,172, collateralized by Altice Luxembourg SA, 7.25%, due at 05/15/22, par and fair value of EUR 3,617,000 and $4,335,277, respectively)(t)		3,712	4,341,104
JP Morgan Securities plc, (2.70)%, Open (Purchased on 04/06/18 to be repurchased at EUR 988,130, collateralized by Altice Luxembourg SA, 7.25%, due at 05/15/22, par and fair value of EUR 1,000,000 and $1,198,584, respectively)(t)		997	1,165,347
JP Morgan Securities plc, (2.60)%, Open (Purchased on 07/03/18 to be repurchased at EUR 1,592,197, collateralized by Nexi Capital SpA, 3.63%, due at 05/01/23, par and fair value of EUR 1,600,000 and $1,861,605, respectively)(t)		1,595	1,865,473
JP Morgan Securities plc, (2.60)%, Open (Purchased on 07/12/18 to be repurchased at EUR 514,809, collateralized by Avis Budget Finance plc, 4.13%, due at 11/15/24, par and fair value of EUR 500,000 and $593,446, respectively)(t)		515	602,689
JP Morgan Securities plc, (2.60)%, Open (Purchased on 07/13/18 to be repurchased at EUR 1,551,193, collateralized by Avis Budget Finance plc, 4.50%, due at 05/15/25, par and fair value of EUR 1,500,000 and $1,780,335, respectively)(t)		1,553	1,815,854
JP Morgan Securities plc, (2.60)%, Open (Purchased on 06/28/18 to be repurchased at EUR 2,585,985, collateralized by Nexi Capital SpA, 3.63%, due at 05/01/23, par and fair value of EUR 2,600,000 and $3,025,108, respectively)(t)		2,592	3,030,487
JP Morgan Securities plc, (2.60)%, Open (Purchased on 07/13/18 to be repurchased at EUR 2,051,983, collateralized by Avis Budget Finance plc, 4.13%, due at 11/15/24, par and fair value of EUR 2,000,000 and $2,373,780, respectively)(t)		2,054	2,402,088
JP Morgan Securities plc, (2.60)%, Open (Purchased on 04/18/18 to be repurchased at EUR 3,586,938, collateralized by Altice Luxembourg SA, 7.25%, due at 05/15/22, par and fair value of EUR 3,500,000 and $4,195,043, respectively)(t)		3,614	4,225,821

Security	Par (000)		Value
Borrowed Bond Agreements (continued)
JP Morgan Securities plc, (2.20)%, Open (Purchased on 06/18/18 to be repurchased at EUR 510,697, collateralized by Sunshine Mid BV, 6.50%, due at 05/15/26, par and fair value of EUR 520,000 and $598,321, respectively)(t)	EUR	512	$598,720
JP Morgan Securities plc, (2.00)%, Open (Purchased on 06/19/18 to be repurchased at EUR 727,822, collateralized by Sigma Holdco BV, 5.75%, due at 05/15/26, par and fair value of EUR 750,000 and $830,871, respectively)(t)		730	853,069
JP Morgan Securities plc, (1.85)%, Open (Purchased on 06/26/18 to be repurchased at EUR 99,147, collateralized by Nexi Capital SpA, 4.13%, due at 11/01/23, par and fair value of EUR 100,000 and $116,737, respectively)(t)		99	116,140
JP Morgan Securities plc, (1.85)%, Open (Purchased on 06/14/18 to be repurchased at EUR 263,370, collateralized by Nexi Capital SpA, 3.63%, due at 05/01/23, par and fair value of EUR 264,000 and $307,165, respectively)(t)		264	308,734
JP Morgan Securities plc, (1.75)%, Open (Purchased on 02/27/18 to be repurchased at GBP 492,755, collateralized by Wagamama Finance plc, 4.13%, due at 07/01/22, par and fair value of GBP 500,000 and $643,261, respectively)(t)	GBP	496	651,612
JP Morgan Securities plc, (1.75)%, Open (Purchased on 07/18/18 to be repurchased at EUR 820,138, collateralized by Cabot Financial Luxembourg II SA, 5.88%, due at 11/15/21, par and fair value of EUR 800,000 and $937,819, respectively)(t)	EUR	821	959,588
JP Morgan Securities plc, (1.65)%, Open (Purchased on 02/23/18 to be repurchased at EUR 1,440,926, collateralized by Vallourec SA, 6.63%, due at 10/15/22, par and fair value of EUR 1,350,000 and $1,632,596, respectively)(t)		1,451	1,697,003
JP Morgan Securities plc, (1.65)%, Open (Purchased on 05/29/18 to be repurchased at EUR 572,793, collateralized by Sunshine Mid BV, 6.50%, due at 05/15/26, par and fair value of EUR 580,000 and $667,358, respectively)(t)		571	667,897
JP Morgan Securities plc, (1.65)%, Open (Purchased on 06/25/18 to be repurchased at EUR 497,359, collateralized by Mobilux Finance SAS, 5.50%, due at 11/15/24, par and fair value of EUR 500,000 and $567,661, respectively)(t)		498	582,521
JP Morgan Securities plc, (1.60)%, Open (Purchased on 05/18/18 to be repurchased at EUR 2,800,189, collateralized by Progroup AG, 3.00%, due at 03/31/26, par and fair value of EUR 2,800,000 and $3,208,696, respectively)(t)		2,809	3,284,766
JP Morgan Securities plc, (1.60)%, Open (Purchased on 05/25/18 to be repurchased at EUR 1,505,684, collateralized by Naviera Armas SA, 4.25%, due at 11/15/24, par and fair value of EUR 1,500,000 and $1,711,490, respectively)(t)		1,510	1,765,694
JP Morgan Securities plc, (1.60)%, Open (Purchased on 06/06/18 to be repurchased at EUR 997,367, collateralized by ProGroup AG, 3.00%, due at 03/31/26, par and fair value of EUR 1,000,000 and $1,145,963, respectively)(t)		1,000	1,169,077

SCHEDULE OF INVESTMENTS	39

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Borrowed Bond Agreements (continued)
JP Morgan Securities plc, (1.60)%, Open (Purchased on 07/25/18 to be repurchased at EUR 969,867, collateralized by CMA CGM SA, 6.50%, due at 07/15/22, par and fair value of EUR 1,000,000 and $1,125,499, respectively)(t)	EUR	970	$1,134,417
JP Morgan Securities plc, (1.50)%, Open (Purchased on 05/18/18 to be repurchased at EUR 700,186, collateralized by Progroup AG, 3.00%, due at 03/31/26, par and fair value of EUR 700,000 and $802,174, respectively)(t)		702	821,192
JP Morgan Securities plc, (1.50)%, Open (Purchased on 06/05/18 to be repurchased at EUR 2,511,103, collateralized by Cellnex Telecom SA, 2.88%, due at 04/18/25, par and fair value of EUR 2,500,000 and $2,993,723, respectively)		2,517	2,943,103
JP Morgan Securities plc, (1.50)%, Open (Purchased on 06/06/18 to be repurchased at EUR 1,000,900, collateralized by Cellnex Telecom SA, 2.88%, due at 04/18/25, par and fair value of EUR 1,000,000 and $1,197,489, respectively)(t)		1,003	1,173,042
JP Morgan Securities plc, (1.45)%, Open (Purchased on 07/24/18 to be repurchased at EUR 1,215,839, collateralized by Thomas Cook Finance 2 plc, 3.88%, due at 07/15/23, par and fair value of EUR 1,200,000 and $1,401,395, respectively)(t)		1,216	1,422,085
JP Morgan Securities plc, (1.40)%, Open (Purchased on 07/11/18 to be repurchased at EUR 2,523,701, collateralized by CMA CGM SA, 7.75%, due at 01/15/21, par and fair value of EUR 2,400,000 and $2,812,709, respectively)(t)		2,526	2,953,271
JP Morgan Securities plc, (1.40)%, Open (Purchased on 04/25/18 to be repurchased at EUR 1,642,244, collateralized by Cellnex Telecom SA, 2.88%, due at 04/18/25, par and fair value of EUR 1,600,000 and $1,915,983, respectively)(t)		1,648	1,927,554
JP Morgan Securities plc, (1.35)%, Open (Purchased on 07/25/18 to be repurchased at EUR 3,036,661, collateralized by Altice Luxembourg SA, 7.25%, due at 05/15/22, par and fair value of EUR 2,880,000 and $3,451,921, respectively)(t)		3,037	3,551,719
JP Morgan Securities plc, (1.35)%, Open (Purchased on 05/18/18 to be repurchased at EUR 3,386,342, collateralized by Iliad SA, 1.88%, due at 04/25/25, par and fair value of EUR 3,500,000 and $4,015,700, respectively)(t)		3,396	3,970,539
JP Morgan Securities plc, (1.35)%, Open (Purchased on 05/10/18 to be repurchased at EUR 1,539,747, collateralized by Cellnex Telecom SA, 2.88%, due at 04/18/25, par and fair value of EUR 1,500,000 and $1,796,234, respectively)(t)		1,544	1,805,853
JP Morgan Securities plc, (1.35)%, Open (Purchased on 07/25/18 to be repurchased at EUR 948,957, collateralized by Altice Luxembourg SA, 7.25%, due at 05/15/22, par and fair value of EUR 900,000 and $1,078,725, respectively)(t)		949	1,109,912
JP Morgan Securities plc, (1.25)%, Open (Purchased on 06/08/18 to be repurchased at EUR 2,660,831, collateralized by Daimler International Finance BV, 1.00%, due at 11/11/25, par and fair value of EUR 2,690,000 and $3,082,420, respectively)(t)		2,665	3,116,854

Security	Par (000)		Value
Borrowed Bond Agreements (continued)
JP Morgan Securities plc, (1.20)%, Open (Purchased on 06/14/18 to be repurchased at EUR 1,617,221, collateralized by CMA CGM SA, 6.50%, due at 07/15/22, par and fair value of EUR 1,570,000 and $1,767,034, respectively)(t)	EUR	1,620	$1,894,065
JP Morgan Securities plc, (1.15)%, Open (Purchased on 06/07/18 to be repurchased at EUR 2,805,845, collateralized by AP Moller — Maersk A/S, 1.75%, due at 03/16/26, par and fair value of EUR 2,835,000 and $3,218,661, respectively)(t)		2,810	3,286,369
JP Morgan Securities plc, (1.15)%, Open (Purchased on 06/06/18 to be repurchased at EUR 511,817, collateralized by AP Moller — Maersk A/S, 1.75%, due at 03/16/26, par and fair value of EUR 515,000 and $584,695, respectively)(t)		513	599,528
JP Morgan Securities plc, (1.10)%, Open (Purchased on 03/28/18 to be repurchased at EUR 5,235,347, collateralized by Carlsberg Breweries A/S, 2.50%, due at 05/28/24, par and fair value of EUR 4,700,000 and $5,965,628, respectively)(t)		5,255	6,144,482
JP Morgan Securities plc, (1.05)%, Open (Purchased on 06/11/18 to be repurchased at EUR 2,481,580, collateralized by Gestamp Automocion SA, 3.25%, due at 04/30/26, par and fair value of EUR 2,500,000 and $2,860,025, respectively)(t)		2,485	2,905,989
JP Morgan Securities plc, (1.05)%, Open (Purchased on 06/28/18 to be repurchased at EUR 2,119,302, collateralized by Gestamp Automocion SA, 3.25%, due at 04/30/26, par and fair value of EUR 2,200,000 and $2,516,822, respectively)(t)		2,121	2,480,593
JP Morgan Securities plc, (1.05)%, Open (Purchased on 06/26/18 to be repurchased at EUR 487,161, collateralized by Gestamp Automocion SA, 3.25%, due at 04/30/26, par and fair value of EUR 500,000 and $572,006, respectively)(t)		488	570,243
JP Morgan Securities plc, (1.00)%, Open (Purchased on 02/22/18 to be repurchased at EUR 2,571,342, collateralized by Vallourec SA, 6.63%, due at 10/15/22, par and fair value of EUR 2,400,000 and $2,902,392, respectively)(t)		2,583	3,019,885
JP Morgan Securities plc, (1.00)%, Open (Purchased on 06/11/18 to be repurchased at EUR 1,971,868, collateralized by Daimler AG, 1.38%, due at 05/11/28, par and fair value of EUR 2,000,000 and $2,287,281, respectively)(t)		1,975	2,309,011
JP Morgan Securities plc, (0.95)%, Open (Purchased on 06/05/18 to be repurchased at EUR 4,109,930, collateralized by Autostrade per l’Italia SpA, 1.88%, due at 09/26/29, par and fair value of EUR 4,250,000 and $4,820,258, respectively)(t)		4,116	4,812,932
JP Morgan Securities plc, (0.85)%, Open (Purchased on 06/07/18 to be repurchased at EUR 1,396,023, collateralized by Koninklijke Philips NV, 1.38%, due at 05/02/28, par and fair value of EUR 1,412,000 and $1,645,806, respectively)(t)		1,398	1,634,408
JP Morgan Securities plc, (0.85)%, Open (Purchased on 07/25/18 to be repurchased at EUR 2,413,682, collateralized by BNP Paribas SA, 2.38%, due at 02/17/25, par and fair value of EUR 2,300,000 and $2,782,699, respectively)(t)		2,414	2,822,773

40	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Borrowed Bond Agreements (continued)
JP Morgan Securities plc, (0.85)%, Open (Purchased on 06/06/18 to be repurchased at EUR 1,922,104, collateralized by Koninklijke Philips NV, 1.38%, due at 05/02/28, par and fair value of EUR 1,938,000 and $2,258,902, respectively)(t)	EUR	1,925	$2,250,482
JP Morgan Securities plc, (0.85)%, Open (Purchased on 06/06/18 to be repurchased at EUR 3,320,353, collateralized by Rolls-Royce plc, 1.63%, due at 05/09/28, par and fair value of EUR 3,350,000 and $3,909,644, respectively)(t)		3,325	3,887,612
JP Morgan Securities plc, (0.85)%, Open (Purchased on 07/27/18 to be repurchased at EUR 1,184,004, collateralized by Thomas Cook Group plc, 6.25%, due at 06/15/22, par and fair value of EUR 1,100,000 and $1,361,854, respectively)		1,184	1,384,547
JP Morgan Securities plc, (0.85)%, Open (Purchased on 07/20/18 to be repurchased at EUR 1,075,590, collateralized by AbbVie, Inc., 2.13%, due at 11/17/28, par and fair value of EUR 1,035,000 and $1,222,790, respectively)(t)		1,076	1,258,009
JP Morgan Securities plc, (0.85)%, Open (Purchased on 06/08/18 to be repurchased at EUR 2,563,417, collateralized by Telefonica Emisiones SAU, 1.72%, due at 01/12/28, par and fair value of EUR 2,600,000 and $3,011,427, respectively)(t)		2,566	3,001,075
JP Morgan Securities plc, (0.85)%, Open (Purchased on 05/21/18 to be repurchased at EUR 2,244,549, collateralized by LKQ European Holdings BV, 3.63%, due at 04/01/26, par and fair value of EUR 2,225,000 and $2,615,177, respectively)(t)		2,248	2,629,070
JP Morgan Securities plc, (0.80)%, Open (Purchased on 05/24/18 to be repurchased at EUR 2,062,113, collateralized by Vodafone Group plc, 1.88%, due at 11/20/29, par and fair value of EUR 2,100,000 and $2,438,323, respectively)(t)		2,065	2,414,820
JP Morgan Securities plc, (0.80)%, Open (Purchased on 06/05/18 to be repurchased at EUR 4,271,041, collateralized by Heineken NV, 1.50%, due at 10/03/29, par and fair value of EUR 4,250,000 and $4,924,180, respectively)(t)		4,276	5,000,454
JP Morgan Securities plc, (0.80)%, Open (Purchased on 05/30/18 to be repurchased at EUR 2,618,717, collateralized by NN Group NV, 4.63%, due at 01/13/48, par and fair value of EUR 2,400,000 and $3,037,971, respectively)(t)		2,622	3,066,353
JP Morgan Securities plc, (0.80)%, Open (Purchased on 07/12/18 to be repurchased at EUR 1,615,598, collateralized by Thomas Cook Finance 2 plc, 3.88%, due at 07/15/23, par and fair value of EUR 1,600,000 and $1,868,528, respectively)(t)		1,616	1,889,871
JP Morgan Securities plc, (0.80)%, Open (Purchased on 06/26/18 to be repurchased at EUR 2,515,901, collateralized by Vodafone Group plc, 1.88%, due at 11/20/29, par and fair value of EUR 2,500,000 and $2,902,765, respectively)(t)		2,518	2,944,193
JP Morgan Securities plc, (0.80)%, Open (Purchased on 05/30/18 to be repurchased at EUR 2,314,621, collateralized by AXA SA, 3.25%, due at 05/28/49, par and fair value of EUR 2,400,000 and $2,783,837, respectively)(t)		2,315	2,706,969

Security	Par (000)		Value
Borrowed Bond Agreements (continued)
JP Morgan Securities plc, (0.80)%, Open (Purchased on 05/30/18 to be repurchased at EUR 2,417,513, collateralized by BAT International Finance plc, 2.25%, due at 01/16/30, par and fair value of EUR 2,400,000 and $2,785,282, respectively)(t)	EUR	2,418	$2,827,302
JP Morgan Securities plc, (0.80)%, Open (Purchased on 05/17/18 to be repurchased at EUR 2,548,490, collateralized by Vodafone Group plc, 1.88%, due at 11/20/29, par and fair value of EUR 2,600,000 and $3,018,876, respectively)(t)		2,553	2,984,853
JP Morgan Securities plc, (0.60)%, Open (Purchased on 06/04/18 to be repurchased at EUR 4,088,238, collateralized by Republic of Italy, 0.95%, due at 03/01/23, par and fair value of EUR 4,200,000 and $4,726,086, respectively)(t)		4,092	4,785,127
JP Morgan Securities plc, 1.40%, Open (Purchased on 06/14/18 to be repurchased at USD 2,747,788, collateralized by Industrial & Commercial Bank of China Ltd., 6.00%, due at 12/31/49, par and fair value of USD 2,600,000 and $2,648,958, respectively)(t)	USD	2,743	2,742,775
MUFG Securities Americas, Inc., 1.60%, Open (Purchased on 05/24/18 to be repurchased at USD 13,377,000, collateralized by Comcast Corp., 4.00%, due at 08/15/47, par and fair value of USD 15,000,000 and $13,719,316, respectively)(t)		13,377	13,377,000
Nomura Securities International, Inc., 1.40%, Open (Purchased on 06/06/18 to be repurchased at USD 7,260,496, collateralized by Eskom Holdings SOC Ltd., 5.75%, due at 01/26/21, par and fair value of USD 7,200,000 and $7,101,000, respectively)(t)		7,245	7,245,000
Nomura Securities International, Inc., 1.60%, Open (Purchased on 06/29/18 to be repurchased at USD 4,028,489, collateralized by Eskom Holdings SOC Ltd., 6.75%, due at 08/06/23, par and fair value of USD 4,100,000 and $4,018,246, respectively)(t)		4,023	4,023,125
RBC Capital Markets, LLC, (0.60)%, Open (Purchased on 06/27/18 to be repurchased at USD 6,221,472, collateralized by Avis Budget Car Rental LLC, 5.50%, due at 04/01/23, par and fair value of USD 6,225,000 and $6,131,625, respectively)(t)		6,225	6,225,000
RBC Capital Markets, LLC, 1.50%, Open (Purchased on 06/14/18 to be repurchased at USD 4,381,063, collateralized by Teva Pharmaceutical Finance Netherlands III BV, 3.15%, due at 10/01/26, par and fair value of USD 5,300,000 and $4,504,270, respectively)(t)		4,373	4,372,500
RBC Capital Markets, LLC, 1.60%, Open (Purchased on 06/29/18 to be repurchased at USD 7,111,469, collateralized by Bombardier, Inc., 7.50%, due at 03/15/25, par and fair value of USD 6,700,000 and $7,035,000, respectively)(t)		7,102	7,102,000
RBC Capital Markets, LLC, 1.65%, Open (Purchased on 07/30/18 to be repurchased at USD 13,275,608, collateralized by AT&T, Inc., 4.50%, due at 03/09/48, par and fair value of USD 15,000,000 and $13,190,835, respectively)(t)		13,275	13,275,000
RBC Capital Markets, LLC, 1.65%, Open (Purchased on 07/16/18 to be repurchased at USD 6,737,754, collateralized by ERAC USA Finance LLC, 3.80%, due at 11/01/25, par and fair value of USD 6,750,000 and $6,620,052, respectively)(t)		6,733	6,733,125

SCHEDULE OF INVESTMENTS	41

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Borrowed Bond Agreements (continued)
RBC Capital Markets, LLC, 1.65%, Open (Purchased on 07/16/18 to be repurchased at USD 4,128,211, collateralized by Seagate HDD Cayman, 4.75%, due at 01/01/25, par and fair value of USD 4,275,000 and $4,147,170, respectively)(t)	USD	4,125	$4,125,375
RBC Capital Markets, LLC, 1.65%, Open (Purchased on 06/13/18 to be repurchased at USD 24,545,733, collateralized by Express Scripts Holding Co., 4.80%, due at 07/15/46, par and fair value of USD 25,000,000 and $24,084,458, respectively)(t)		24,500	24,500,000
RBC Capital Markets, LLC, 1.65%, Open (Purchased on 07/25/18 to be repurchased at USD 11,314,563, collateralized by Allergan Funding SCS, 4.55%, due at 03/15/35, par and fair value of USD 11,575,000 and $11,288,941, respectively)(t)		11,315	11,314,563
RBC Capital Markets, LLC, 1.65%, Open (Purchased on 07/20/18 to be repurchased at USD 15,156,249, collateralized by Lloyds Banking Group plc, 4.38%, due at 03/22/28, par and fair value of USD 15,000,000 and $14,801,567, respectively)(t)		15,150	15,150,000
RBC Capital Markets, LLC, 1.65%, Open (Purchased on 06/27/18 to be repurchased at USD 9,723,700, collateralized by CCO Holdings LLC, 5.75%, due at 02/15/26, par and fair value of USD 9,580,000 and $9,520,125, respectively)(t)		9,724	9,723,700

Total Borrowed Bond Agreements — 18.5% (Cost: $723,867,270)			721,316,621

	Shares
Money Market Funds — 1.2%(u)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.79%(v)		44,591,252	44,591,252
JPMorgan US Treasury Plus Money Market Fund, Agency Class, 1.70%		3,781,749	3,781,749

Total Money Market Funds — 1.2% (Cost: $48,373,001)			48,373,001

Total Short-Term Securities — 19.7% (Cost: $772,240,271)			769,689,622

Total Options Purchased — 0.1% (Cost: $19,060,512)			6,353,257

Total Investments Before Options Written, Borrowed Bonds and Investments Sold Short — 134.5% (Cost: $5,354,880,031)			5,244,179,259

Total Options Written — 0.0% (Premiums Received — $3,041,055)			(1,210,926)

	Par (000)
Borrowed Bonds — (18.4)%

Corporate Bonds — (13.1)%
Canada — (0.4)%
Bombardier, Inc., 7.50%, 03/15/25(b)		6,700	(7,035,000)
Magna International, Inc., 1.50%, 09/25/27	EUR	3,350	(3,923,171)
NOVA Chemicals Corp., 5.25%, 06/01/27(b)	USD	5,060	(4,736,110)

			(15,694,281)

Security	Par (000)		Value
China — (0.1)%
Bank of Communications Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.34%), 5.00%(a)(h)	USD	2,600	$(2,574,000)

Denmark — (0.3)%
AP Moller — Maersk A/S, 1.75%, 03/16/26	EUR	3,350	(3,803,356)
Carlsberg Breweries A/S, 2.50%, 05/28/24		4,700	(5,965,628)

			(9,768,984)
France — (0.9)%
AXA SA, (EURIBOR 3 Month + 3.20%), 3.25%, 05/28/49(a)		2,400	(2,783,837)
BNP Paribas SA, 2.38%, 02/17/25		2,300	(2,782,699)
CMA CGM SA:
6.50%, 07/15/22		6,140	(6,910,566)
7.75%, 01/15/21		2,400	(2,812,709)
Iliad SA, 1.88%, 04/25/25		7,600	(8,719,805)
Mobilux Finance SAS, 5.50%, 11/15/24		3,000	(3,405,966)
Tereos Finance Groupe I SA, 4.13%, 06/16/23		2,500	(2,755,281)
Vallourec SA, 6.63%, 10/15/22		3,750	(4,534,988)

			(34,705,851)
Germany — (1.1)%
Bayer US Finance II LLC, 4.88%, 06/25/48(b)	USD	15,000	(15,483,928)
BMW Finance NV, 1.13%, 01/10/28	EUR	3,350	(3,825,179)
Daimler AG, 1.38%, 05/11/28		3,350	(3,831,196)
Daimler International Finance BV, 1.00%, 11/11/25		2,690	(3,082,420)
Hapag-Lloyd AG, 6.75%, 02/01/22		2,770	(3,336,273)
HeidelbergCement Finance Luxembourg SA, 1.75%, 04/24/28		3,255	(3,754,492)
ProGroup AG, 3.00%, 03/31/26		8,700	(9,969,878)

			(43,283,366)
Ireland — (0.1)%
Ryanair DAC, 1.13%, 03/10/23		4,600	(5,416,636)

Israel — (0.1)%
Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/01/26	USD	5,300	(4,504,270)

Italy — (0.3)%
Autostrade per l’Italia SpA, 1.88%, 09/26/29	EUR	4,250	(4,820,258)
Nexi Capital SpA:
(EURIBOR 3 Month + 3.63%), 3.63%, 05/01/23(a)		4,464	(5,193,878)
4.13%, 11/01/23		2,448	(2,862,283)

			(12,876,419)
Luxembourg — (0.7)%
Altice Luxembourg SA, 7.25%, 05/15/22		21,740	(26,057,211)

Netherlands — (0.5)%
Heineken NV, 1.50%, 10/03/29		4,250	(4,924,180)
Hema Bondco I BV, (EURIBOR 3 Month + 6.25%), 6.25%, 07/15/22(a)		2,200	(2,462,927)
Koninklijke Philips NV, 1.38%, 05/02/28		3,350	(3,904,708)
NN Group NV, (EURIBOR 3 Month + 4.95%), 4.62%, 01/13/48(a)		2,400	(3,037,971)
Sigma Holdco BV, 5.75%, 05/15/26		2,480	(2,747,414)
Sunshine Mid BV, 6.50%, 05/15/26		3,100	(3,566,913)

			(20,644,113)
Spain — (0.8)%
Cellnex Telecom SA, 2.88%, 04/18/25		7,700	(9,220,667)
Gestamp Automocion SA, 3.25%, 04/30/26		9,550	(10,925,297)
Grupo-Antolin Irausa SA, 3.25%, 04/30/24		2,500	(2,890,926)
Naviera Armas SA, (EURIBOR 3 Month + 4.25%), 4.25%, 11/15/24(a)		3,810	(4,347,184)

42	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Spain (continued)
Telefonica Emisiones SAU, 1.72%, 01/12/28	EUR	2,600	$(3,011,427)

			(30,395,501)
United Kingdom — (1.1)%
BAT International Finance plc, 2.25%, 01/16/30		2,400	(2,785,282)
Cabot Financial Luxembourg II SA, (EURIBOR 3 Month + 5.88%), 5.88%, 11/15/21(a)		3,900	(4,571,866)
Lloyds Banking Group plc, 4.38%, 03/22/28	USD	15,000	(14,801,567)
Rolls-Royce plc, 1.63%, 05/09/28	EUR	3,350	(3,909,644)
Thomas Cook Finance 2 plc, 3.88%, 07/15/23		5,800	(6,773,413)
Thomas Cook Group plc, 6.25%, 06/15/22		1,100	(1,361,854)
Vodafone Group plc, 1.88%, 11/20/29		7,200	(8,359,964)
Wagamama Finance plc, 4.13%, 07/01/22	GBP	1,700	(2,187,088)

			(44,750,678)
United States — (6.7)%
AbbVie, Inc., 2.13%, 11/17/28	EUR	1,035	(1,222,790)
Allergan Funding SCS, 4.55%, 03/15/35	USD	11,575	(11,288,941)
Amazon.com, Inc., 4.05%, 08/22/47		15,000	(14,786,064)
AT&T, Inc., 4.50%, 03/09/48		15,000	(13,190,835)
Avis Budget Car Rental LLC, 5.50%, 04/01/23		6,225	(6,131,625)
Avis Budget Finance plc:
4.13%, 11/15/24	EUR	2,500	(2,967,226)
4.50%, 05/15/25		1,500	(1,780,335)
CCO Holdings LLC, 5.75%, 02/15/26(b)	USD	9,580	(9,520,125)
Comcast Corp.:
3.55%, 05/01/28		15,000	(14,495,810)
4.00%, 08/15/47		15,000	(13,719,316)
4.00%, 03/01/48		15,000	(13,656,487)
Coty, Inc., 4.75%, 04/15/26	EUR	2,610	(3,007,749)
Discovery Communications LLC, 3.95%, 03/20/28	USD	20,000	(19,169,280)
ERAC USA Finance LLC, 3.80%, 11/01/25(b)		6,750	(6,620,052)
Express Scripts Holding Co., 4.80%, 07/15/46		25,000	(24,084,458)
Exxon Mobil Corp., 4.11%, 03/01/46		15,000	(15,383,352)
HCA, Inc., 5.38%, 02/01/25		2,875	(2,910,937)
Intel Corp., 3.73%, 12/08/47		15,000	(14,408,840)
Kennametal, Inc., 3.88%, 02/15/22		437	(434,394)
L Brands, Inc., 6.88%, 11/01/35		2,882	(2,474,918)
LKQ European Holdings BV, 3.63%, 04/01/26	EUR	4,400	(5,171,586)
Microsoft Corp., 4.25%, 02/06/47	USD	15,000	(15,924,739)
Netflix, Inc., 5.88%, 11/15/28(b)		2,875	(2,882,188)
Philip Morris International, Inc., 2.75%, 02/25/26		25,000	(23,414,665)
Seagate HDD Cayman, 4.75%, 01/01/25		4,275	(4,147,170)
Sprint Capital Corp., 6.88%, 11/15/28		9,585	(9,225,563)
Tenet Healthcare Corp., 6.75%, 06/15/23		7,675	(7,791,660)

			(259,811,105)
Total Corporate Bonds — (13.1)% (Proceeds: $515,819,901)			(510,482,415)

Foreign Agency Obligations — (0.4)%

China — (0.1)%
Industrial & Commercial Bank of China Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.38%), 6.00%(a)(h)		2,600	(2,648,958)

South Africa — (0.3)%
Eskom Holdings SOC Ltd.:
5.75%, 01/26/21		7,200	(7,101,000)
6.75%, 08/06/23		4,100	(4,018,246)

			(11,119,246)
Total Foreign Agency Obligations — (0.4)% (Proceeds: $13,668,702)			(13,768,204)

Security	Par (000)		Value
Foreign Government Obligations — (0.6)%

Italy — (0.1)%
Republic of Italy, 0.95%, 03/01/23	EUR	4,200	$(4,726,086)

Spain — (0.4)%
Kingdom of Spain, 1.40%, 04/30/28(b)		12,890	(15,157,239)

United Kingdom — (0.1)%
U.K. Treasury Bonds, 3.50%, 07/22/68	GBP	2,439	(5,266,666)

Total Foreign Government Obligations — (0.6)% (Proceeds: $25,550,115)			(25,149,991)

Preferred Securities — (0.2)%

Capital Trusts — (0.2)%
United States — (0.2)%
Bank of America Corp., Series U, 5.20%(g)(h)	USD	5,865	(5,769,694)

Total Preferred Securities — (0.2)% (Proceeds: $5,775,026)			(5,769,694)

U.S. Treasury Obligations — (4.1)%

United States — (4.1)%
U.S. Treasury Notes:
2.25%, 12/31/24		17,000	(16,341,250)
2.63%, 07/15/21		4,880	(4,860,556)
2.63%, 06/30/23		74,264	(73,503,954)
2.75%, 06/30/25		33,980	(33,605,689)
2.88%, 05/15/28		31,927	(31,682,063)

Total U.S. Treasury Obligations — (4.1)% (Proceeds: $161,065,885)			(159,993,512)

Total Borrowed Bonds — (18.4)% (Proceeds: $721,879,629)			(715,163,816)

Investments Sold Short — (0.9)%

	Shares
Common Stocks — 0.0%

United States — 0.0%
Thermo Fisher Scientific, Inc.		2,000	(469,060)

Total Common Stocks — 0.0% (Proceeds: $372,114)			(469,060)

	Par (000)
Corporate Bonds — (0.2)%

United States — (0.2)%
CVS Health Corp., 4.78%, 03/25/38		10,000	(10,077,794)

Total Corporate Bonds — (0.2)% (Proceeds: $10,067,100)			(10,077,794)

	Shares
Investment Companies — (0.2)%
iShares iBoxx $ High Yield Corporate Bond ETF(v)		95,000	(8,181,400)

Total Investment Companies — (0.2)% (Proceeds: $8,215,293)			(8,181,400)

SCHEDULE OF INVESTMENTS	43

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
U.S. Treasury Obligations — (0.5)%
U.S. Treasury Notes:
2.75%, 07/31/23	6,238	$(6,209,247)
2.88%, 07/31/25 - 05/15/28	12,271	(12,186,610)

Total U.S. Treasury Obligations — (0.5)% (Proceeds: $18,402,620)		(18,395,857)

Total Investments Sold Short — (0.9)% (Proceeds: $37,057,127)		(37,124,111)

Total Investments Net of Options Written, Borrowed Bonds and Investments Sold Short — 115.2% (Cost: $4,592,902,220)		4,490,680,406

Liabilities in Excess of Other Assets — (15.2)%		(593,021,289)

Net Assets — 100.0%		$3,897,659,117

(a)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Non-income producing security.
(f)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(g)	Variable rate security. Rate shown is the rate in effect as of period end.
(h)	Perpetual security with no stated maturity date.
(i)	Convertible security.
(j)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(k)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(l)	Zero-coupon bond.
(m)	Issuer filed for bankruptcy and/or is in default.
(n)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(o)	All or a portion of the security has been pledged as collateral in connection with outstanding borrowed bonds.
(p)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(q)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(r)	Amount is less than $500.
(s)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(t)	The amount to be repurchased assumes the maturity will be the day after the period end.
(u)	Annualized 7-day yield as of period end.

(v)

During the year ended July 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended and/or related parties of the Fund, were as follows:

Affiliate	Shares Held at 07/31/17	Shares Purchased	Shares Sold		Shares Held at 07/31/18	Value at 07/31/18	Income (Expense)	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	57,863,957	—	(13,272,705	)(b)	44,591,252	$44,591,252	$1,199,868	378	$—
iShares iBoxx $ High Yield Corporate Bond ETF	(5,000)	(1,159,000)	1,069,000		(95,000)	(8,181,400)	(248,934)	321,565	45,610
iShares JP Morgan USD Emerging Markets Bond ETF	(30,000)	40,000	(10,000)		—	—	(35,343)	(75,190)	20,391

						$36,409,852	$915,591	246,753	$66,001

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares sold.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Underlying Collateral	Remaining Contractual Maturity of the Agreements
Barclays Bank plc	0.00%	06/25/18	Open	$8,300,000	$8,300,000	Corporate Bonds	Open/Demand(a)
Barclays Bank plc	0.25	06/25/18	Open	20,182,250	20,187,296	Corporate Bonds	Open/Demand(a)
Barclays Bank plc	2.30	06/25/18	Open	6,442,087	6,456,904	Corporate Bonds	Open/Demand(a)
RBC Capital Markets, LLC	2.34	06/28/18	Open	14,062,500	14,093,578	Corporate Bonds	Open/Demand(a)
RBC Capital Markets, LLC	2.34	06/28/18	Open	8,409,375	8,427,960	Corporate Bonds	Open/Demand(a)
RBC Capital Markets, LLC	2.34	06/28/18	Open	27,600,000	27,660,996	Corporate Bonds	Open/Demand(a)
RBC Capital Markets, LLC	2.34	06/28/18	Open	16,702,600	16,739,513	Corporate Bonds	Open/Demand(a)
Barclays Bank plc	2.55	07/03/18	Open	25,610,500	25,659,480	Corporate Bonds	Open/Demand(a)
RBC Capital Markets, LLC	2.34	07/13/18	Open	4,157,200	4,162,334	Corporate Bonds	Open/Demand(a)
BNP Paribas SA	2.50	07/17/18	Open	23,218,750	23,218,750	Corporate Bonds	Open/Demand(a)
RBC Capital Markets, LLC	2.34	07/17/18	Open	2,820,000	2,822,750	Corporate Bonds	Open/Demand(a)
RBC Capital Markets, LLC	2.34	07/17/18	Open	8,975,000	8,983,167	Corporate Bonds	Open/Demand(a)
RBC Capital Markets, LLC	2.34	07/23/18	Open	9,400,000	9,405,499	Corporate Bonds	Open/Demand(a)
RBC Capital Markets, LLC	2.34	07/23/18	Open	14,100,000	14,108,249	Corporate Bonds	Open/Demand(a)
RBC Capital Markets, LLC	2.34	07/23/18	Open	8,925,300	8,930,521	Corporate Bonds	Open/Demand(a)
RBC Capital Markets, LLC	2.34	07/23/18	Open	6,885,500	6,889,528	Corporate Bonds	Open/Demand(a)
RBC Capital Markets, LLC	2.34	07/23/18	Open	4,700,000	4,702,750	Corporate Bonds	Open/Demand(a)
RBC Capital Markets, LLC	2.34	07/23/18	Open	9,400,000	9,405,499	Corporate Bonds	Open/Demand(a)

44	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Credit Fund

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Underlying Collateral	Remaining Contractual Maturity of the Agreements
RBC Capital Markets, LLC	2.60%	07/25/18	Open	$2,340,000	$2,341,183	Corporate Bonds	Open/Demand(a)
BNP Paribas SA	2.30%	07/26/18	Open	1,845,000	1,845,707	Corporate Bonds	Open/Demand(a)
BNP Paribas SA	2.30%	07/26/18	Open	1,850,000	1,850,709	Corporate Bonds	Open/Demand(a)
BNP Paribas SA	2.30%	07/26/18	Open	1,880,000	1,880,721	Corporate Bonds	Open/Demand(a)
BNP Paribas SA	2.30%	07/26/18	Open	11,645,640	11,650,104	Corporate Bonds	Open/Demand(a)
BNP Paribas SA	2.30%	07/26/18	Open	1,860,000	1,860,713	Corporate Bonds	Open/Demand(a)
BNP Paribas SA	2.30%	07/26/18	Open	1,872,500	1,873,218	Corporate Bonds	Open/Demand(a)
BNP Paribas SA	2.30%	07/26/18	Open	1,957,500	1,958,250	Corporate Bonds	Open/Demand(a)
BNP Paribas SA	2.30%	07/26/18	Open	1,855,000	1,855,711	Corporate Bonds	Open/Demand(a)
BNP Paribas SA	2.30%	07/26/18	Open	1,852,500	1,853,210	Corporate Bonds	Open/Demand(a)
BNP Paribas SA	2.30%	07/26/18	Open	13,875,000	13,880,319	Corporate Bonds	Open/Demand(a)
BNP Paribas SA	2.30%	07/26/18	Open	1,840,000	1,840,705	Corporate Bonds	Open/Demand(a)
BNP Paribas SA	2.30%	07/26/18	Open	4,531,250	4,532,987	Corporate Bonds	Open/Demand(a)
BNP Paribas SA	2.30%	07/26/18	Open	1,830,000	1,830,702	Corporate Bonds	Open/Demand(a)
BNP Paribas SA	2.30%	07/26/18	Open	4,817,813	4,819,660	Corporate Bonds	Open/Demand(a)
BNP Paribas SA	2.30%	07/26/18	Open	12,665,000	12,669,855	Corporate Bonds	Open/Demand(a)
BNP Paribas SA	2.30%	07/26/18	Open	7,496,175	7,499,049	Corporate Bonds	Open/Demand(a)
BNP Paribas SA	2.30%	07/26/18	Open	10,012,500	10,016,338	Corporate Bonds	Open/Demand(a)
BNP Paribas SA	2.30%	07/26/18	Open	1,900,000	1,900,728	Corporate Bonds	Open/Demand(a)
BNP Paribas SA	2.30%	07/26/18	Open	6,641,250	6,643,796	Corporate Bonds	Open/Demand(a)
RBC Capital Markets, LLC	2.60%	07/27/18	Open	17,340,000	17,346,262	Corporate Bonds	Open/Demand(a)
RBC Capital Markets, LLC	2.60%	07/27/18	Open	18,750,000	18,756,771	Corporate Bonds	Open/Demand(a)
MUFG Securities Americas, Inc.	2.55%	07/30/18	Open	4,636,588	4,636,916	Corporate Bonds	Open/Demand(a)
RBC Capital Markets, LLC	2.34%	07/30/18	Open	9,325,000	9,325,606	Corporate Bonds	Open/Demand(a)
BNP Paribas SA	1.75%	07/31/18	08/01/18	52,892,000	52,894,571	U.S. Treasury Obligations	Overnight
RBC Capital Markets, LLC	2.34%	07/31/18	Open	1,850,000	1,850,120	Corporate Bonds	Open/Demand(a)
RBC Capital Markets, LLC	2.34%	07/31/18	Open	1,820,000	1,820,118	Corporate Bonds	Open/Demand(a)
RBC Capital Markets, LLC	2.34%	07/31/18	Open	1,805,000	1,805,117	Corporate Bonds	Open/Demand(a)
RBC Capital Markets, LLC	2.34%	07/31/18	Open	1,820,000	1,820,118	Corporate Bonds	Open/Demand(a)
RBC Capital Markets, LLC	2.34%	07/31/18	Open	1,775,000	1,775,115	Corporate Bonds	Open/Demand(a)
RBC Capital Markets, LLC	2.34%	07/31/18	Open	1,860,000	1,860,121	Corporate Bonds	Open/Demand(a)
RBC Capital Markets, LLC	2.34%	07/31/18	Open	1,820,000	1,820,118	Corporate Bonds	Open/Demand(a)
RBC Capital Markets, LLC	2.34%	07/31/18	Open	1,850,000	1,850,120	Corporate Bonds	Open/Demand(a)
RBC Capital Markets, LLC	2.34%	07/31/18	Open	1,820,000	1,820,118	Corporate Bonds	Open/Demand(a)
RBC Capital Markets, LLC	2.34%	07/31/18	Open	1,830,000	1,830,119	Corporate Bonds	Open/Demand(a)
RBC Capital Markets, LLC	2.34%	07/31/18	Open	1,870,000	1,870,122	Corporate Bonds	Open/Demand(a)
RBC Capital Markets, LLC	2.34%	07/31/18	Open	1,890,000	1,890,123	Corporate Bonds	Open/Demand(a)
RBC Capital Markets, LLC	2.34%	07/31/18	Open	1,850,000	1,850,120	Corporate Bonds	Open/Demand(a)
RBC Capital Markets, LLC	2.34%	07/31/18	Open	1,890,000	1,890,123	Corporate Bonds	Open/Demand(a)
RBC Capital Markets, LLC	2.34%	07/31/18	Open	1,960,000	1,960,127	Corporate Bonds	Open/Demand(a)

				$445,111,778	$445,430,364

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
EURO STOXX 50 Index	3	09/21/18	$124	$3,444
STOXX 600 Banks Index	5	09/21/18	49	1,646

				5,090

Short Contracts
Euro-Bobl	596	09/06/18	91,723	(86,264)
Euro-BTP	28	09/06/18	4,168	(97,884)
Euro-Bund	584	09/06/18	110,343	(309,274)
Euro-Schatz	7	09/06/18	916	876
U.S. Treasury 10 Year Note	443	09/19/18	52,904	(112,118)
U.S. Treasury 10 Year Ultra Note	105	09/19/18	13,346	(78,754)

SCHEDULE OF INVESTMENTS	45

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Credit Fund

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
U.S. Treasury Long Bond	60	09/19/18	$8,578	$(90,705)
S&P 500 E-Mini Index	71	09/21/18	10,001	(360,511)
Long Gilt	209	09/26/18	33,654	(12,502)
U.S. Treasury 2 Year Note	39	09/28/18	8,244	12,181
U.S. Treasury 5 Year Note	109	09/28/18	12,331	115,769

				(1,019,186)

				$(1,014,096)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	792,784	EUR	677,000	BNP Paribas SA	08/02/18	$1,134
EUR	20,560,000	USD	24,037,457	Citibank NA	08/06/18	11,252
GBP	21,704,000	USD	28,449,820	BNP Paribas SA	08/06/18	42,353
GBP	5,683,162	USD	7,449,432	Deutsche Bank AG	08/06/18	11,204
GBP	7,443,000	USD	9,758,563	Morgan Stanley & Co. International plc	08/06/18	12,320
GBP	11,618,000	USD	15,247,463	Toronto Dominion Bank	08/06/18	4,199
USD	6,267,538	EUR	5,337,248	BNP Paribas SA	08/06/18	24,643
USD	24,052,878	EUR	20,471,000	State Street Bank and Trust Co.	08/06/18	108,271
USD	28,555,953	GBP	21,704,000	BNP Paribas SA	08/06/18	63,780
USD	7,477,450	GBP	5,683,162	Deutsche Bank AG	08/06/18	16,814
USD	9,792,591	GBP	7,443,000	Morgan Stanley & Co. International plc	08/06/18	21,708
USD	17,421,448	GBP	13,106,000	Standard Chartered Bank	08/06/18	216,397
USD	2,094,853	GBP	1,576,000	State Street Bank and Trust Co.	08/06/18	25,941
USD	135,364	CNY	905,000	Royal Bank of Scotland	08/07/18	2,436
USD	155,582,973	EUR	132,319,000	BNP Paribas SA	09/06/18	432,552
USD	633,423,552	EUR	538,408,000	Citibank NA	09/06/18	2,114,157
USD	13,385,703	EUR	11,379,768	Deutsche Bank AG	09/06/18	42,375
USD	264,134,295	EUR	224,465,000	Morgan Stanley & Co. International plc	09/06/18	938,237
USD	25,397,433	EUR	21,631,000	UBS AG	09/06/18	34,040
USD	153,948,477	GBP	116,893,301	Citibank NA	09/06/18	284,254
USD	1,412,469	EUR	1,198,938	HSBC Bank plc	09/13/18	5,954
USD	3,008,180	HKD	23,553,000	HSBC Bank plc	09/13/18	4,431
USD	738,904	IDR	10,397,117,391	Bank of America NA	09/14/18	20,442
USD	1,224,790	IDR	17,916,230,885	Citibank NA	12/14/18	2,921

						4,441,815

EUR	18,116,000	USD	21,211,800	BNP Paribas SA	08/03/18	(26,341)
EUR	118,378,557	USD	138,919,220	BNP Paribas SA	08/06/18	(453,683)
EUR	538,408,000	USD	632,010,231	Citibank NA	08/06/18	(2,242,860)
EUR	11,379,768	USD	13,355,751	Deutsche Bank AG	08/06/18	(45,015)
EUR	224,465,000	USD	263,548,285	Morgan Stanley & Co. International plc	08/06/18	(995,104)
EUR	21,631,000	USD	25,340,716	UBS AG	08/06/18	(39,276)
GBP	116,893,301	USD	153,754,434	Citibank NA	08/06/18	(301,423)
USD	133,044,763	EUR	114,203,000	BNP Paribas SA	08/06/18	(536,690)
USD	649,492,868	EUR	558,968,000	Citibank NA	08/06/18	(4,323,212)
USD	13,218,397	EUR	11,379,768	Deutsche Bank AG	08/06/18	(92,339)
USD	260,587,058	EUR	224,465,000	Morgan Stanley & Co. International plc	08/06/18	(1,966,122)
USD	153,120,873	GBP	116,893,301	Citibank NA	08/06/18	(332,139)
EUR	4,167,871	USD	4,902,000	BNP Paribas SA	09/06/18	(14,970)
GBP	21,704,000	USD	28,592,459	BNP Paribas SA	09/06/18	(61,069)
GBP	5,683,162	USD	7,486,884	Deutsche Bank AG	09/06/18	(15,980)
GBP	7,443,000	USD	9,805,101	Morgan Stanley & Co. International plc	09/06/18	(20,769)
USD	15,266,645	GBP	11,618,000	Toronto Dominion Bank	09/06/18	(6,009)
USD	8,206,897	EUR	7,060,000	Morgan Stanley & Co. International plc	09/13/18	(75,429)
IDR	10,397,117,391	USD	719,474	Citibank NA	09/14/18	(1,012)

						(11,549,442)

	Net Unrealized Depreciation					$(7,107,627)

46	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Credit Fund

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
EURO STOXX 50 Index	470	08/17/18	EUR	3,550.00	EUR	16,570	$87,111
EURO STOXX 50 Index	941	08/17/18	EUR	3,600.00	EUR	33,175	50,616
EURO STOXX 50 Index	1,385	08/17/18	EUR	3,750.00	EUR	48,828	3,239
iShares iBoxx $ Investment Grade Corporate Bond ETF	1,500	08/17/18	USD	115.00	USD	17,364	116,250
Lions Gate Entertainment Corp.	600	08/17/18	USD	30.00	USD	1,431	4,500
NXP Semiconductors NV	1,000	08/17/18	USD	105.00	USD	9,534	17,500
NXP Semiconductors NV	1,600	08/17/18	USD	120.00	USD	15,328	4,800
S&P 500 Index	176	08/17/18	USD	2,850.00	USD	49,567	117,920
CBOE Volatility Index	1,750	08/22/18	USD	23.00	USD	2,245	48,125
CBS Corp.	750	09/21/18	USD	62.50	USD	3,950	11,250
CBS Corp.	1,000	09/21/18	USD	60.00	USD	5,267	31,500
iShares 20+ Year Treasury Bond ETF	1,750	09/21/18	USD	126.00	USD	20,948	21,875
Lions Gate Entertainment Corp.	2,950	09/21/18	USD	30.00	USD	7,036	88,500
CBS Corp.	400	10/19/18	USD	62.50	USD	2,107	14,400
Celgene Corp.	425	10/19/18	USD	105.00	USD	3,829	24,013
CenturyLink, Inc.	2,000	10/19/18	USD	22.00	USD	3,754	23,000
iShares 20+ Year Treasury Bond ETF	500	10/19/18	USD	128.00	USD	5,985	7,750
Rite Aid Corp.	4,500	10/19/18	USD	2.00	USD	905	90,000
Allergan plc	182	11/16/18	USD	190.00	USD	3,360	144,690
CBS Corp.	1,750	12/21/18	USD	65.00	USD	9,217	96,250
Lions Gate Entertainment Corp.	2,750	12/21/18	USD	30.00	USD	6,559	185,625
NXP Semiconductors NV	500	01/18/19	USD	115.00	USD	4,790	92,000

							1,280,914

Put
Discovery Communications, Inc.	650	08/17/18	USD	25.00	USD	1,728	29,250
EURO STOXX 50 Index	412	08/17/18	EUR	3,475.00	EUR	14,525	66,003
EURO STOXX 50 Index	420	08/17/18	EUR	3,450.00	EUR	14,807	47,885
EURO STOXX 50 Index	499	08/17/18	EUR	3,200.00	EUR	17,592	7,877
EURO STOXX 50 Index	570	08/17/18	EUR	3,400.00	EUR	20,095	35,993
EURO STOXX 50 Index	610	08/17/18	EUR	3,350.00	EUR	21,505	23,896
Financial Select Sector SPDR Fund	2,500	08/17/18	USD	26.00	USD	6,988	8,750
Industrial Select Sector SPDR Fund	750	08/17/18	USD	70.00	USD	5,687	5,250
iShares iBoxx $ High Yield Corporate Bond ETF	3,500	08/17/18	USD	84.00	USD	30,142	21,000
iShares iBoxx $ High Yield Corporate Bond ETF	7,417	08/17/18	USD	85.00	USD	63,875	59,336
iShares MSCI Emerging Markets ETF	1,750	08/17/18	USD	42.00	USD	7,851	14,000
iShares Russell 2000 ETF	250	08/17/18	USD	154.00	USD	4,147	4,500
iShares Russell 2000 ETF	500	08/17/18	USD	164.00	USD	8,294	56,250
iShares Russell 2000 ETF	1,150	08/17/18	USD	158.00	USD	19,075	39,100
PowerShares QQQ Trust	500	08/17/18	USD	172.00	USD	8,823	63,500
PowerShares QQQ Trust	750	08/17/18	USD	162.00	USD	13,234	19,125
PowerShares QQQ Trust	850	08/17/18	USD	165.00	USD	14,998	34,000
S&P 500 Index	71	08/17/18	USD	2,720.00	USD	19,996	37,985
S&P 500 Index	71	08/17/18	USD	2,675.00	USD	19,996	21,300
S&P 500 Index	105	08/17/18	USD	2,770.00	USD	29,571	109,725
S&P 500 Index	128	08/17/18	USD	2,650.00	USD	36,049	31,680
SPDR S&P 500 ETF Trust	500	08/17/18	USD	265.00	USD	14,067	13,250
SPDR S&P 500 ETF Trust	650	08/17/18	USD	273.00	USD	18,286	36,725
Sprint Corp.	4,000	08/17/18	USD	5.00	USD	2,172	18,000
Uniti Group, Inc.	1,400	08/17/18	USD	12.50	USD	2,475	17,500
Valeant Pharmaceuticals International, Inc.	1,300	08/17/18	USD	19.00	USD	2,826	34,450
VanEck Vectors Semiconductor ETF	500	08/17/18	USD	93.00	USD	5,344	4,250
VanEck Vectors Semiconductor ETF	850	08/17/18	USD	98.00	USD	9,084	24,225
Walt Disney Co. (The)	500	08/17/18	USD	97.50	USD	5,678	4,250
Euro-Bund	732	08/24/18	EUR	159.50	EUR	73,200	85,596
U.S. Treasury 10 Year Note	200	08/24/18	USD	117.50	USD	20,000	6,250
U.S. Treasury 10 Year Note	900	08/24/18	USD	118.50	USD	90,000	112,500
U.S. Treasury 5 Year Note	300	08/24/18	USD	113.50	USD	30,000	145,312
iShares Russell 2000 ETF	500	08/31/18	USD	162.00	USD	8,294	63,250
PowerShares QQQ Trust	750	08/31/18	USD	174.00	USD	13,234	188,250
Bausch Health Cos., Inc.	650	09/21/18	USD	20.00	USD	1,413	51,025
Charter Communications, Inc.	173	09/21/18	USD	260.00	USD	5,269	20,328

SCHEDULE OF INVESTMENTS	47

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Credit Fund

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Charter Communications, Inc.	250	09/21/18	USD	220.00	USD	7,615	$10,000
Citigroup, Inc.	1,000	09/21/18	USD	57.50	USD	7,189	5,000
Envision Healthcare Corp.	300	09/21/18	USD	30.00	USD	1,328	26,250
iShares JP Morgan USD Emerging Markets Bond ETF	500	09/21/18	USD	104.00	USD	5,453	12,500
iShares JP Morgan USD Emerging Markets Bond ETF	500	09/21/18	USD	106.00	USD	5,453	26,250
iShares JP Morgan USD Emerging Markets Bond ETF	850	09/21/18	USD	105.00	USD	9,270	31,875
Lions Gate Entertainment Corp.	2,050	09/21/18	USD	22.50	USD	4,889	164,000
S&P 500 Index	71	09/21/18	USD	2,720.00	USD	19,996	133,480
Teva Pharmaceutical Industries Ltd.	1,200	09/21/18	USD	21.00	USD	2,873	58,800
Thermo Fisher Scientific, Inc.	175	09/21/18	USD	180.00	USD	4,104	3,500
U.S. Treasury 10 Year Note	350	09/21/18	USD	119.00	USD	35,000	185,938
U.S. Treasury 10 Year Note	2,650	09/21/18	USD	118.50	USD	265,000	910,938
VanEck Vectors Semiconductor ETF	650	09/21/18	USD	98.00	USD	6,947	75,075
Walt Disney Co. (The)	500	09/21/18	USD	100.00	USD	5,678	18,250
Endo International plc	750	10/19/18	USD	7.00	USD	1,217	9,375
First Quantum Minerals Ltd.	400	10/19/18	CAD	14.00	CAD	553	5,227
First Quantum Minerals Ltd.	500	10/19/18	CAD	17.00	CAD	50	19,410
First Quantum Minerals Ltd.	750	10/19/18	CAD	19.00	CAD	75	59,384
First Quantum Minerals Ltd.	1,125	10/19/18	CAD	18.00	CAD	113	63,997
iShares iBoxx $ High Yield Corporate Bond ETF	1,000	10/19/18	USD	83.00	USD	8,612	30,000
iShares iBoxx $ High Yield Corporate Bond ETF	1,150	10/19/18	USD	84.00	USD	9,904	58,075
iShares iBoxx $ Investment Grade Corporate Bond ETF	750	10/19/18	USD	113.00	USD	8,682	31,875
iShares JP Morgan USD Emerging Markets Bond ETF	300	10/19/18	USD	104.00	USD	3,272	15,000
iShares U.S. Preferred Stock ETF	1,500	10/19/18	USD	35.00	USD	5,639	18,750
iShares U.S. Preferred Stock ETF	5,500	10/19/18	USD	36.00	USD	20,675	82,500
Mattel, Inc.	500	10/19/18	USD	11.00	USD	794	5,000
Mattel, Inc.	750	10/19/18	USD	12.00	USD	1,190	13,125
Mattel, Inc.	750	10/19/18	USD	14.00	USD	1,190	37,500
Western Digital Corp.	250	10/19/18	USD	67.50	USD	1,754	67,375
Sprint Corp.	1,500	11/16/18	USD	5.00	USD	815	25,500
AMC Networks, Inc.	286	12/21/18	USD	65.00	USD	1,724	198,770
Citigroup, Inc.	750	12/21/18	USD	57.50	USD	5,392	29,250
General Motors Co.	227	12/21/18	USD	40.00	USD	861	85,692
First Quantum Minerals Ltd.	350	01/18/19	CAD	17.00	CAD	35	28,923
iShares JP Morgan USD Emerging Markets Bond ETF	1,550	01/18/19	USD	100.00	USD	16,904	89,125
iShares U.S. Preferred Stock ETF	1,500	01/18/19	USD	36.00	USD	5,639	45,000
Mattel, Inc.	1,250	01/18/19	USD	14.00	USD	1,984	128,125
Sprint Corp.	1,250	01/18/19	USD	5.00	USD	679	37,500
Uniti Group, Inc.	500	01/18/19	USD	12.50	USD	884	45,000

							4,452,900

							$5,733,814

OTC Credit Default Swaptions Purchased

	Received by the Fund		Paid by the Fund		Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Description	Rate/Reference	Frequency	Rate/Reference	Frequency
Put
Bought Protection on 5-Year Credit Default Swap	1.00%	Quarterly	ITRAXX.EUROPE.29.V1	Quarterly	Citibank NA	08/15/18	EUR	65.00	EUR	102,000	$35,498
Bought Protection on 5-Year Credit Default Swap	5.00	Quarterly	CDX.NA.HY.30.V1	Quarterly	Goldman Sachs International	08/15/18	USD	105.50	USD	40,000	14,696
Bought Protection on 5-Year Credit Default Swap	5.00	Quarterly	CDX.NA.HY.30.V1	Quarterly	Goldman Sachs International	08/15/18	USD	106.00	USD	30,000	16,943

											$67,137

48	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Credit Fund

OTC Interest Rate Swaptions Purchased

	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Description	Rate	Frequency	Rate	Frequency
Put
5-Year Interest Rate Swap	3.15%	Semi Annual	3 month LIBOR	Quarterly	Citibank NA	01/24/19	3.15%	USD	35,000	$176,967
10-Year Interest Rate Swap	3.20	Semi Annual	3 month LIBOR	Quarterly	Citibank NA	01/24/19	3.20	USD	40,000	375,339

										$552,306

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
NXP Semiconductors NV	1,000	08/17/18	USD	125.00	USD	9,580	$(1,500)
S&P 500 Index	55	08/17/18	USD	2,800.00	USD	15,490	(177,100)
Celgene Corp.	425	10/19/18	USD	120.00	USD	3,829	(4,250)
VMware, Inc.	338	10/19/18	USD	150.00	USD	4,887	(197,730)
Allergan plc	182	11/16/18	USD	210.00	USD	3,360	(46,046)
NXP Semiconductors NV	500	01/18/19	USD	125.00	USD	4,790	(37,500)

							(464,126)

Put
EURO STOXX 50 Index	412	08/17/18	EUR	3,300.00	EUR	14,525	(10,840)
EURO STOXX 50 Index	420	08/17/18	EUR	3,275.00	EUR	14,807	(9,823)
EURO STOXX 50 Index	610	08/17/18	EUR	3,250.00	EUR	21,505	(13,196)
Industrial Select Sector SPDR Fund	750	08/17/18	USD	65.00	USD	5,687	(4,125)
iShares iBoxx $ High Yield Corporate Bond ETF	1,250	08/17/18	USD	79.00	USD	10,765	(7,500)
iShares iBoxx $ High Yield Corporate Bond ETF	1,500	08/17/18	USD	81.00	USD	12,918	(5,250)
iShares Russell 2000 ETF	750	08/17/18	USD	138.00	USD	12,440	(2,625)
iShares Russell 2000 ETF	1,150	08/17/18	USD	148.00	USD	19,075	(9,775)
PowerShares QQQ Trust	500	08/17/18	USD	160.00	USD	8,823	(9,250)
PowerShares QQQ Trust	750	08/17/18	USD	142.00	USD	13,234	(2,250)
PowerShares QQQ Trust	850	08/17/18	USD	150.00	USD	14,998	(4,675)
SPDR S&P 500 ETF Trust	500	08/17/18	USD	250.00	USD	14,067	(5,250)
SPDR S&P 500 ETF Trust	650	08/17/18	USD	266.00	USD	18,286	(18,525)
VanEck Vectors Semiconductor ETF	850	08/17/18	USD	88.00	USD	9,084	(3,400)
iShares Russell 2000 ETF	500	08/31/18	USD	152.00	USD	8,294	(17,500)
PowerShares QQQ Trust	750	08/31/18	USD	160.00	USD	13,234	(39,000)
iShares JP Morgan USD Emerging Markets Bond ETF	500	09/21/18	USD	100.00	USD	5,453	(10,000)
AMC Networks, Inc.	286	12/21/18	USD	55.00	USD	1,724	(60,060)
General Motors Co.	227	12/21/18	USD	30.00	USD	861	(7,831)
Mattel, Inc.	1,250	01/18/19	USD	10.00	USD	1,984	(31,250)
NXP Semiconductors NV	500	01/18/19	USD	100.00	USD	4,790	(458,750)

							(730,875)

							$(1,195,001)

OTC Credit Default Swaptions Written

	Received by the Fund		Paid by the Fund		Counterparty	Expiration Date	Credit Rating (a)	Exercise Price	Notional Amount (000) (b)		Value
Description	Rate/Reference	Frequency	Rate/Reference	Frequency
Put
Sold Protection on 5-Year Credit Default Swap	ITRAXX.EUROPE.29.V1	Quarterly	1.00%	Quarterly	Citibank NA	08/15/18	NR	EUR 80.00	EUR	102,000	$(13,032)
Sold Protection on 5-Year Credit Default Swap	CDX.NA.HY.30.V1	Quarterly	5.00	Quarterly	Goldman Sachs International	08/15/18	NR	USD 100.00	USD	40,000	(1,162)
Sold Protection on 5-Year Credit Default Swap	CDX.NA.HY.30.V1	Quarterly	5.00	Quarterly	Goldman Sachs International	08/15/18	NR	USD 101.00	USD	30,000	(1,731)

											$(15,925)

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

SCHEDULE OF INVESTMENTS	49

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Credit Fund

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
ITRAXX.EUR.CROSSOVER.29.V1	5.00%	Quarterly	06/20/23	EUR	137,555	$(16,355,597)	$(16,490,244)	$134,647
CDX.NA.IG.30.V1	1.00	Quarterly	06/20/23	USD	150,000	(3,010,000)	(2,575,268)	(434,732)
CDX.NA.HY.30.V1	5.00	Quarterly	06/20/23	USD	134,250	(10,253,926)	(8,532,213)	(1,721,713)
ITRAXX.EUR.29.V1	1.00	Quarterly	06/20/23	EUR	106,250	(2,491,537)	(2,191,941)	(299,596)

						$(32,111,060)	$(29,789,666)	$(2,321,394)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
ITRAXX.EUR.CROSSOVER.28.V1	5.00%	Quarterly	12/20/22	NR	EUR	55,480	$7,037,331	$7,232,078	$(194,747)
ITRAXX.EUR.28.V1	1.00	Quarterly	12/20/22	NR	EUR	67,530	1,753,102	1,585,799	167,303
ITRAXX.FINSR.29.V1	1.00	Quarterly	06/20/23	NR	EUR	12,860	203,743	74,414	129,329

							$8,994,176	$8,892,291	$101,885

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1.22%	Semi Annual	3 month LIBOR	Quarterly	08/14/18	USD	6,300	$(420)	$—	$(420)
1.89	Semi Annual	3 month LIBOR	Quarterly	09/11/19	USD	5,000	24,933	—	24,933
1.99	Semi Annual	3 month LIBOR	Quarterly	09/23/19	USD	7,500	26,423	—	26,423
1.78	Semi Annual	3 month LIBOR	Quarterly	12/23/19	USD	6,000	85,675	—	85,675
1.44	Semi Annual	3 month LIBOR	Quarterly	01/22/20	USD	2,480	49,201	—	49,201
3 month LIBOR	Quarterly	1.44%	Semi Annual	01/22/20	USD	2,790	(55,394)	—	(55,394)
1.67	Semi Annual	3 month LIBOR	Quarterly	02/13/20	USD	1,930	28,061	—	28,061
1.69	Semi Annual	3 month LIBOR	Quarterly	02/20/20	USD	4,000	57,185	—	57,185
1.65	Semi Annual	3 month LIBOR	Quarterly	04/20/20	USD	4,000	64,901	—	64,901
1.69	Semi Annual	3 month LIBOR	Quarterly	05/29/20	USD	6,000	131,421	—	131,421
1.92	Semi Annual	3 month LIBOR	Quarterly	06/12/20	USD	4,000	70,740	—	70,740
1.54	Semi Annual	3 month LIBOR	Quarterly	11/04/20	USD	9,000	284,397	—	284,397
2.38	Semi Annual	3 month LIBOR	Quarterly	09/23/21	USD	1,000	10,818	—	10,818
1.91	Semi Annual	3 month LIBOR	Quarterly	02/13/22	USD	2,080	65,572	—	65,572
1.80	Semi Annual	3 month LIBOR	Quarterly	04/02/22	USD	3,000	109,024	—	109,024
1.86	Semi Annual	3 month LIBOR	Quarterly	04/20/22	USD	3,000	102,840	—	102,840
1.92	Semi Annual	3 month LIBOR	Quarterly	01/22/25	USD	920	58,403	—	58,403
1.92	Semi Annual	3 month LIBOR	Quarterly	01/22/25	USD	4,230	268,650	—	268,650
2.01	Semi Annual	3 month LIBOR	Quarterly	10/23/25	USD	8,200	490,954	—	490,954
2.20	Semi Annual	3 month LIBOR	Quarterly	04/20/27	USD	1,500	86,137	—	86,137
2.20	Semi Annual	3 month LIBOR	Quarterly	04/20/27	USD	1,200	69,391	—	69,391

							$2,028,912	$—	$2,028,912

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Dow Chemical Co. (The)	1.00%	Quarterly	JP Morgan Chase Bank NA	09/20/18	USD	5,000	$(12,190)	$(643)	$(11,547)
Cardinal Health, Inc.	1.00	Quarterly	Barclays Bank plc	12/20/18	USD	15,000	(66,475)	(34,420)	(32,055)
Dell, Inc.	1.00	Quarterly	Goldman Sachs Bank USA	12/20/18	USD	4,000	(16,231)	8,083	(24,314)

50	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Credit Fund

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
International Business Machines Corp.	1.00%	Quarterly	Goldman Sachs International	12/20/18	USD	15,000	$(73,526)	$(34,420)	$(39,106)
Microsoft Corp.	1.00	Quarterly	Credit Suisse International	12/20/18	USD	11,841	(58,460)	(26,240)	(32,220)
Microsoft Corp.	1.00	Quarterly	Goldman Sachs International	12/20/18	USD	3,159	(15,595)	(7,126)	(8,469)
Sony Corp.	1.00	Quarterly	JP Morgan Chase Bank NA	03/20/19	JPY	2,000,000	(127,743)	252,054	(379,797)
Southwest Airlines Co.	1.00	Quarterly	Credit Suisse International	12/20/19	USD	10,000	(129,284)	(46,042)	(83,242)
Raytheon Co.	1.00	Quarterly	Goldman Sachs Bank USA	03/20/20	USD	15,555	(251,744)	(205,413)	(46,331)
Raytheon Co.	1.00	Quarterly	Goldman Sachs Bank USA	03/20/20	USD	15,485	(250,612)	(204,427)	(46,185)
Boston Scientific Corp.	1.00	Quarterly	JP Morgan Chase Bank NA	06/20/20	USD	15,000	(263,003)	(135,458)	(127,545)
Mattel, Inc.	1.00	Quarterly	JP Morgan Chase Bank NA	06/20/20	USD	4,800	(17,148)	26,133	(43,281)
Mattel, Inc.	1.00	Quarterly	JP Morgan Chase Bank NA	06/20/20	USD	4,800	(17,148)	26,133	(43,281)
Sprint Communications, Inc.	5.00	Quarterly	JP Morgan Chase Bank NA	06/20/20	USD	2,875	(222,152)	(212,453)	(9,699)
Constellium NV	5.00	Quarterly	Goldman Sachs International	12/20/20	EUR	2,170	(254,459)	(216,483)	(37,976)
HP, Inc.	1.00	Quarterly	Goldman Sachs International	06/20/21	USD	5,500	(129,668)	151,509	(281,177)
Loews Corp.	1.00	Quarterly	Citibank NA	06/20/21	USD	20,000	(519,818)	(340,584)	(179,234)
Republic of Colombia	1.00	Quarterly	JP Morgan Chase Bank NA	06/20/21	USD	2,700	(33,806)	82,834	(116,640)
Staples, Inc.	5.00	Quarterly	JP Morgan Chase Bank NA	06/20/21	USD	4,800	(279,142)	(134,434)	(144,708)
Stena AB	5.00	Quarterly	Goldman Sachs International	06/20/21	EUR	1,410	(79,278)	(64,983)	(14,295)
Stena AB	5.00	Quarterly	Goldman Sachs International	06/20/21	EUR	210	(11,807)	(8,731)	(3,076)
United Mexican States	1.00	Quarterly	Credit Suisse International	06/20/21	USD	5,000	(49,674)	79,691	(129,365)
Constellium NV	5.00	Quarterly	Citibank NA	12/20/21	EUR	3,960	(558,450)	(494,389)	(64,061)
Constellium NV	5.00	Quarterly	Goldman Sachs International	12/20/21	EUR	2,880	(406,146)	(378,747)	(27,399)
Frontier Communications Corp.	5.00	Quarterly	Barclays Bank plc	12/20/21	USD	2,625	425,352	513,934	(88,582)
Frontier Communications Corp.	5.00	Quarterly	JP Morgan Chase Bank NA	12/20/21	USD	1,750	283,568	336,774	(53,206)
Capital One Financial Corp.	1.00	Quarterly	Citibank NA	06/20/22	USD	17,000	(364,903)	(123,098)	(241,805)
Rio Tinto Ltd.	1.00	Quarterly	JP Morgan Chase Bank NA	06/20/22	USD	9,000	(185,187)	(28,943)	(156,244)
CenturyLink, Inc.	1.00	Quarterly	Goldman Sachs International	12/20/22	USD	4,350	313,769	541,428	(227,659)
CenturyLink, Inc.	1.00	Quarterly	JP Morgan Chase Bank NA	12/20/22	USD	2,650	191,146	337,659	(146,513)
CMA CGM SA	5.00	Quarterly	Credit Suisse International	12/20/22	EUR	1,000	49,867	(54,985)	104,852
CMA CGM SA	5.00	Quarterly	Morgan Stanley & Co. International plc	12/20/22	EUR	1,250	62,333	(71,292)	133,625
Staples, Inc.	5.00	Quarterly	Barclays Bank plc	12/20/22	USD	6,078	(14,349)	218,954	(233,303)
Staples, Inc.	5.00	Quarterly	JP Morgan Chase Bank NA	12/20/22	USD	3,472	(8,196)	132,433	(140,629)
Stena AB	5.00	Quarterly	JP Morgan Chase Bank NA	12/20/22	EUR	2,200	(8,900)	33,502	(42,402)
Unitymedia GmbH	5.00	Quarterly	Credit Suisse International	12/20/22	EUR	1,100	(251,289)	(211,803)	(39,486)
AK Steel Holding Corp.	5.00	Quarterly	Goldman Sachs International	06/20/23	USD	2,875	(130,339)	(44,266)	(86,073)
AK Steel Holding Corp.	5.00	Quarterly	Goldman Sachs International	06/20/23	USD	2,875	(130,339)	(37,936)	(92,403)
AK Steel Holding Corp.	5.00	Quarterly	JP Morgan Chase Bank NA	06/20/23	USD	1,885	(85,457)	(47,527)	(37,930)
Altice Luxembourg SA	5.00	Quarterly	Barclays Bank plc	06/20/23	EUR	1,400	12,544	(662)	13,206
Altice Luxembourg SA	5.00	Quarterly	Barclays Bank plc	06/20/23	EUR	1,830	16,397	(4,333)	20,730
Altice Luxembourg SA	5.00	Quarterly	Goldman Sachs International	06/20/23	EUR	850	7,616	9,929	(2,313)
Anadarko Petroleum Corp.	1.00	Quarterly	JP Morgan Chase Bank NA	06/20/23	USD	10,050	(173,241)	(21,749)	(151,492)
Anglo American Capital plc	5.00	Quarterly	Barclays Bank plc	06/20/23	EUR	7,260	(1,487,297)	(1,511,548)	24,251
ArcelorMittal	5.00	Quarterly	Barclays Bank plc	06/20/23	EUR	2,300	(467,931)	(444,038)	(23,893)
Banco Bilbao Vizcay a Argentaria SA	1.00	Quarterly	Citibank NA	06/20/23	EUR	4,550	277,702	271,484	6,218
Bayerische Motoren Werke AG	1.00	Quarterly	Barclays Bank plc	06/20/23	EUR	9,530	(336,324)	(221,279)	(115,045)
Bayerische Motoren Werke AG	1.00	Quarterly	BNP Paribas SA	06/20/23	EUR	4,600	(116,243)	(93,200)	(23,043)
Bayerische Motoren Werke AG	1.00	Quarterly	Citibank NA	06/20/23	EUR	4,600	(116,243)	(95,828)	(20,415)
Cable & Wireless Ltd.	5.00	Quarterly	Goldman Sachs International	06/20/23	EUR	2,620	(522,149)	(476,731)	(45,418)
CBS Corp.	1.00	Quarterly	Goldman Sachs International	06/20/23	USD	15,000	(189,675)	(53,351)	(136,324)
Citigroup, Inc.	1.00	Quarterly	Goldman Sachs International	06/20/23	USD	15,000	(347,445)	(296,973)	(50,472)
CMA CGM SA	5.00	Quarterly	Citibank NA	06/20/23	EUR	900	69,247	2,515	66,732
CMA CGM SA	5.00	Quarterly	Credit Suisse International	06/20/23	EUR	2,300	175,938	191,520	(15,582)
CSC Holdings LLC	5.00	Quarterly	Goldman Sachs International	06/20/23	USD	4,350	(403,822)	(333,939)	(69,883)
CSC Holdings LLC	5.00	Quarterly	JP Morgan Chase Bank NA	06/20/23	USD	4,350	(403,822)	(343,432)	(60,390)
Daimler AG	1.00	Quarterly	Barclays Bank plc	06/20/23	EUR	2,300	(35,172)	(23,132)	(12,040)
Daimler AG	1.00	Quarterly	BNP Paribas SA	06/20/23	EUR	9,530	(145,734)	(150,297)	4,563
Daimler AG	1.00	Quarterly	Goldman Sachs International	06/20/23	EUR	4,600	(70,343)	(55,329)	(15,014)
Daimler AG	1.00	Quarterly	JP Morgan Chase Bank NA	06/20/23	EUR	2,300	(35,172)	(24,514)	(10,658)
Deutsche Lufthansa AG	1.00	Quarterly	JP Morgan Chase Bank NA	06/20/23	EUR	11,200	(185,360)	(177,000)	(8,360)
Enel SpA	1.00	Quarterly	Citibank NA	06/20/23	EUR	4,600	(55,908)	20,756	(76,664)
Enel SpA	1.00	Quarterly	Goldman Sachs International	06/20/23	EUR	4,630	(56,272)	(25,827)	(30,445)
Enel SpA	1.00	Quarterly	Morgan Stanley & Co. International plc	06/20/23	EUR	9,100	(110,601)	25,122	(135,723)

SCHEDULE OF INVESTMENTS	51

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Credit Fund

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Enel SpA	1.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/23	EUR	3,870	$(47,036)	$(15,169)	$(31,867)
Ford Motor Co.	5.00	Quarterly	JP Morgan Chase Bank NA	06/20/23	USD	10,000	(1,628,611)	(1,675,749)	47,138
Ford Motor Co.	5.00	Quarterly	JP Morgan Chase Bank NA	06/20/23	USD	8,000	(1,302,889)	(1,328,825)	25,936
Freeport-McMoRan, Inc.	1.00	Quarterly	Goldman Sachs International	06/20/23	USD	4,760	117,462	173,234	(55,772)
Iceland Bondco Plc	5.00	Quarterly	Barclays Bank plc	06/20/23	EUR	710	(55,190)	(44,123)	(11,067)
Iceland Bondco Plc	5.00	Quarterly	Barclays Bank plc	06/20/23	EUR	2,400	(186,559)	(136,673)	(49,886)
Iceland Bondco Plc	5.00	Quarterly	Goldman Sachs International	06/20/23	EUR	900	(69,959)	(59,264)	(10,695)
Intesa Sanpaolo SpA	1.00	Quarterly	JP Morgan Chase Bank NA	06/20/23	EUR	4,800	551,671	529,324	22,347
Intesa Sanpaolo SpA	1.00	Quarterly	JP Morgan Chase Bank NA	06/20/23	EUR	2,200	252,849	238,322	14,527
Intesa Sanpaolo SpA	1.00	Quarterly	JP Morgan Chase Bank NA	06/20/23	EUR	2,200	252,849	239,407	13,442
Intesa Sanpaolo SpA	1.00	Quarterly	JP Morgan Chase Bank NA	06/20/23	EUR	3,144	361,344	339,033	22,311
ITV plc	5.00	Quarterly	Barclays Bank plc	06/20/23	EUR	3,800	(881,481)	(803,584)	(77,897)
L Brands, Inc.	1.00	Quarterly	JP Morgan Chase Bank NA	06/20/23	USD	4,800	366,574	356,846	9,728
LANXESS Aktiengesellschaft	1.00	Quarterly	Barclays Bank plc	06/20/23	EUR	6,096	(113,533)	(115,172)	1,639
LANXESS Aktiengesellschaft	1.00	Quarterly	Goldman Sachs International	06/20/23	EUR	6,097	(113,552)	(122,900)	9,348
Lloyds Banking Group plc	1.00	Quarterly	Citibank NA	06/20/23	EUR	4,600	(22,293)	(2,565)	(19,728)
Marks and Spencer plc	1.00	Quarterly	Credit Suisse International	06/20/23	EUR	9,982	114,343	272,614	(158,271)
Matterhorn Telecom Holding SA	5.00	Quarterly	Citibank NA	06/20/23	EUR	900	(164,052)	(178,181)	14,129
Matterhorn Telecom Holding SA	5.00	Quarterly	Credit Suisse International	06/20/23	EUR	1,410	(257,015)	(221,743)	(35,272)
Matterhorn Telecom Holding SA	5.00	Quarterly	Credit Suisse International	06/20/23	EUR	900	(164,052)	(141,538)	(22,514)
People’s Republic of China	1.00	Quarterly	Goldman Sachs International	06/20/23	USD	16,250	(324,878)	(251,648)	(73,230)
Peugeot SA	5.00	Quarterly	Citibank NA	06/20/23	EUR	6,660	(1,479,833)	(1,452,039)	(27,794)
Peugeot SA	5.00	Quarterly	Goldman Sachs International	06/20/23	EUR	4,640	(1,030,994)	(955,520)	(75,474)
Rio Tinto Ltd.	1.00	Quarterly	JP Morgan Chase Bank NA	06/20/23	USD	19,500	(362,096)	(359,303)	(2,793)
Rite Aid Corp.	5.00	Quarterly	Goldman Sachs International	06/20/23	USD	2,630	192,173	257,259	(65,086)
Rite Aid Corp.	5.00	Quarterly	JP Morgan Chase Bank NA	06/20/23	USD	4,350	317,854	425,505	(107,651)
Rite Aid Corp.	5.00	Quarterly	JP Morgan Chase Bank NA	06/20/23	USD	2,875	210,076	278,750	(68,674)
Smurfit Kappa Acquisitions ULC	5.00	Quarterly	Barclays Bank plc	06/20/23	EUR	900	(210,182)	(220,602)	10,420
Smurfit Kappa Acquisitions ULC	5.00	Quarterly	BNP Paribas SA	06/20/23	EUR	1,400	(326,950)	(324,159)	(2,791)
Smurfit Kappa Acquisitions ULC	5.00	Quarterly	Credit Suisse International	06/20/23	EUR	6,600	(1,541,336)	(1,430,223)	(111,113)
Smurfit Kappa Acquisitions ULC	5.00	Quarterly	Credit Suisse International	06/20/23	EUR	1,400	(326,950)	(319,694)	(7,256)
Smurfit Kappa Acquisitions ULC	5.00	Quarterly	Goldman Sachs International	06/20/23	EUR	1,400	(326,950)	(301,583)	(25,367)
Smurfit Kappa Acquisitions ULC	5.00	Quarterly	Goldman Sachs International	06/20/23	EUR	1,400	(326,950)	(306,736)	(20,214)
Smurfit Kappa Acquisitions ULC	5.00	Quarterly	JP Morgan Chase Bank NA	06/20/23	EUR	900	(210,182)	(209,275)	(907)
SoftBank Group Corp.	1.00	Quarterly	BNP Paribas SA	06/20/23	JPY	511,400	218,341	260,244	(41,903)
SoftBank Group Corp.	1.00	Quarterly	BNP Paribas SA	06/20/23	JPY	238,050	101,635	155,618	(53,983)
SoftBank Group Corp.	1.00	Quarterly	Goldman Sachs International	06/20/23	JPY	440,340	188,003	283,033	(95,030)
SoftBank Group Corp.	1.00	Quarterly	Goldman Sachs International	06/20/23	JPY	344,650	147,148	203,911	(56,763)
Solvay SA	1.00	Quarterly	Barclays Bank plc	06/20/23	EUR	4,917	(129,067)	(112,304)	(16,763)
Solvay SA	1.00	Quarterly	JP Morgan Chase Bank NA	06/20/23	EUR	4,683	(122,925)	(105,617)	(17,308)
Standard Chartered Bank	1.00	Quarterly	Citibank NA	06/20/23	EUR	4,600	188,143	214,519	(26,376)
Stena AB	5.00	Quarterly	Citibank NA	06/20/23	EUR	2,300	43,572	120,775	(77,203)
Stena AB	5.00	Quarterly	Credit Suisse International	06/20/23	EUR	3,520	66,684	157,756	(91,072)
Stena AB	5.00	Quarterly	Goldman Sachs International	06/20/23	EUR	920	17,429	25,437	(8,008)
Stena AB	5.00	Quarterly	Goldman Sachs International	06/20/23	EUR	1,380	26,144	44,181	(18,037)
Sudzucker International Finance BV	1.00	Quarterly	Bank of America NA	06/20/23	EUR	4,800	(8,851)	(11,024)	2,173
Sudzucker International Finance BV	1.00	Quarterly	JP Morgan Chase Bank NA	06/20/23	EUR	4,870	(8,981)	(66,140)	57,159
UniCredit SpA	1.00	Quarterly	Barclays Bank plc	06/20/23	EUR	3,034	333,977	319,673	14,304
United States Steel Corp.	5.00	Quarterly	Goldman Sachs International	06/20/23	USD	2,885	(393,073)	(338,851)	(54,222)
United States Steel Corp.	5.00	Quarterly	JP Morgan Chase Bank NA	06/20/23	USD	4,800	(653,987)	(537,505)	(116,482)
Unitymedia GmbH	5.00	Quarterly	Barclays Bank plc	06/20/23	EUR	1,160	(287,565)	(275,430)	(12,135)
Unitymedia GmbH	5.00	Quarterly	Credit Suisse International	06/20/23	EUR	3,925	(973,008)	(922,737)	(50,271)
Unitymedia GmbH	5.00	Quarterly	Credit Suisse International	06/20/23	EUR	4,780	(1,184,962)	(1,183,668)	(1,294)
Unitymedia GmbH	5.00	Quarterly	JP Morgan Chase Bank NA	06/20/23	EUR	3,300	(798,497)	(775,552)	(22,945)
UPC Holding BV	5.00	Quarterly	Credit Suisse International	06/20/23	EUR	1,400	(279,701)	(270,000)	(9,701)
Valeo SA	1.00	Quarterly	Bank of America NA	06/20/23	EUR	2,300	(13,443)	(14,056)	613
Valeo SA	1.00	Quarterly	Bank of America NA	06/20/23	EUR	2,300	(13,443)	(15,380)	1,937
Valeo SA	1.00	Quarterly	Barclays Bank plc	06/20/23	EUR	4,550	(26,593)	(40,734)	14,141
Valeo SA	1.00	Quarterly	BNP Paribas SA	06/20/23	EUR	4,550	(26,593)	(25,226)	(1,367)
Valeo SA	1.00	Quarterly	Citibank NA	06/20/23	EUR	2,300	(13,443)	(12,687)	(756)
Volkswagen AG	1.00	Quarterly	Barclays Bank plc	06/20/23	EUR	2,320	(22,767)	(23,195)	428

							$(20,757,944)	$(15,066,491)	$(5,691,453)

52	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Credit Fund

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
SAS AB	5.00%	Quarterly	Goldman Sachs International	06/20/19	NR	EUR	2,773	$134,627	$15,169	$119,458
SAS AB	5.00	Quarterly	Goldman Sachs International	06/20/19	NR	EUR	4,890	237,378	(121,086)	358,464
Rallye SA	5.00	Quarterly	Citibank NA	06/20/20	NR	EUR	1,200	(198,428)	(202,467)	4,039
Rallye SA	5.00	Quarterly	Citibank NA	06/20/20	NR	EUR	900	(148,820)	(153,505)	4,685
Rallye SA	5.00	Quarterly	Citibank NA	06/20/20	NR	EUR	1,100	(181,892)	(150,486)	(31,406)
ITRAXX.ASIA.XJ.IG.24.V1	1.00	Quarterly	Goldman Sachs International	12/20/20	NR	USD	3,750	64,524	(50,099)	114,623
Rallye SA	5.00	Quarterly	Citibank NA	06/20/21	NR	EUR	900	(214,041)	(192,039)	(22,002)
Advanced Micro Devices, Inc.	5.00	Quarterly	Goldman Sachs International	12/20/22	B	USD	1,750	295,164	194,951	100,213
Advanced Micro Devices, Inc.	5.00	Quarterly	Goldman Sachs International	12/20/22	B	USD	2,650	446,963	295,308	151,655
Altice Finco SA	5.00	Quarterly	BNP Paribas SA	12/20/22	CCC+	EUR	1,400	69,930	61,137	8,793
Altice Finco SA	5.00	Quarterly	Credit Suisse International	12/20/22	CCC+	EUR	2,380	118,880	49,109	69,771
Altice Finco SA	5.00	Quarterly	JP Morgan Chase Bank NA	12/20/22	CCC+	EUR	1,700	84,914	61,195	23,719
Casino Guichard-Perrachon SA	1.00	Quarterly	JP Morgan Chase Bank NA	12/20/22	BB+	EUR	100	(13,020)	(3,845)	(9,175)
Commerzbank AG	1.00	Quarterly	Goldman Sachs International	12/20/22	NR	EUR	4,400	(170,414)	(136,984)	(33,430)
Deutsche Bank AG	1.00	Quarterly	Barclays Bank plc	12/20/22	NR	EUR	4,370	(62,853)	3,462	(66,315)
Fiat Chrysler Automobiles NV	5.00	Quarterly	Citibank NA	12/20/22	BB+	EUR	50	8,746	9,548	(802)
Intrum Justitia AB	5.00	Quarterly	Credit Suisse International	12/20/22	BB+	EUR	1,750	113,255	257,141	(143,886)
Intrum Justitia AB	5.00	Quarterly	Credit Suisse International	12/20/22	BB+	EUR	1,760	113,902	283,262	(169,360)
Intrum Justitia AB	5.00	Quarterly	Morgan Stanley & Co. International plc	12/20/22	BB+	EUR	4,890	316,466	793,354	(476,888)
ITRAXX.FINSR.28.V1	1.00	Quarterly	Citibank NA	12/20/22	NR	EUR	43,760	854,177	1,106,234	(252,057)
Telecom Italia SpA	1.00	Quarterly	Citibank NA	12/20/22	BB+	EUR	120	(4,310)	(2,201)	(2,109)
Wind Acquisition Finance SA	5.00	Quarterly	Credit Suisse International	12/20/22	NR	EUR	2,130	457,222	399,471	57,751
Wind Acquisition Finance SA	5.00	Quarterly	Goldman Sachs International	12/20/22	NR	EUR	2,200	472,249	403,857	68,392
Wind Acquisition Finance SA	5.00	Quarterly	Goldman Sachs International	12/20/22	NR	EUR	1,175	252,224	215,696	36,528
ADLER Real Estate AG	5.00	Quarterly	Credit Suisse International	06/20/23	BB+	EUR	4,380	801,595	891,894	(90,299)
Advanced Micro Devices, Inc.	5.00	Quarterly	Barclays Bank plc	06/20/23	B	USD	2,650	472,156	317,330	154,826
Advanced Micro Devices, Inc.	5.00	Quarterly	JP Morgan Chase Bank NA	06/20/23	B	USD	1,750	311,801	209,607	102,194
Advanced Micro Devices, Inc.	5.00	Quarterly	JP Morgan Chase Bank NA	06/20/23	B	USD	2,650	472,156	317,405	154,751
Advanced Micro Devices, Inc.	5.00	Quarterly	JP Morgan Chase Bank NA	06/20/23	B	USD	4,350	775,050	492,309	282,741
Altice Finco SA	5.00	Quarterly	BNP Paribas SA	06/20/23	CCC+	EUR	2,240	75,560	73,803	1,757
Altice France SA	5.00	Quarterly	Goldman Sachs International	06/20/23	B	EUR	469	39,900	40,454	(554)
Altice France SA	5.00	Quarterly	JP Morgan Chase Bank NA	06/20/23	B	EUR	687	58,446	63,127	(4,681)
Avis Budget Group, Inc.	5.00	Quarterly	Goldman Sachs International	06/20/23	BB	USD	3,825	213,386	253,864	(40,478)
Avis Budget Group, Inc.	5.00	Quarterly	Goldman Sachs International	06/20/23	BB	USD	4,800	267,778	267,833	(55)
Avis Budget Group, Inc.	5.00	Quarterly	Goldman Sachs International	06/20/23	BB	USD	2,875	160,388	172,386	(11,998)
Avis Budget Group, Inc.	5.00	Quarterly	Goldman Sachs International	06/20/23	BB	USD	4,800	267,778	277,689	(9,911)
Banco Bilbao Vizcay a Argentaria SA	1.00	Quarterly	Citibank NA	06/20/23	NR	EUR	9,100	124,880	116,586	8,294
Boparan Finance plc	5.00	Quarterly	Barclays Bank plc	06/20/23	CCC+	EUR	1,500	(50,510)	(138,294)	87,784
Boparan Finance plc	5.00	Quarterly	Citibank NA	06/20/23	CCC+	EUR	2,400	(80,817)	(180,311)	99,494
Boparan Finance plc	5.00	Quarterly	Credit Suisse International	06/20/23	CCC+	EUR	2,400	(80,817)	(206,061)	125,244
Casino Guichard-Perrachon SA	1.00	Quarterly	Bank of America NA	06/20/23	BB+	EUR	617	(93,202)	(94,178)	976
Casino Guichard-Perrachon SA	1.00	Quarterly	Bank of America NA	06/20/23	BB+	EUR	46	(6,990)	(7,063)	73
Casino Guichard-Perrachon SA	1.00	Quarterly	Barclays Bank plc	06/20/23	BB+	EUR	99	(14,891)	(12,739)	(2,152)
Casino Guichard-Perrachon SA	1.00	Quarterly	Barclays Bank plc	06/20/23	BB+	EUR	233	(35,238)	(30,146)	(5,092)
Casino Guichard-Perrachon SA	1.00	Quarterly	Barclays Bank plc	06/20/23	BB+	EUR	161	(24,407)	(20,270)	(4,137)
Casino Guichard-Perrachon SA	1.00	Quarterly	Barclays Bank plc	06/20/23	BB+	EUR	1,000	(151,143)	(127,899)	(23,244)
Casino Guichard-Perrachon SA	1.00	Quarterly	BNP Paribas SA	06/20/23	BB+	EUR	1,770	(267,522)	(176,098)	(91,424)
Casino Guichard-Perrachon SA	1.00	Quarterly	BNP Paribas SA	06/20/23	BB+	EUR	30	(4,534)	(2,985)	(1,549)
Casino Guichard-Perrachon SA	1.00	Quarterly	BNP Paribas SA	06/20/23	BB+	EUR	1,750	(264,500)	(174,108)	(90,392)
Casino Guichard-Perrachon SA	1.00	Quarterly	BNP Paribas SA	06/20/23	BB+	EUR	30	(4,534)	(2,985)	(1,549)
Casino Guichard-Perrachon SA	1.00	Quarterly	BNP Paribas SA	06/20/23	BB+	EUR	1,910	(288,682)	(278,784)	(9,898)
Casino Guichard-Perrachon SA	1.00	Quarterly	Citibank NA	06/20/23	BB+	EUR	45	(6,848)	(6,300)	(548)
Casino Guichard-Perrachon SA	1.00	Quarterly	Citibank NA	06/20/23	BB+	EUR	1,597	(241,352)	(200,451)	(40,901)
Casino Guichard-Perrachon SA	1.00	Quarterly	Citibank NA	06/20/23	BB+	EUR	1,487	(224,764)	(214,127)	(10,637)
Casino Guichard-Perrachon SA	1.00	Quarterly	Citibank NA	06/20/23	BB+	EUR	2,300	(347,627)	(300,603)	(47,024)
Casino Guichard-Perrachon SA	1.00	Quarterly	Citibank NA	06/20/23	BB+	EUR	4,200	(634,798)	(586,436)	(48,362)
Casino Guichard-Perrachon SA	1.00	Quarterly	Citibank NA	06/20/23	BB+	EUR	1,731	(261,614)	(240,663)	(20,951)
Casino Guichard-Perrachon SA	1.00	Quarterly	Citibank NA	06/20/23	BB+	EUR	1,400	(202,057)	(203,853)	1,796
Casino Guichard-Perrachon SA	1.00	Quarterly	Goldman Sachs International	06/20/23	BB+	EUR	30	(4,534)	(3,014)	(1,520)
Casino Guichard-Perrachon SA	1.00	Quarterly	Goldman Sachs International	06/20/23	BB+	EUR	1,800	(272,056)	(180,826)	(91,230)

SCHEDULE OF INVESTMENTS	53

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Credit Fund

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Casino Guichard-Perrachon SA	1.00%	Quarterly	JP Morgan Chase Bank NA	06/20/23	BB+	EUR	1,850	$(279,613)	$(182,271)	$(97,342)
Casino Guichard-Perrachon SA	1.00	Quarterly	JP Morgan Chase Bank NA	06/20/23	BB+	EUR	27	(4,113)	(3,542)	(571)
Casino Guichard-Perrachon SA	1.00	Quarterly	JP Morgan Chase Bank NA	06/20/23	BB+	EUR	1,733	(261,866)	(240,896)	(20,970)
Casino Guichard-Perrachon SA	1.00	Quarterly	JP Morgan Chase Bank NA	06/20/23	BB+	EUR	1,040	(157,120)	(135,293)	(21,827)
Casino Guichard-Perrachon SA	1.00	Quarterly	JP Morgan Chase Bank NA	06/20/23	BB+	EUR	45	(6,855)	(6,306)	(549)
Casino Guichard-Perrachon SA	1.00	Quarterly	JP Morgan Chase Bank NA	06/20/23	BB+	EUR	40	(6,045)	(3,941)	(2,104)
Casino Guichard-Perrachon SA	1.00	Quarterly	JP Morgan Chase Bank NA	06/20/23	BB+	EUR	1,370	(207,065)	(185,575)	(21,490)
Casino Guichard-Perrachon SA	1.00	Quarterly	JP Morgan Chase Bank NA	06/20/23	BB+	EUR	693	(104,747)	(90,195)	(14,552)
Casino Guichard-Perrachon SA	1.00	Quarterly	JP Morgan Chase Bank NA	06/20/23	BB+	EUR	18	(2,742)	(2,361)	(381)
Casino Guichard-Perrachon SA	1.00	Quarterly	Morgan Stanley & Co. International plc	06/20/23	BB+	EUR	4,150	(627,240)	(602,513)	(24,727)
Deutsche Bank AG	1.00	Quarterly	Goldman Sachs International	06/20/23	NR	EUR	4,410	(88,014)	(34,666)	(53,348)
Deutsche Bank AG	1.00	Quarterly	Goldman Sachs International	06/20/23	NR	EUR	250	(4,990)	(2,054)	(2,936)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	06/20/23	B-	EUR	1,400	8,815	(4,046)	12,861
HCA, Inc.	5.00	Quarterly	Barclays Bank plc	06/20/23	BB-	USD	1,885	326,866	290,316	36,550
HCA, Inc.	5.00	Quarterly	Goldman Sachs International	06/20/23	BB-	USD	4,800	832,337	723,541	108,796
HCA, Inc.	5.00	Quarterly	Goldman Sachs International	06/20/23	BB-	USD	4,800	832,337	741,620	90,717
Hema Bondco I BV	5.00	Quarterly	JP Morgan Chase Bank NA	06/20/23	B-	EUR	2,200	(20,027)	89,938	(109,965)
Hertz Corp. (The)	5.00	Quarterly	Barclays Bank plc	06/20/23	B-	USD	2,300	(329,834)	(340,986)	11,152
Hertz Corp. (The)	5.00	Quarterly	Barclays Bank plc	06/20/23	B-	USD	1,403	(201,199)	(205,074)	3,875
Hertz Corp. (The)	5.00	Quarterly	Goldman Sachs International	06/20/23	B-	USD	2,300	(329,834)	(338,145)	8,311
Hertz Corp. (The)	5.00	Quarterly	JP Morgan Chase Bank NA	06/20/23	B-	USD	3,197	(458,469)	(465,302)	6,833
Intesa Sanpaolo SpA	1.00	Quarterly	BNP Paribas SA	06/20/23	NR	EUR	290	(6,586)	(13,746)	7,160
Intrum AB	5.00	Quarterly	Citibank NA	06/20/23	BB+	EUR	96	5,185	4,773	412
Intrum AB	5.00	Quarterly	Citibank NA	06/20/23	BB+	EUR	1,502	80,746	74,322	6,424
Intrum AB	5.00	Quarterly	JP Morgan Chase Bank NA	06/20/23	BB+	EUR	100	5,375	4,947	428
Intrum Justitia AB	5.00	Quarterly	Citibank NA	06/20/23	BB+	EUR	721	38,767	35,511	3,256
Intrum Justitia AB	5.00	Quarterly	Credit Suisse International	06/20/23	BB+	EUR	30	1,597	3,467	(1,870)
Intrum Justitia AB	5.00	Quarterly	Credit Suisse International	06/20/23	BB+	EUR	70	3,763	6,894	(3,131)
Intrum Justitia AB	5.00	Quarterly	Credit Suisse International	06/20/23	BB+	EUR	150	8,062	15,658	(7,596)
Intrum Justitia AB	5.00	Quarterly	Morgan Stanley & Co. International plc	06/20/23	BB+	EUR	100	5,375	11,375	(6,000)
Intrum Justitia AB	5.00	Quarterly	Morgan Stanley & Co. International plc	06/20/23	BB+	EUR	1,400	75,250	61,781	13,469
Intrum Justitia AB	5.00	Quarterly	Morgan Stanley & Co. International plc	06/20/23	BB+	EUR	100	5,390	11,705	(6,315)
SFR Group SA	5.00	Quarterly	Barclays Bank plc	06/20/23	B	EUR	446	37,943	7,705	30,238
SFR Group SA	5.00	Quarterly	JP Morgan Chase Bank NA	06/20/23	B	EUR	446	37,943	10,080	27,863
Sprint Capital Corp.	5.00	Quarterly	Goldman Sachs International	06/20/23	B	USD	4,800	442,967	459,600	(16,633)
Sprint Communications, Inc.	5.00	Quarterly	Barclays Bank plc	06/20/23	B	USD	4,800	370,897	417,160	(46,263)
Sprint Communications, Inc.	5.00	Quarterly	JP Morgan Chase Bank NA	06/20/23	B	USD	4,800	442,967	455,592	(12,625)
TDC A/S	1.00	Quarterly	Goldman Sachs International	06/20/23	B+	EUR	110	(5,686)	(10,191)	4,505
Teck Resources Ltd.	5.00	Quarterly	JP Morgan Chase Bank NA	06/20/23	BB+	USD	4,800	780,794	738,430	42,364
Tesco plc	1.00	Quarterly	Citibank NA	06/20/23	BB+	EUR	4,600	14,199	(23,203)	37,402
Thomas Cook Group plc	5.00	Quarterly	Barclays Bank plc	06/20/23	B+	EUR	960	140,360	133,738	6,622
Thomas Cook Group plc	5.00	Quarterly	Citibank NA	06/20/23	B+	EUR	3,893	555,128	519,647	35,481
Thomas Cook Group plc	5.00	Quarterly	Citibank NA	06/20/23	B+	EUR	3,800	541,924	489,159	52,765
Thomas Cook Group plc	5.00	Quarterly	Goldman Sachs International	06/20/23	B+	EUR	1,160	165,430	146,651	18,779
Thomas Cook Group plc	5.00	Quarterly	Goldman Sachs International	06/20/23	B+	EUR	1,200	171,133	160,269	10,864
Thomas Cook Group plc	5.00	Quarterly	Goldman Sachs International	06/20/23	B+	EUR	260	37,079	33,621	3,458
Thomas Cook Group plc	5.00	Quarterly	Goldman Sachs International	06/20/23	B+	EUR	97	13,890	12,676	1,214
T-Mobile USA, Inc.	5.00	Quarterly	Barclays Bank plc	06/20/23	BB+	USD	2,875	414,629	325,916	88,713
T-Mobile USA, Inc.	5.00	Quarterly	JP Morgan Chase Bank NA	06/20/23	BB+	USD	4,800	692,250	627,054	65,196
United Rentals North America, Inc.	5.00	Quarterly	Goldman Sachs International	06/20/23	BB	USD	2,875	456,208	478,080	(21,872)
United Rentals North America, Inc.	5.00	Quarterly	JP Morgan Chase Bank NA	06/20/23	BB	USD	2,875	456,208	441,356	14,852
United Rentals North America, Inc.	5.00	Quarterly	JP Morgan Chase Bank NA	06/20/23	BB	USD	2,875	467,650	450,626	17,024
Wind Acquisition Finance SA	5.00	Quarterly	Barclays Bank plc	06/20/23	NR	EUR	900	207,998	199,598	8,400
T-Mobile USA, Inc.	5.00	Quarterly	Goldman Sachs International	12/20/23	BB+	USD	2,875	391,910	332,287	59,623
Constellium NV	5.00	Quarterly	Citibank NA	12/20/24	B-	EUR	3,960	573,335	473,459	99,876
Constellium NV	5.00	Quarterly	Goldman Sachs International	12/20/24	B-	EUR	2,880	416,971	441,737	(24,766)
Constellium NV	5.00	Quarterly	Goldman Sachs International	12/20/24	B-	EUR	2,170	314,176	243,983	70,193

								$10,796,089	$10,026,241	$769,848

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

54	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Credit Fund

OTC Total Return Swaps

Paid by the Fund		Received by the Fund		Counterparty	Termination Date (a)	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate (Amount)/ Reference	Frequency	Rate / Reference	Frequency
iBoxx EUR Liquid High Yield Index September 2018	At Termination	3 month EURIBOR	Quarterly	JP Morgan Chase Bank NA	09/20/18	EUR	36,530	$(541,176)	$(15,723)	$(525,453)
iBoxx EUR Liquid High Yield Index September 2018	At Termination	3 month EURIBOR	Quarterly	JP Morgan Chase Bank NA	09/20/18	EUR	31,570	(438,245)	(15,032)	(423,213)
3 month EURIBOR	Quarterly	Markit iBoxx EUR Contingent Convertible Index September 2018	At Termination	Goldman Sachs International	09/20/18	EUR	8,350	25,525	3,237	22,288

								$(953,896)	$(27,518)	$(926,378)

(a)	Certain swaps have no stated termination and can be terminated by either party at any time.

OTC Total Return Swaps (a)

Reference Entity	Counterparty	Termination Date		Net Notional Amount	Unrealized Appreciation		Net Value of Reference Entities	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short	Bank of America NA	10/15/19-02/15/23	USD	(63,664,012)	$262,032	(b)	$(63,597,643)	(3.2)%

(a)

The Fund receives or pays the total return on a portfolio of long and short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 20-250 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

Canada 1 Month Bankers’ Acceptances Rate:

CAD 1 Month

Euro Interbank Offer Rate:

EUR 1 Week

Intercontinental Exchange LIBOR:

GBP 1 Week

USD 1 Week

(b)	Amount includes $195,663 of net dividends and financing fees.

SCHEDULE OF INVESTMENTS	55

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Credit Fund

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Bank of America NA, as of July 31, 2018, expiration dates 10/15/19 — 02/15/23:

	Shares	Value	% of Basket Value
Reference Entity — Long

Austria
Erste Group Bank AG	38,060	$1,643,863	(2.6)%

Belgium
KBC Group NV	22,050	1,692,747	(2.7)
Nyrstar NV	146,667	703,131	(1.1)

		2,395,878
France
BNP Paribas SA	152,420	9,887,459	(15.6)
Credit Agricole SA	107,683	1,512,964	(2.4)
Europcar Mobility Group	265,669	2,664,398	(4.2)

		14,064,821
Germany
Aroundtown SA	135,706	1,132,092	(1.8)

Greece
Eurobank Ergasias SA	1,167,074	1,209,476	(1.9)
National Bank of Greece SA	1,991,281	648,025	(1.0)

		1,857,501
Netherlands
Altice NV	651,974	2,172,603	(3.4)

Spain
CaixaBank SA	388,853	1,789,065	(2.8)

United Kingdom
Vodafone Group plc	1,383,043	3,378,721	(5.3)

United States of America
Altice USA, Inc.	142,992	2,449,453	(3.9)

Total Reference Entity — Long		30,883,997

	Shares	Value	% of Basket Value
Reference Entity — Short
France
Casino Guichard Perrachon SA	(50,547)	$(2,052,319)	3.2%

Italy
Unione di Banche Italiane SpA	(736,156)	(3,037,448)	4.8

United Kingdom
Barclays plc	(713,795)	(1,815,757)	2.9

United States
Bausch Health Cos., Inc.	(180,000)	(3,913,200)	6.2
Crown Castle International Corp.	(57,770)	(6,402,649)	10.1
Discovery, Inc.	(255,000)	(6,777,900)	10.7
General Electric Co.	(150,000)	(2,044,500)	3.2
iShares iBoxx $ High Yield Corporate Bond ETF	(235,000)	(20,238,200)	31.8
iShares J.P. Morgan USD Emerging Markets Bond ETF	(25,000)	(2,726,500)	4.3
iShares Russell 2000 ETF	(55,000)	(9,122,850)	14.3
Mattel, Inc.	(53,250)	(845,078)	1.3
SPDR S&P 500 ETF Trust	(27,500)	(7,736,575)	12.2
SPDR S&P Oil & Gas Exploration & Production ETF	(88,044)	(3,787,653)	6.0
Uniti Group, Inc.	(75,000)	(1,326,000)	2.1
Utilities Select Sector SPDR Fund	(143,000)	(7,548,970)	11.9

		(72,470,075)
United States of America
American Tower Corp.	(43,763)	(6,487,427)	10.2
Kellogg Co.	(74,294)	(5,277,103)	8.3
Western Digital Corp.	(6,500)	(455,975)	0.7

		(12,220,505)
Zambia
First Quantum Minerals Ltd.	(185,000)	(2,885,536)	4.5

Total Reference Entity — Short		(94,481,640)

Net Value of Reference Entity — Bank of America NA		$(63,597,643)

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
3 month EURIBOR	Euro Interbank Offered Rate	(0.32)%
3 month LIBOR	London Interbank Offered Rate	2.35

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps (a)	$8,892,291	$(29,789,666)	$2,516,005	$(2,706,602)	$—
OTC Swaps	25,478,578	(30,546,346)	4,083,914	(9,669,865)	—
Options Written	N/A	N/A	2,074,084	(243,955)	(1,210,926)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

56	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Credit Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$5,090	$—	$128,826	$—	$133,916
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	4,441,815	—	—	4,441,815
Options purchased
Investments at value — unaffiliated(b)	—	67,137	4,287,280	—	1,998,840	—	6,353,257
Swaps — centrally cleared
Net unrealized appreciation(a)	—	431,279	—	—	2,084,726	—	2,516,005
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	29,274,935	287,557	—	—	—	29,562,492

	$—	$29,773,351	$4,579,927	$4,441,815	$4,212,392	$—	$43,007,485

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$360,511	$—	$787,501	$—	$1,148,012
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	11,549,442	—	—	11,549,442
Options written
Options written, at value	—	15,925	1,195,001	—	—	—	1,210,926
Swaps — centrally cleared
Net unrealized depreciation(a)	—	2,650,788	—	—	55,814	—	2,706,602
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	39,236,790	979,421	—	—	—	40,216,211

	$—	$41,903,503	$2,534,933	$11,549,442	$843,315	$—	$56,831,193

(a)

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended July 31, 2018, the effect of derivative financial instruments in the Statement of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(7,292,422)	$—	$2,638,768	$—	$(4,653,654)
Forward foreign currency exchange contracts	—	—	—	24,681,187	—	—	24,681,187
Options purchased(a)	—	(6,289,308)	(20,069,873)	—	(123,993)	—	(26,483,174)
Options written	—	1,374,040	4,321,756	—	131,452	—	5,827,248
Swaps	—	(11,964,125)	(17,237,329)	—	8,195,753	—	(21,005,701)

	$—	$(16,879,393)	$(40,277,868)	$24,681,187	$10,841,980	$—	$(21,634,094)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$1,108,263	$—	$(2,706,618)	$—	$(1,598,355)
Forward foreign currency exchange contracts	—	—	—	16,564,116	—	—	16,564,116
Options purchased(b)	—	(948,241)	(6,928,641)	—	(1,343,229)	—	(9,220,111)
Options written	—	402,236	1,218,928	—	—	—	1,621,164
Swaps	—	6,698,622	1,885,014	—	1,611,869	—	10,195,505

	$—	$6,152,617	$(2,716,436)	$16,564,116	$(2,437,978)	$—	$17,562,319

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

SCHEDULE OF INVESTMENTS	57

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Credit Fund

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$40,449	$—
Forward foreign currency exchange contracts	4,441,815	11,549,442
Options(a)	6,353,257	1,210,926
Swaps — Centrally cleared	—	412,164
Swaps — OTC(b)	29,562,492	40,216,211

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$40,398,013	$53,388,743
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(5,774,263)	(1,607,165)

Total derivative assets and liabilities subject to an MNA	$34,623,750	$51,781,578

(a)	Includes options purchased at value which is included in Investments at value – unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)(e)
Bank of America NA	$288,246	$(141,701)	$—	$—	$146,545
Barclays Bank plc	3,275,065	(3,275,065)	—	—	—
BNP Paribas SA	1,137,537	(1,137,537)	—	—	—
Citibank NA	6,898,883	(6,898,883)	—	—	—
Credit Suisse International	2,980,752	(2,980,752)	—	—	—
Deutsche Bank AG	70,393	(70,393)	—	—	—
Goldman Sachs Bank USA	8,083	(8,083)	—	—	—
Goldman Sachs International	8,993,498	(7,285,433)	—	(960,000)	748,065
HSBC Bank plc	10,385	—	—	—	10,385
JP Morgan Chase Bank NA	8,546,928	(8,546,928)	—	—	—
Morgan Stanley & Co. International plc	2,022,696	(2,022,696)	—	—	—
Royal Bank of Scotland	2,436	—	—	—	2,436
Standard Chartered Bank	216,397	—	—	—	216,397
State Street Bank and Trust Co.	134,212	—	—	—	134,212
Toronto Dominion Bank	4,199	(4,199)	—	—	—
UBS AG	34,040	(34,040)	—	—	—

	$34,623,750	$(32,405,710)	$—	$(960,000)	$1,258,040

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (c)	Net Amount of Derivative Liabilities (d)(e)
Bank of America NA	$141,701	$(141,701)	$—	$—	$—
Barclays Bank plc	5,706,506	(3,275,065)	—	(1,930,000)	501,441
BNP Paribas SA	2,652,240	(1,137,537)	—	(1,514,703)	—
Citibank NA	13,576,676	(6,898,883)	—	(6,677,793)	—
Credit Suisse International	6,445,434	(2,980,752)	—	(3,140,000)	324,682
Deutsche Bank AG	153,334	(70,393)	—	—	82,941
Goldman Sachs Bank USA	526,670	(8,083)	—	(518,587)	—
Goldman Sachs International	7,285,433	(7,285,433)	—	—	—
JP Morgan Chase Bank NA	10,820,381	(8,546,928)	—	(1,818,184)	455,269
Morgan Stanley & Co. International plc	4,427,918	(2,022,696)	—	(2,405,222)	—
Toronto Dominion Bank	6,009	(4,199)	—	—	1,810
UBS AG	39,276	(34,040)	—	—	5,236

	$51,781,578	$(32,405,710)	$—	$(18,004,489)	$1,371,379

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.

58	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Credit Fund

(c)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.
(e)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$6,339,451
Average notional value of contracts — short	$439,949,105
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$2,322,557,407
Average amounts sold — in USD	$1,050,742,482
Options:
Average value of option contracts purchased	$5,896,647
Average value of option contracts written	$701,770
Average notional value of swaption contracts purchased	$752,744,705
Average notional value of swaption contracts written	$336,875,578
Credit default swaps:
Average notional value — buy protection	$1,281,978,090
Average notional value — sell protection	$475,671,951
Interest rate swaps:
Average notional value — pays fixed rate	$199,039,500
Average notional value — receives fixed rate	$34,276,066
Total return swaps:
Average notional value	$254,347,585

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following table summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$412,327,918	$55,460,302	$467,788,220
Common Stocks:
Germany	—	8,108,565	—	8,108,565
Indonesia	—	534,791	—	534,791
Italy	—	1,904,670	—	1,904,670
Netherlands	—	1,787,064	—	1,787,064
United States	38,262,033	—	393,247	38,655,280
Corporate Bonds:
Australia	—	6,419,881	—	6,419,881
Austria	—	1,541,830	—	1,541,830
Bahrain	—	332,724	—	332,724
Belgium	—	16,995,867	—	16,995,867
Brazil	—	3,165,400	—	3,165,400
Canada	—	132,920,056	—	132,920,056
Cayman Islands	—	363,641	—	363,641
China	—	79,141,184	—	79,141,184
Czech Republic	—	235,661	—	235,661
Denmark	—	11,577,820	—	11,577,820
Finland	—	9,696,301	—	9,696,301
France	—	93,043,998	—	93,043,998
Germany	—	101,033,805	—	101,033,805
Ghana	—	1,850,125	—	1,850,125
Greece	—	234,759	—	234,759
Guernsey	—	705,666	—	705,666
Hong Kong	—	17,410,762	—	17,410,762
India	—	7,287,314	—	7,287,314
Indonesia	—	8,735,682	37,353	8,773,035
Ireland	—	28,966,062	—	28,966,062
Israel	—	42,318,328	—	42,318,328
Italy	—	73,339,194	—	73,339,194

SCHEDULE OF INVESTMENTS	59

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Credit Fund

	Level 1	Level 2	Level 3	Total
Jamaica	$—	$654,250	$—	$654,250
Japan	—	5,021,949	—	5,021,949
Jersey	—	409,810	—	409,810
Luxembourg	—	39,344,209	—	39,344,209
Macau	—	383,080	—	383,080
Malaysia	—	1,715,181	—	1,715,181
Mongolia	—	98,654	—	98,654
Netherlands	—	80,426,330	—	80,426,330
Norway	—	2,660,000	—	2,660,000
Philippines	—	1,156,363	—	1,156,363
Portugal	—	16,493,389	—	16,493,389
Singapore	—	1,448,418	—	1,448,418
South Africa	—	121,449	—	121,449
South Korea	—	6,785,419	—	6,785,419
Spain	—	89,415,132	—	89,415,132
Sweden	—	29,307,221	—	29,307,221
Switzerland	—	84,260,684	—	84,260,684
Thailand	—	791,960	—	791,960
Turkey	—	11,567,541	—	11,567,541
United Arab Emirates	—	1,856,084	—	1,856,084
United Kingdom	—	189,017,042	—	189,017,042
United States	—	1,549,423,816	—	1,549,423,816
Vietnam	—	603,750	—	603,750
Zambia	—	61,594,819	—	61,594,819
Floating Rate Loan Interests:
Australia	—	417,609	340,000	757,609
Bermuda	—	490,573	—	490,573
Canada	—	33,428,550	412,476	33,841,026
Denmark	—	31,862,557	—	31,862,557
France	—	55,869,473	—	55,869,473
Germany	—	71,283,168	1,160,580	72,443,748
Ireland	—	7,886,432	—	7,886,432
Luxembourg	—	13,014,190	20,402,216	33,416,406
Netherlands	—	37,179,138	—	37,179,138
Norway	—	4,632,965	—	4,632,965
Spain	—	7,504,625	—	7,504,625
Sweden	—	15,142,112	—	15,142,112
Switzerland	—	7,815,906	—	7,815,906
United Kingdom	—	62,193,497	4,385,361	66,578,858
United States	—	513,154,782	58,821,172	571,975,954
Foreign Agency Obligations(a)	—	18,787,438	—	18,787,438
Foreign Government Obligations(a)	—	70,018,407	—	70,018,407
Non-Agency Mortgage-Backed Securities	—	33,708,847	—	33,708,847
Preferred Securities:	—	—	—	—
Luxembourg	—	—	992,755	992,755
Netherlands	—	2,341,808	—	2,341,808
United Kingdom	—	6,795,802	—	6,795,802
United States	—	835,549	—	835,549
U.S. Treasury Obligations	—	56,569,839	—	56,569,839
Short-Term Securities:
Borrowed Bond Agreements	—	721,316,621	—	721,316,621
Money Market Funds	48,373,001	—	—	48,373,001
Options Purchased:
Credit contracts	—	67,137	—	67,137
Equity contracts	4,287,280	—	—	4,287,280
Interest rate contracts	1,446,534	552,306	—	1,998,840
Unfunded floating rate loan interests(b)	—	260	—	260
Liabilities:
Borrowed Bonds	—	(715,163,816)	—	(715,163,816)
Unfunded floating rate loan interests(b)	—	(164,940)	—	(164,940)
Investment Sold Short
Common Stocks(a)	(469,060)	—	—	(469,060)
Corporate Bonds(a)	—	(10,077,794)	—	(10,077,794)
Investment Companies	(8,181,400)	—	—	(8,181,400)
U.S. Treasury Obligations	—	(18,395,857)	—	(18,395,857)

	$83,718,388	$4,265,602,802	$142,405,462	$4,491,726,652

60	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Global Long/Short Credit Fund

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(c)
Assets:
Credit contracts	$—	$4,230,873	$—	$4,230,873
Equity contracts	5,090	284,320	—	289,410
Foreign currency exchange contracts	—	4,441,815	—	4,441,815
Interest rate contracts	128,826	2,084,726	—	2,213,552
Liabilities:
Credit contracts	—	(11,387,912)	—	(11,387,912)
Equity contracts	(1,555,512)	(948,666)	—	(2,504,178)
Foreign currency exchange contracts	—	(11,549,442)	—	(11,549,442)
Interest rate contracts	(787,501)	(55,814)	—	(843,315)

	$(2,209,097)	$(12,900,100)	$—	$(15,109,197)

(a)	See above Schedule of Investments for values in each country.
(b)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(c)

Derivative financial instruments are swaps, futures contracts, and forward foreign currency exchange contracts and options written. Swaps, futures contracts, and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

During the year ended July 31, 2018, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Preferred Stocks	Total
Investments:
Assets:
Opening Balance, as of July 31, 2017	$11,858,160	$2,766,728	$696	$25,951,142	$314,937	$40,891,663
Transfers into Level 3	945,472	—	—	21,127,293	—	22,072,765
Transfers out of Level 3	(8,890,024)	—	—	(19,955,835)	—	(28,845,859)
Others(a)	—	(2,766,728)	—	—	2,766,728	—
Accrued discounts/premiums	222,468	—	2,215	26,844	—	251,527
Net realized gain (loss)	(1,319,032)	—	(103)	(41,885)	(2,345,882)	(3,706,902)
Net change in unrealized appreciation (depreciation)(b)(c)	132,835	(8,897,667)	2,714	409,930	2,610,343	(5,741,845)
Purchases	62,077,064	9,290,914	32,438	66,062,768	3,676,585	141,139,769
Sales	(9,566,641)	—	(607)	(8,058,452)	(6,029,956)	(23,655,656)

Closing Balance, as of July 31, 2018	$55,460,302	$393,247	$37,353	$85,521,805	$992,755	$142,405,462

Net change in unrealized appreciation (depreciation) on investments still held at July 31, 2018(c)	$(1,195,231)	$(8,897,667)	$2,700	$412,963	$1,849,912	$(7,827,323)

(a)	Certain Level 3 investments were re-classified between Common Stocks and Preferred Stocks.
(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.
(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at July 31, 2018 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	61

Statement of Assets and Liabilities

July 31, 2018

BlackRock Global Long/Short Credit Fund

ASSETS
Investments at value — unaffiliated (cost — $5,310,288,779)	$5,199,588,007
Investments at value — affiliated (cost — $44,591,252)	44,591,252
Cash pledged:
Collateral — reverse repurchase agreements	1,688,000
Collateral — OTC derivatives	48,838,184
Futures contracts	4,251,880
Centrally cleared swaps	10,601,710
Foreign currency at value (cost — $4,212,997)	4,213,263
Receivables:
Investments sold	82,640,909
Swaps	2,290
Capital shares sold	8,605,330
Dividends — affiliated	54,702
Dividends — unaffiliated	158,588
Interest — unaffiliated	37,048,946
From the Manager	434,603
Variation margin on futures contracts	40,449
Swap premiums paid	25,478,578
Unrealized appreciation on:
Forward foreign currency exchange contracts	4,441,815
OTC swaps	4,083,914
Unfunded floating rate loan interests	260
Prepaid expenses	104,056

Total assets	5,476,866,736

LIABILITIES
Investments sold short at value — affiliated (proceeds $8,215,293)	8,181,400
Investments sold short at value — unaffiliated (proceeds $28,841,834)	28,942,711
Bank overdraft	7,213,399
Due to broker	346,545
Cash received:
Collateral — OTC derivatives	960,000
Borrowed bonds at value (proceeds $721,879,629)	715,163,816
Options written at value (premium received $3,041,055)	1,210,926
Reverse repurchase agreements at value	445,430,364
Payables:
Investments purchased	298,189,367
Capital shares redeemed	8,041,450
Interest expense	7,402,850
Service and distribution fees	160,328
Variation margin on centrally cleared swaps	412,164
Administration fees	171,566
Board realignment and consolidation	434,603
Investment advisory fees	2,910,667
Trustees’ and Officer’s fees	12,604
Other affiliates	7,540
Other accrued expenses	2,084,726
Swap premiums received	30,546,346
Unrealized depreciation on:
Forward foreign currency exchange contracts	11,549,442
OTC swaps	9,669,865
Unfunded floating rate loan interests	164,940

Total liabilities	1,579,207,619

NET ASSETS	$3,897,659,117

See notes to financial statements.

62	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities  (continued)

July 31, 2018

BlackRock Global Long/Short Credit Fund

NET ASSETS CONSIST OF
Paid-in capital	$4,204,485,307
Undistributed net investment income	110,459,848
Accumulated net realized loss	(301,254,348)
Net unrealized appreciation (depreciation)	(116,031,690)

NET ASSETS	$3,897,659,117

NET ASSET VALUE
Institutional — Based on net assets of $2,305,172,503 and 222,483,467 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.36

Investor A — Based on net assets of $168,470,747 and 16,303,516 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.33

Investor C — Based on net assets of $100,645,278 and 9,949,994 shares outstanding, unlimited number of shares authorized, $0.001 par value.	$10.12

Class K — Based on net assets of $1,323,370,589 and 127,613,381 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.37

See notes to financial statements.

FINANCIAL STATEMENTS	63

Statement of Operations

July 31, 2018

BlackRock Global Long/Short Credit Fund

INVESTMENT INCOME
Dividends — affiliated	$1,199,868
Dividends — unaffiliated	1,333,970
Interest — unaffiliated	205,914,568
Other income — affiliated	6,991 (a)
Other income — unaffiliated	844
Foreign taxes withheld	(17,361)

Total investment income	208,438,880

EXPENSES
Investment advisory	35,840,610
Transfer agent — class specific	1,827,201
Service and distribution — class specific	1,634,598
Administration	1,484,458
Accounting services	639,524
Administration — class specific	599,031
Board realignment and consolidation	434,603
Professional	301,203
Custodian	207,516
Registration	193,727
Printing	105,824
Trustees and Officer	90,242
Miscellaneous	69,662

Total expenses excluding dividend expense, and interest expense	43,428,199

Dividends expense — affiliated	284,277
Dividends expense — unaffiliated	252,591
Interest expense	36,841,385
Broker fees and expenses on short sales	78,964

Total expenses	80,885,416
Less:
Fees waived and/or reimbursed by the Manager	(502,579)

Total expenses after fees waived	80,382,837

Net investment income	128,056,043

(a)	See Note 6 of the Notes to Financial Statements.

See notes to financial statements.

64	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations  (continued)

July 31, 2018

BlackRock Global Long/Short Credit Fund

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	$321,565
Investments — unaffiliated	6,214,760
Borrowed bonds	(706,287)
Capital gain distributions from investment companies — affiliated	378
Forward foreign currency exchange contracts	24,681,187
Foreign currency transactions	7,040,442
Futures contracts	(4,653,654)
Options written	5,827,248
Payment by affiliate	235,354 (a)
Short sales — affiliated	(75,190)
Short sales — unaffiliated	14,316,086
Swaps . . . . .	(21,005,701)

32,196,188

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(164,367,499)
Borrowed bonds	24,012,452
Forward foreign currency exchange contracts	16,564,116
Foreign currency translations	(902,822)
Futures contracts	(1,598,355)
Options written	1,621,164
Short sales — affiliated	66,001
Short sales — unaffiliated	565,982
Swaps . . . . .	10,195,505
Unfunded floating rate loan interests	(164,680)

(114,008,136)

Net realized and unrealized loss	(81,811,948)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$46,244,095

(a)	See Note 6 of the Notes to Financial Statements.

See notes to financial statements.

FINANCIAL STATEMENTS	65

Statements of Changes in Net Assets

	BlackRock Global Long/Short Credit Fund
	Year Ended
	07/31/2018	07/31/2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$128,056,043	$115,072,805
Net realized gain (loss)	32,196,188	(91,493,074)
Net change in unrealized appreciation (depreciation)	(114,008,136)	152,920,714

Net increase in net assets resulting from operations	46,244,095	176,500,445

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(27,141,988)	—
Investor A	(1,213,068)	—
Class K	(16,645,107)	—

Decrease in net assets resulting from distributions to shareholders	(45,000,163)	—

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(135,476,053)	(187,914,289)

NET ASSETS
Total decrease in net assets	(134,232,121)	(11,413,844)
Beginning of year	4,031,891,238	4,043,305,082

End of year	$3,897,659,117	$4,031,891,238

Undistributed (distributions in excess of) net investment income, end of year	$110,459,848	$(12,658,340)

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

66	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Global Long/Short Credit Fund
	Institutional
	Year Ended July 31,
	2018		2017	2016	2015	2014
Net asset value, beginning of year	$10.36		$9.91	$10.51	$10.95	$10.63

Net investment income(a)	0.33		0.30	0.27	0.28	0.20
Net realized and unrealized gain (loss)	(0.21)		0.15	(0.37)	(0.26)	0.26

Net increase (decrease) from investment operations	0.12		0.45	(0.10)	0.02	0.46

Distributions(b)
From net investment income	(0.12)		—	(0.50)	(0.34)	(0.14)
From net realized gain	—		—	—	(0.12)	—

Total distributions	(0.12)		—	(0.50)	(0.46)	(0.14)

Net asset value, end of year	$10.36		$10.36	$9.91	$10.51	$10.95

Total Return(c)
Based on net asset value	1.16	%(d)	4.54%	(0.92)%	0.20%	4.36%

Ratios to Average Net Assets(e)
Total expenses	2.00%		1.86%	2.08%	1.73%	1.61%

Total expenses excluding recoupment of past waived and/or reimbursed fees	2.00%		1.86%	2.08%	1.73%	1.61%

Total expenses after fees waived and/or reimbursed	1.98%		1.86%	2.07%	1.72%	1.59%

Total expenses after fees waived, reimbursed and excluding dividend expense, interest expense and broker fees and expenses on short sales	1.05%		1.08%	1.09%	1.07%	1.03%

Net investment income	3.21%		2.91%	2.69%	2.63%	1.83%

Supplemental Data
Net assets, end of year (000)	$2,305,172		$3,640,459	$3,378,151	$4,505,530	$4,623,194

Portfolio turnover rate	185%		229%	253%	211%	207%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	0.01%	—%	0.05%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	67

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Long/Short Credit Fund (continued)
	Investor A
	Year Ended July 31,
	2018		2017	2016	2015	2014
Net asset value, beginning of year	$10.31		$9.88	$10.48	$10.93	$10.61

Net investment income(a)	0.31		0.26	0.24	0.25	0.16
Net realized and unrealized gain (loss)	(0.23)		0.17	(0.36)	(0.27)	0.27

Net increase (decrease) from investment operations	0.08		0.43	(0.12)	(0.02)	0.43

Distributions(b)
From net investment income	(0.06)		—	(0.48)	(0.31)	(0.11)
From net realized gain	—		—	—	(0.12)	—

Total distributions	(0.06)		—	(0.48)	(0.43)	(0.11)

Net asset value, end of year	$10.33		$10.31	$9.88	$10.48	$10.93

Total Return(c)
Based on net asset value	0.81	%(d)	4.35%	(1.15)%	(0.10)%	4.09%

Ratios to Average Net Assets(e)
Total expenses	2.25%		2.13%	2.29%	1.98%	1.91%

Total expenses excluding recoupment of past waived and/or reimbursed fees	2.25%		2.13%	2.29%	1.98%	1.91%

Total expenses after fees waived and/or reimbursed	2.24%		2.12%	2.29%	1.98%	1.89%

Total expenses after fees waived, reimbursed and excluding dividend expense, interest expense and broker fees and expenses on short sales	1.31%		1.35%	1.34%	1.33%	1.32%

Net investment income	2.99%		2.63%	2.41%	2.36%	1.48%

Supplemental Data
Net assets, end of year (000)	$168,471		$228,373	$422,079	$1,032,811	$1,575,812

Portfolio turnover rate	185%		229%	253%	211%	207%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	0.01%	—%	0.05%

See notes to financial statements.

68	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Long/Short Credit Fund (continued)
	Investor C
	Year Ended July 31,
	2018		2017	2016	2015	2014
Net asset value, beginning of year	$10.10		$9.76	$10.38	$10.87	$10.56

Net investment income(a)	0.23		0.19	0.17	0.17	0.08
Net realized and unrealized gain (loss)	(0.21)		0.15	(0.36)	(0.26)	0.27

Net increase (decrease) from investment operations	0.02		0.34	(0.19)	(0.09)	0.35

Distributions(b)
From net investment income	—		—	(0.43)	(0.28)	(0.04)
From net realized gain	—		—	—	(0.12)	—

Total distributions	—		—	(0.43)	(0.40)	(0.04)

Net asset value, end of year	$10.12		$10.10	$9.76	$10.38	$10.87

Total Return(c)
Based on net asset value	0.20	%(d)	3.48%	(1.85)%	(0.82)%	3.31%

Ratios to Average Net Assets(e)
Total expenses	3.02%		2.87%	3.06%	2.72%	2.63%

Total expenses excluding recoupment of past waived and/or reimbursed fees	3.02%		2.87%	3.06%	2.72%	2.63%

Total expenses after fees waived and/or reimbursed	3.01%		2.87%	3.06%	2.72%	2.62%

Total expenses after fees waived, reimbursed and excluding dividend expense, interest expense and broker fees and expenses on short sales	2.08%		2.10%	2.09%	2.07%	2.05%

Net investment income	2.25%		1.88%	1.69%	1.64%	0.76%

Supplemental Data
Net assets, end of year (000)	$100,645		$132,965	$215,364	$342,148	$390,031

Portfolio turnover rate	185%		229%	253%	211%	207%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	0.01%	—%	0.05%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	69

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Long/Short Credit Fund (continued)
	Class K
	Year Ended July 31,			Period from 03/28/2016 (a) to 07/31/2016
	2018		2017
Net asset value, beginning of period	$10.37		$9.92	$9.70

Net investment income(b)	0.35		0.30	0.11
Net realized and unrealized gain (loss)	(0.21)		0.15	0.11

Net increase from investment operations	0.14		0.45	0.22

Distributions(c)
From net investment income	(0.14)		—	—

Net asset value, end of period	$10.37		$10.37	$9.92

Total Return(d)
Based on net asset value	1.34	%(e)	4.54%	2.27	%(f)

Ratios to Average Net Assets(g)
Total expenses	1.94%		1.79%	2.14	%(h)

Total expenses excluding recoupment of past waived and/or reimbursed fees	1.94%		1.79%	2.14	%(h)

Total expenses after fees waived and/or reimbursed	1.93%		1.79%	2.14	%(h)

Total expenses after fees waived, reimbursed and excluding dividend expense, interest expense and broker fees and expenses on short sales	0.99%		1.02%	1.01	%(h)

Net investment income	3.33%		2.97%	3.35	%(h)

Supplemental Data
Net assets, end of period (000)	$1,323,371		$30,093	$27,712

Portfolio turnover rate	185%		229%	253%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,		Period from 03/28/2016 (a) to 07/31/2016
	2018	2017
Investments in underlying funds	0.01%	0.01%	0.01%

(h)	Annualized.

See notes to financial statements.

70	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements	BlackRock Global Long/Short Credit Fund

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Global Long/Short Credit Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		None

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Defensive Positions: Investment policies may vary for temporary defensive purposes during periods in which the investment adviser believes that conditions in the securities markets or other economic, financial or political conditions warrant. Under such conditions, the Fund may invest up to 100% of its total assets in U.S. Government securities, certificates of deposit, repurchase agreements that involve purchases of debt securities, bankers’ acceptances and other bank obligations, commercial paper, money market funds and/or other debt securities, or may hold its assets in cash. The investment adviser applies this defensive posture as applicable and is consistent with the Fund’s investment policies.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

NOTES TO FINANCIAL STATEMENTS	71

Notes to Financial Statements  (continued)

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on their relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•

Commodity-Linked Notes are valued utilizing quotes received daily by the Fund’s pricing service or through brokers. The Fund’s pricing service utilizes valuation models, which incorporate a number of transaction specific data factors, such as the performance return multiple and upfront interest paid, as well as the price of the underlying index.

72	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs:

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market — corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information. Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS	73

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

74	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Inter-bank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. As of period end, the Fund had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
EG Group Ltd., Term Loan	$2,018,340	$2,502,578	$2,338,503	$(164,075)
Access CIG LLC, Term Loan	20,358	20,358	20,394	36
Access CIG LLC, 2nd Lien Term Loan	3,654	3,655	3,660	5
EOC Group, Inc., 1st Lien Term Loan	65,543	65,543	64,888	(655)
Carlisle Foodservice Products, Inc., Term Loan DD	37,321	37,228	37,018	(210)
Dental Corp Perfect Smile ULC, Delayed Term Loan	65,516	65,515	65,734	219
Nidda Healthcare Holding AG, 1st Lien Term Loan B	705,069	820,218	820,218	—

				$(164,680)

NOTES TO FINANCIAL STATEMENTS	75

Notes to Financial Statements  (continued)

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, a fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and the fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. A fund may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the year ended July 31, 2018, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Fund were $144,156,024 and 1.22%, respectively.

Borrowed bond agreements and reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With borrowed bond agreements and reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the Fund’s open borrowed bond agreements and reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Borrowed Bond Agreements and Reverse Repurchase Agreements

Counterparty	Borrowed Bond Agreements (a)	Reverse Repurchase Agreements	Borrowed Bond at Value including Accrued Interest (b)	Exposure Due (to)/from Counterparty before Collateral	Non-cash Collateral Received	Cash Collateral Received	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (c)	Cash Collateral Pledged	Net Collateral (Received)/ Pledged (c)	Net Exposure Due (to)/from Counterparty (d)
Barclays Bank plc	$147,356,911	$(60,603,680)	$(145,280,423)	$(58,527,192)	$—	$—	$58,527,192	$—	$58,527,192	$—
BNP Paribas SA	150,917,032	(168,375,802)	(151,084,969)	(168,543,739)	—	—	168,543,739	—	168,543,739	—
Citigroup Global Markets, Inc.	98,748,941	—	(101,098,168)	(2,349,227)	2,120,138	—	—	—	—	(229,089)
Credit Suisse Securities USA LLC	27,775,900	—	(27,682,265)	93,635	—	—	—	—	—	93,635
Deutsche Bank Securities, Inc.	31,926,500	—	(31,830,049)	96,451	—	—	—	—	—	96,451
JP Morgan Securities plc	137,424,950	—	(137,481,365)	(56,415)	—	—	—	—	—	(56,415)
MUFG Securities Americas, Inc.	13,377,000	(4,636,916)	(13,996,111)	(5,256,027)	—	—	5,256,027	—	5,256,027	—
Nomura Securities International, Inc.	11,268,125	—	(11,260,624)	7,501	—	—	—	—	—	7,501
RBC Capital Markets, LLC	102,521,262	(211,813,966)	(102,778,109)	(212,070,813)	—	—	212,070,813	—	212,070,813	—

	$721,316,621	$(445,430,364)	$(722,492,083)	$(446,605,826)	$2,120,138	$—	$444,397,771	$—	$444,397,771	$(87,917)

(a)	Included in Investments at value — unaffiliated in the Statement of Assets and Liabilities.
(b)	Includes accrued interest on borrowed bonds in the amount of $7,152,445 which is included in interest expense payable in the Statement of Assets and Liabilities.
(c)

Net collateral with a value of $483,065,218 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

(d)	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

76	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Short Sale Transactions (Borrowed Bonds): In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the fixed-income security to the counterparty to which it sold the security short. An amount equal to the proceeds received by a fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund is required to repay the counterparty interest on the security sold short, which, if applicable, is included in interest expense in the Statement of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

Short Sale Transactions (Investments Sold Short): In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short from a broker/counterparty and deliver the security to the purchaser. To close out a short position, a fund delivers the same security to the broker and records a liability to reflect the obligation to return the security to the broker. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. Cash deposited with the broker is recorded as an asset in the Statement of Assets and Liabilities. Securities segregated as collateral are denoted in the Schedule of Investments. A fund may pay a financing fee for the difference between the market value of the short position and the cash collateral deposited with the broker which would be recorded as interest expense. A fund is required to repay the counterparty any dividends received on the security sold short, which, if applicable, is shown as dividend expense in the Statement of Operations. A fund may pay a fee on the assets borrowed from the counterparty, which, if applicable, is shown as broker fees and expenses on short sales in the Statement of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts on the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives on the Statement of Assets and Liabilities.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

NOTES TO FINANCIAL STATEMENTS	77

Notes to Financial Statements  (continued)

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written on the Statement of Assets and Liabilities.

•

Swaptions — The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign currency options — The Fund purchases and writes foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash are included in cash pledged for centrally cleared swaps on the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

•	Total return basket swaps — Total return swaps are entered into to obtain exposure to a portfolio of long and short securities without owning such securities.

78	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Under the terms of a contract, the swap is designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Currency swaps — Currency swaps are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

•

Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

NOTES TO FINANCIAL STATEMENTS	79

Notes to Financial Statements  (continued)

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.95%
$1 Billion — $3 Billion	0.89
$3 Billion — $5 Billion	0.86
$5 Billion — $6.5 Billion	0.83
$6.5 Billion — $10 Billion	0.80
Greater than $10 Billion	0.76

With respect to the Fund, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS”) (collectively, the “Sub-Advisors”), each an affiliate of the Manager. The Manager pays BIL and BRS, for services each provides for that portion of the Fund for which it acts as sub-adviser, a monthly fee that is a equal to percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor C
Service fee	0.25%	0.25%
Distribution fee	—	0.75

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended July 31, 2018, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Investor A	Investor C	Total
Service and distribution fees	$485,940	$1,148,658	$1,634,598

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statement of Operations, at an annual rate of 0.015% of the average daily net assets of each respective class.

For the year ended July 31, 2018, the Fund paid the following to the Manager in return for these services, which are included in administration — class specific in the Statement of Operations:

Institutional	Investor A	Investor C	Class K	Total
$372,134	$29,159	$17,231	$180,507	$599,031

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended July 31, 2018, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Total
$164,403	$28	$164,431

80	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended July 31, 2018, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor C	Class K	Total
$4,842	$718	$2,377	$7,937

For the year ended July 31, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Class K	Total
$1,602,535	$131,552	$87,164	$5,950	$1,827,201

Other Fees: For the year ended July 31, 2018, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $5,966.

For the year ended July 31, 2018, affiliates received CDSCs of $5,211 for Investor C Shares.

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended July 31, 2018, the amount waived was $67,920.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through November 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended July 31, 2018, the amount waived was $56.

The Fund has begun to incur expenses in connection with a potential realignment and consolidation of the boards of directors of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse the Fund for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended July 31, 2018, the amount reimbursed was $434,603.

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	Investor A	Investor C	Class K
1.20%	1.40%	2.15%	1.15%

The Manager has agreed not to reduce or discontinue these contractual expense limitations through November 30, 2019, unless approved by the Board, including a majority of the trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended July 31, 2018, there were no fees waived and/or reimbursed by the Manager.

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

On July 31, 2018, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement were as follows:

	Expiring July 31,
	2019	2020
Investor A	$7,758	$—
Investor C	2,304	—

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements  (continued)

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended July 31, 2018, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain Trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

Other Transactions: During the year ended July 31, 2018, the Fund received reimbursements of $6,991 and $235,354 from an affiliate, which is included in other income — affiliated and payment by affiliate, respectively, in the Statement of Operations, related to operating errors.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended July 31, 2018, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	$78,420,169
Sales	17,817,454
Net realized gain	19,550

7.	PURCHASES AND SALES

For the year ended July 31, 2018, purchases and sales of investments, including paydowns and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$7,344,784,832	$6,725,087,130
U.S. Government Securities	1,453,626,268	1,424,650,267

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of July 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to foreign currency transactions, the accounting for swap agreements, the classification of investments and the sale of stock of passive foreign investment companies were reclassified to the following accounts:

Undistributed net investment income	$40,062,308
Accumulated net realized loss	(40,062,308)

The tax character of distributions paid was as follows:

Ordinary income
07/31/18	$45,000,163
07/31/17	—

82	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As of July 31, 2018, the tax components of accumulated net earnings (losses) were as follows:

Undistributed ordinary income	$119,990,045
Capital loss carryforwards	(291,961,614)
Net unrealized losses(a)	(134,854,621)

$(306,826,190)

(a)

The differences between book-basis and tax-basis net unrealized losses were attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the classification of investments, dividends recognized for tax purposes and the accounting for swap agreements.

As of July 31, 2017, the Fund had capital loss carryforwards, with no expiration dates, available to offset future realized capital gains of $291,961,614.

As of July 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . .	$5,363,623,230

Gross unrealized appreciation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	66,626,251
Gross unrealized depreciation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(180,798,143)

Net unrealized appreciation (depreciation). . . . . . . . . . . . . . . . . . . . . . . . . .	$(114,171,892)

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the Fund or to its shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Fund’s financial statements, if any, cannot be fully determined.

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended July 31, 2018, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

NOTES TO FINANCIAL STATEMENTS	83

Notes to Financial Statements  (continued)

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately its value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on its investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

The United Kingdom voted on June 23, 2016 to withdraw from the European Union, which may introduce significant new uncertainties and instability in the financial markets across Europe.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 07/31/2018		Year Ended 07/31/2017
	Shares	Amount	Shares	Amount
Institutional
Shares sold	66,318,476	$690,318,429	146,840,472	$1,487,050,368
Shares issued in reinvestment of distributions	2,110,404	21,842,675	—	—
Shares redeemed	(197,395,817)	(2,050,140,373)	(136,315,907)	(1,379,832,734)

Net increase (decrease)	(128,966,937)	$(1,337,979,269)	10,524,565	$107,217,634

84	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

	Year Ended 07/31/2018		Year Ended 07/31/2017
	Shares	Amount	Shares	Amount

Investor A
Shares sold	3,146,070	$32,632,057	5,081,114	$51,310,414
Shares issued in reinvestment of distributions	108,563	1,122,546	—	—
Shares redeemed	(9,112,169)	(94,428,105)	(25,626,965)	(259,038,733)

Net decrease	(5,857,536)	$(60,673,502)	(20,545,851)	$(207,728,319)

Investor C
Shares sold	924,187	$9,412,536	810,122	$8,041,849
Shares redeemed	(4,144,923)	(42,094,040)	(9,716,264)	(96,447,751)

Net decrease	(3,220,736)	$(32,681,504)	(8,906,142)	$(88,405,902)

Class K
Shares sold	140,558,187	$1,460,961,828	1,459,618	$14,681,704
Shares issued in reinvestment of distributions	50,834	526,639	—	—
Shares redeemed	(15,896,269)	(165,630,245)	(1,353,439)	(13,679,406)

Net increase	124,712,752	$1,295,858,222	106,179	$1,002,298

Total Net Decrease	(13,332,457)	$(135,476,053)	(18,821,249)	$(187,914,289)

As of July 31, 2018, shares of the Fund owned by BlackRock Financial Management, Inc., affiliates of the Fund, were as follows:

Institutional	Investor A	Investor C	Class K
1	1	1	1

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Board approved an Agreement and Plan of Reorganization with respect to the Fund, pursuant to which the Fund reorganized into a newly created series (the “New Fund”) of BlackRock Funds IV, a newly organized Massachusetts business trust. This reorganization (the “Reorganization”) closed on September 17, 2018. The Reorganization was not subject to approval by shareholders of the Fund.

The New Fund has the same investment objective, strategies and policies, investment adviser, sub-adviser, portfolio management team and service providers as the Fund. The Fund is the performance and accounting survivor of the Reorganization, meaning that the New Fund assumed the performance and financial history of the Fund at the completion of the Reorganization. In addition, the New Fund is subject to the same contractual arrangements, including the same contractual fees and expenses, as those of the Fund. The Reorganization was tax-free, meaning that the Fund’s shareholders became shareholders of the New Fund without realizing any gain or loss for federal income tax purposes.

Upon the consummation of the Reorganization, shareholders of the Fund became shareholders of the New Fund. If you were a shareholder of the Fund, the cash value of your investment did not change as a result of the Reorganization. You received New Fund shares with a total dollar value equal to the Fund shares that you owned at the time of the Reorganization.

NOTES TO FINANCIAL STATEMENTS	85

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

BlackRock Funds and Shareholders of BlackRock Global Long/Short Credit Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Global Long/Short Credit Fund (one of the funds constituting BlackRock Funds, referred to hereafter as the “Fund”) as of July 31, 2018, the related statement of operations for the year ended July 31, 2018, the statement of changes in net assets for each of the two years in the period ended July 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian, transfer agents, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 27, 2018

We have served as the auditor of one or more BlackRock investment companies since 2000.

Important Tax Information (unaudited)

During the fiscal year ended July 31, 2018, the following information is provided with respect to the ordinary income distributions paid by the Fund:

Payable Date	12/26/17
Qualified Dividend Income for Individuals(a)	19.06%
Dividends Qualifying for the Dividends Received Deduction for Corporations(a)	2.02
Federal Obligation Interest(b)	3.67
Interest Related Dividends for Non-U.S. Residents(c)	86.23

(a)	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
(b)

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

(c)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

86	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met in person on April 19, 2018 (the “April Meeting”) and May 17-18, 2018 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Global Long/Short Credit Fund (the “Fund”), a series of the Trust, and BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor. The Board also considered the approval of the sub-advisory agreement between the Manager and BlackRock International Limited (“BIL”) with respect to the Fund (the “BIL Sub-Advisory Agreement”) and the sub-advisory agreement between the Manager and BlackRock (Singapore) Limited (“BRS,” and together with BIL, the “Sub-Advisors”) with respect to the Fund (the “BRS Sub-Advisory Agreement,” and together with the BIL Sub-Advisory Agreement, the “Sub-Advisory Agreements”). The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, eleven of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. The Board also has a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. The Board’s consideration of the Agreements is a year-long deliberative process, during which the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of the Fund’s service providers; marketing and promotional services; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Trust’s adherence to its compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence and impact of potential economies of scale, if any, and the sharing of potential economies of scale with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS	87

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

At the May Meeting, the Board considered, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared with its Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers, including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance as of December 31, 2017. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and certain performance metrics. With respect to the Fund, which pursues an alternative investment strategy, the Board has been engaged in an iterative process with BlackRock to identify the most appropriate performance benchmarks and metrics by which the Board should measure the Fund’s performance. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance, so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-, three- and five-year periods reported, the Fund ranked in the second quartile against its Performance Peers.

In light of the Fund’s outcome oriented objective, BlackRock believes that certain other performance metrics may be more appropriate than the Performance Peers, and the Board was provided with a comparison of Fund performance relative to these metrics. Under these metrics, for the one-, three-, and five-year periods, the Fund underperformed its total return target. The overall risk of the Fund, as measured by the standard deviation of returns, was below its target range for each of the periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

88	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Fund, to the Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which the Fund benefits from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of (i) the Advisory Agreement between the Manager and the Trust with respect to the Fund, (ii) the BIL Sub-Advisory Agreement between the Manager and BIL with respect to the Fund and (iii) the BRS Sub-Advisory Agreement between the Manager and BRS with respect to the Fund, each for a one-year term ending June 30, 2019. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS	89

Trustee and Officer Information

Independent Trustees (a)

Name and Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Rodney D. Johnson 1941	Chair of the Board(d) and Trustee (Since 2007)	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.	27 RICs consisting of 142 Portfolios	None
Mark Stalnecker 1951	Chair Elect of the Board (Since 2018)(d) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Companies, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	27 RICs consisting of 142 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest since 2015; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (PCRI) since 2017.	27 RICs consisting of 142 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	27 RICs consisting of 142 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	27 RICs consisting of 142 Portfolios	None
Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	27 RICs consisting of 142 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	27 RICs consisting of 142 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Robert C. Robb, Jr. 1945	Trustee (Since 2007)	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	27 RICs consisting of 142 Portfolios	None

90	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name and Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Kenneth L. Urish 1951	Trustee (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	27 RICs consisting of 142 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	27 RICs consisting of 142 Portfolios	None
Frederick W. Winter 1945	Trustee (Since 2007)	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	27 RICs consisting of 142 Portfolios	None

Interested Trustees (a)(e)
Robert Fairbairn 1965	Trustee (Since 2018)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	130 RICs consisting of 317 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2015) and President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	130 RICs consisting of 317 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. The Board has approved extending the mandatory retirement age for Rodney D. Johnson until December 31, 2018.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, those Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

(d) Mr. Stalnecker was approved as Chair Elect of the Board effective January 1, 2018. It is expected that, effective January 1, 2019, Mr. Stalnecker will assume the position of Chair of the Board and Mr. Johnson will retire as Chair of the Board.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex.

TRUSTEE AND OFFICER INFORMATION	91

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock, Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. (b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective February 22, 2018, Barbara G. Novick resigned, and Robert Fairbairn was appointed, as an Interested Trustee of the Trust.

Effective May 17, 2018, John MacKessy replaced Fernanda Piedra as the Anti-Money Laundering Compliance Officer of the Trust.

Manager and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

JPMorgan Chase Bank, N.A.

New York, NY 10179

Sub-Advisors

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

BlackRock (Singapore) Limited

079912 Singapore

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

92	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge, (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	93

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

94	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

CAD	Canadian Dollar
CNY	Chinese Yuan
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
JPY	Japanese Yen
USD	United States Dollar

Portfolio Abbreviations

CDO	Collateralized Debt Obligation
CDX	Credit Default Swap Index
CLO	Collateralized Loan Obligation
DAC	Designated Activity Company
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offered Rate
LIBID	London Interbank Bid Rate
LIBOR	London Interbank Offered Rate
OTC	Over-the-counter
PIK	Payment-In-Kind
PJSC	Public Joint Stock Company
S&P	Standard & Poor’s
SPDR	Standard & Poor’s Depositary Receipts

GLOSSARY OF TERMS USED IN THIS REPORT	95

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

CSGLSCMT-7/18-AR

Item 2 –	Code of Ethics -- The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Pricewaterhouse Coopers (“PwC”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Global Long/Short Credit Fund	$69,300	$69,300	$0	$0	$20,600	$20,000	$0	$0

The following table presents fees billed by PwC that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$0	$0

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by PwC with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Global Long/Short Credit Fund	$20,600	$20,000

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

3

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies –Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

4

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: October 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: October 4, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: October 4, 2018

5